Exhibit 10.3

Investors Heritage Life Insurance Company P.O. Box 717 Frankfort KY 40602-0717 1-800-422-2011 Fax: 502-875-7084 investorsheritage@ihlic.com
Automatic YRT
Reinsurance Agreement
between
Trinity Life Insurance Company
Tulsa, Oklahoma
                         (hereinafter referred to as the “Ceding Company”)
and
Investors Heritage Life Insurance Company
Frankfort, Kentucky     (hereinafter referred to as “IHLIC”)
Effective February 1, 2007
Treaty #

Exhibits

A	—	Retention Limits of the Ceding Company and First Excess Limits
B	—	Plans Covered and Binding Limits
C	—	Forms, Manuals and Issue Rules
D	—	Reinsurance Premiums
E	—	Self-Administered Reporting
F	—	List of Risks Reinsured
G	—	List of Amendments
H	—	In Force Summary Form
I	—	Application for Facultative Reinsurance Form

Article 1 — PREAMBLE
1.1	Parties to the Agreement

This is a YRT agreement for indemnity reinsurance (the “Agreement”) solely between Trinity Life Insurance Company, Tulsa, Oklahoma (“the Ceding Company”), and Investors Heritage Life Insurance Company (“IHLIC”),of Frankfort, Kentucky, collectively referred to as the “parties”.

The acceptance of risks under this Agreement will create no right or legal relationship between IHLIC and the insured, owner or beneficiary of any insurance policy or other contract of the Ceding Company.

The Agreement will be binding upon the Ceding Company and IHLIC and their respective successors and assigns.

1.2	Compliance

This Agreement applies only to the issuance of insurance by the Ceding Company in a jurisdiction in which it is properly licensed.

The Ceding Company represents that, to the best of its knowledge, it is in compliance with all state and federal laws applicable to the business reinsured under this Agreement. In the event the Ceding Company is found to be in non-compliance with any law material to this Agreement, the Agreement will remain in effect and the Ceding Company will indemnify IHLIC for any direct loss IHLIC suffers as a result of the non-compliance, and will seek to remedy the non-compliance.

1.3	Construction

This Agreement will be construed in accordance with the laws of the state of Oklahoma.

1.4	Entire Agreement

This Agreement constitutes the entire agreement between the parties with respect to the business reinsured hereunder. There are no understandings between the parties other than as expressed in this Agreement. Any change or modification to this Agreement will be null and void unless made by amendment to this Agreement and signed by both parties.

1.5	Severability

If any provision of this Agreement is determined to be invalid or unenforceable, such determination will not impair or affect the validity or the enforceability of the remaining provisions of this Agreement.

1.6	Third Party Administrator

It is understood that the Ceding Company has appointed IHLIC, as its Third Party Administrator (hereinafter referred to as the “Administrator”). In connection therewith, the Ceding Company has authorized the Administrator to perform the duties of underwriting, administration and claim adjudication with the Ceding Company’s oversight and a valid Third Party Administrative Services agreement by and between the Ceding Company and the Administrator has been executed.

Article 2 — AUTOMATIC REINSURANCE
2.1	General Conditions

The Ceding Company will automatically cede to IHLIC new business as defined in Section 2.2 on the life insurance policies, supplementary benefits, and riders listed in Exhibit B issued on and after the effective date of this Agreement. The basis for the automatic reinsurance is shown in Exhibit B.

IHLIC will automatically accept its share of the above-referenced policies up to the limits shown in Exhibit B, provided that:
(a)	the insured, at the time of the application, must be a permanent resident of the United States, United States Protectorates or Canada;

(b)	the Ceding Company keeps its full retention, as specified in Exhibit A, or otherwise holds its full retention on a life under previously issued inforce policies and applies the same underwriting standards it would have applied if the new policy had fallen completely within its regular retention;

(c)	the Administrator makes all underwriting determination and the Ceding Company, through the Administrator, applies its normal underwriting guidelines in accordance with Section 2.4 of this article and Section 12.4;

(d)	the total of new ultimate amount of reinsurance required including contractual increases, and the amount already reinsured on that life under this Agreement and all other agreements between IHLIC and the Ceding Company, does not exceed the Automatic Binding Limits set out in Exhibit B;

(e)	the application is on a life that has not been submitted facultatively to IHLIC or any other reinsurer unless the reason for any prior facultative submission was solely for capacity that may now be accommodated within the terms of this Agreement, and

(g)	IHLIC’s underwriting manual will be used.
2.2	New Business

New business as defined in this article and Article 8.2 are those policies on which (a) the Ceding Company, through the Administrator, has obtained complete and current underwriting evidence on the full amount issued, (b) the full normal commissions are paid by the Ceding Company, through the Administrator, for the new plan, and (c) the suicide and contestable provisions apply from the effective date of the new plan.

2.3	Retained Amounts

The Ceding Company may not reinsure on any basis any portion of the amount it has retained on the business covered under this Agreement without prior notification to IHLIC.

2.4	Underwriting Standards

The parties hereby declare and agree that all policies and benefits covered under this Agreement shall be issued in accordance with Munich American Reassurance Company’s Life Underwriting Manual, unless the Ceding Company and IHLIC agree to use an alternative method. The Ceding Company should discuss any proposed changes in underwriting standards, requirements, or other criteria with IHLIC, and will be subject to the written approval of IHLIC before being applied to policies and benefits to be covered by this agreement.

Article 3 — FACULTATIVE REINSURANCE
3.1	The Ceding Company, through the Administrator, may submit any application on a plan or rider identified in Exhibit B to IHLIC for its consideration on a facultative basis.

The Ceding Company, through the Administrator, will apply for reinsurance on a facultative basis by sending to IHLIC an Application for Facultative Reinsurance, providing the information outlined in Exhibit I. Accompanying this Application will be copies of all underwriting evidence that is available for risk assessment including, but not limited to, copies of the application for insurance, medical examiners’ reports, attending physicians’ statements, inspection reports, and any other information bearing on the insurability of the risk. The Ceding Company, through the Administrator, also will notify IHLIC of any outstanding underwriting requirements at the time of the facultative submission. Any subsequent information received by the Ceding Company, through the Administrator, that is pertinent to the risk assessment will be immediately transmitted to IHLIC.

After consideration of the Application for Facultative Reinsurance and related information, IHLIC will promptly inform the Ceding Company, through the Administrator, of its underwriting decision. IHLIC’s offer will expire at the end of 120 days, unless otherwise specified by IHLIC.

If the underwriting decision is acceptable, the Ceding Company, through the Administrator, will notify IHLIC in writing of its acceptance of the offer.

Unless the Ceding Company, through the Administrator, gives notification before the expiration date, there shall not be any reinsurance on the risk and errors and omissions, as stated in Article 16 will not apply.

Article 4 — COMMENCEMENT OF LIABILITY
4.1	Automatic Reinsurance

For automatic reinsurance, IHLIC’s liability for amounts ceded hereunder will commence at the same time as the Ceding Company’s liability.

4.2	Facultative Reinsurance

For facultative reinsurance, IHLIC’s liability will commence at the same time as the Ceding Company’s liability, provided that IHLIC has made a facultative offer and that offer was accepted, during the lifetime of the insured, in accordance with the terms of this Agreement.

Article 5 — REINSURED RISK AMOUNT
5.1	Life

The reinsured net amount at risk of the policy is defined as the policy face amount less the cash value, account value, or terminal reserve, less the amount retained by the Ceding Company, and for automatic policies, multiplied by IHLIC’s share as stated in Exhibit B. For variable amount plans, the reinsured net amount at risk is calculated using the account value in effect at the end of the monthly reinsurance billing period.

Any change in the net amount at risk due to changes in the policy’s cash value or account value will be shared proportionately between the Ceding Company and IHLIC.

Article 6 — PREMIUM ACCOUNTING
6.1	Premiums

Reinsurance premium rates for life insurance and other benefits reinsured under this Agreement are shown in Exhibit D. The rates will be applied to the reinsured net amount at risk.

The Ceding Company, through the Administrator, will pay IHLIC the percentages of the premium rates shown in Exhibit D.

6.2	Payment of Premiums

Reinsurance premiums are payable monthly and in advance. The Ceding Company, through the Administrator, will calculate the amount of reinsurance premium due and, within forty-five (45) days after the end of the month, will send IHLIC a statement that contains the information shown in Exhibit E, showing reinsurance premiums due for that period. If an amount is due IHLIC, the Ceding Company, through the Administrator, will remit that amount together with the statement. If an amount is due the Ceding Company, IHLIC will remit such amount within twenty (20) days of receipt of the statement.

6.3	Delayed Payment

Premium balances that remain unpaid for more than thirty (30) days after the Remittance Date will incur interest from the end of the reporting period. The Remittance Date is defined as thirty (30) days after the end of the reporting period. Interest will be calculated using the index specified in Article 12.5.

6.4	Failure to Pay Premiums

The payment of reinsurance premiums is a condition precedent to the liability of IHLIC for reinsurance covered by this Agreement. In the event that reinsurance premiums are not paid within thirty (30) days of the Remittance Date, IHLIC will have the right to terminate the reinsurance under all policies having reinsurance premiums in arrears. If IHLIC elects to exercise its right of termination, it will give the Ceding Company, through the Administrator, thirty (30) days written notice of its intention. Such notice will be sent by certified mail.

If all reinsurance premiums in arrears, including any that become in arrears during the thirty (30) day notice period, are not paid before the expiration of the notice period, IHLIC will be relieved of all liability under those policies as of the last date to which premiums have been paid for each policy. Reinsurance on policies on which reinsurance premiums subsequently fall due will automatically terminate as of the last date to which premiums have been paid for each policy, unless reinsurance premiums on those policies are paid on or before their Remittance Dates.

Terminated reinsurance may be reinstated, subject to approval by IHLIC, within thirty (30) days of the date of termination, and upon payment of all reinsurance premiums in arrears including any interest accrued thereon. IHLIC will have no liability for any claims incurred between the date of termination and the date of the reinstatement of the reinsurance. The right to terminate reinsurance will not prejudice IHLIC’s right to collect premiums for the period during which reinsurance was in force prior to the expiration of the thirty (30) days notice.

The Ceding Company, through the Administrator, will not force termination under the provisions of this Article solely to avoid the provisions regarding recapture in Article 11, or to transfer the reinsured policies to another reinsurer.

6.5	Premium Rate Guarantee

IHLIC does not guarantee the premium rates for more than one (1) year; hence deficiency reserves are not required.

Article 7 — REDUCTIONS, TERMINATIONS AND CHANGES
Whenever a change is made in the status, plan, amount or other material feature of a policy reinsured under this Agreement, IHLIC will, upon receipt of notification of the change, provide adjusted reinsurance coverage in accordance with the provisions of this Agreement. The Ceding Company, through the Administrator, will notify IHLIC of any such change within thirty (30) days of its effective date.
7.1	Reductions and Terminations

In the event of the reduction, lapse, or termination of a policy or policies reinsured under this Agreement or any other agreement, the Ceding Company, through the Administrator, will, reduce or terminate reinsurance on that life. The reinsured amount on the life with all reinsurers will be reduced, effective on the same date, by the amount required such that the Ceding Company maintains its retention as defined under this Agreement.

The reinsurance reduction will apply first to the policy or policies being reduced and then, on a chronological basis, to other reinsured policies on the life, beginning with the oldest policy. If a fully retained policy on a life that is reinsured under this Agreement is terminated or reduced, the Ceding Company, through the Administrator, will reduce the existing reinsurance on that life by a corresponding amount, with the reinsurance on the oldest policy being reduced first. If the amount of reduction exceeds the risk amount reinsured, the reinsurance on the policy or policies will be terminated.

IHLIC will refund any unearned reinsurance premiums net of allowances. However, the reinsured portion of any policy fee will be deemed earned for a policy year if the policy is reinsured during any portion of that policy year.

7.2	Increases
(a)	Noncontractual Increases

If the amount of insurance is increased as a result of a noncontractual change, the increase will be underwritten by the Ceding Company, through the Administrator, in accordance with its customary standards and procedures and will be considered new reinsurance under this Agreement. IHLIC’s approval is required if the original policy was reinsured on a facultative basis or if the new amount will cause the reinsured amount on the life to exceed either the Automatic Binding Limits or the Jumbo Limits shown in Exhibit B.

IHLIC will assume its share of the entire amount in excess of the Ceding Company’s applicable retention and the first excess. Premiums for the additional reinsurance will be at the new-issue rate from the point of increase.

(b)	Contractual Increases

For policies reinsured on an automatic basis, reinsurance of increases in amount resulting from contractual policy provisions will be accepted only up to the Automatic Binding Limits shown in Exhibit B.

For policies reinsured on a facultative basis, reinsurance will be limited to the ultimate amount shown in IHLIC’s facultative offer. Reinsurance premiums for contractual increases will be on a point-in-scale basis from the original issue age of the policy.
7.3	Risk Classification Changes

If the policyholder requests a Table Rating reduction or removal of a Flat Extra, such change will be underwritten according to the Ceding Company’s, through the Administrator, normal underwriting practices. Risk classification changes on facultative policies will be subject to IHLIC’s approval.

7.4	Reinstatement

If a policy reinsured on an automatic basis is reinstated in accordance with its terms and in accordance with Ceding Company rules and procedures, IHLIC will, upon notification of reinstatement, reinstate the reinsurance coverage. If a policy reinsured on a facultative basis is reinstated, approval by IHLIC will be required prior to the reinstatement of the reinsurance if the Ceding Company’s regular reinstatement rules, through the Administrator, indicate that more evidence than a Statement of Good Health is required.

Upon reinstatement of the reinsurance coverage, the Ceding Company, through the Administrator, will pay the contractual reinsurance premiums plus accrued interest for the period and at the interest rate for which it receives premiums in arrears.

7.5	Nonforfeiture Benefits
(a)	Extended Term

If the original policy lapses and extended term insurance is elected under the terms of the policy, reinsurance will continue on the same basis as under the original policy until the expiry of the extended term period.

(b)	Reduced Paid-up

If the original policy lapses and reduced paid-up insurance is elected under the terms of the policy, the amount reinsured will be reduced.

Reinsurance will be reduced by the full amount of the reduction. The reinsurance premiums will be calculated in the same manner as reinsurance premiums were calculated on the original policy. If the amount of reduction exceeds the risk amount reinsured, the reinsurance on the policy will be terminated.

Article 8 — CONVERSIONS, EXCHANGES, AND REPLACEMENTS
If a policy reinsured under this Agreement is converted, exchanged or replaced, the Ceding Company, through the Administrator, will promptly notify IHLIC. Unless mutually agreed otherwise, policies that are not reinsured with IHLIC and that exchange or convert to a plan covered under this Agreement will not be reinsured hereunder.
8.1	Conversions

IHLIC will continue to reinsure policies resulting from the contractual conversion of any policy reinsured under this Agreement, in an amount not to exceed the original amount reinsured hereunder. If the plan to which the original policy is converting is reinsured by IHLIC, either under this Agreement or under a different Agreement, reinsurance premium rates for the resulting converted policy will be those contained in the Agreement that covers the plan to which the original policy is converting. However, if the new plan is not reinsured by IHLIC, reinsurance premiums for a policy resulting from a contractual conversion will be agreed upon between the parties. Reinsurance premiums and any allowances for conversions will be on a point-in-scale basis from the original issue age of the policy.

If the conversion results in an increase in the risk amount, the increase will be underwritten by the Ceding Company, through the Administrator, in accordance with its customary standards and procedures. IHLIC will accept such increases, subject to the new business provisions of this Agreement. Reinsurance premiums and any allowances for increased risk amounts will be first-year premiums at the agreed-upon premium rate.

8.2	Exchanges and Replacements

A policy resulting from an internal exchange or replacement will be underwritten by the Ceding Company, through the Administrator, in accordance with its underwriting guidelines, standards and procedures for exchanges and replacements. If the Ceding Company’s guidelines treat the policy as new business, then the reinsurance will also be considered new business. For purposes of this Article, new business is defined as those policies on which:
(a)	the Ceding Company, through the Administrator, has obtained complete and current underwriting evidence on the full amount; and

(b)	the full normal commissions are paid by the Ceding Company, through the Administrator, for the new plan; and

(c)	the Suicide and Contestable provisions apply from the effective date of the new plan.
In the event of an internal exchange, if the state in which a replacement policy is issued requires waiver of the suicide and/or contestable provisions, then IHLIC will honor that obligation and waive the suicide and/or contestable provisions.

IHLIC’s approval to exchange or replace the policy will be required if the original policy was reinsured on a facultative basis.

If the Ceding Company’s guidelines do not treat the policy as new business, the exchange or replacement will continue to be ceded to IHLIC. The rates will be based on the original issue age, underwriting class and duration since the issuance of the original policy.

Article 9 — CLAIMS
Claims covered under this Agreement include only death claims, which are those due to the death of the insured on a policy reinsured under this Agreement, and any additional benefits specified in Exhibit B, which are provided by the underlying policy and are reinsured under this Agreement.
9.1	Notice

The Ceding Company, through the Administrator, will notify IHLIC, as soon as reasonably possible, after it receives a claim on a policy reinsured under this Agreement.

9.2	Proofs

The Ceding Company, through the Administrator, will promptly provide IHLIC with proper claim proofs, including a copy of the proof of payment by the Ceding Company, a copy of the claimant statement and a copy of the insured’s death certificate. In addition, for contestable claims, the Ceding Company, through the Administrator, will send to IHLIC a copy of all papers in connection with the claim, including investigation papers, the underwriting file and underwriter’s notes.

9.3	Amount and Payment of Reinsurance Benefits

As soon as IHLIC receives proper claim notice and proof of the claim, IHLIC will promptly examine the claim and pay the reinsurance benefits due the Ceding Company as appropriate. The Ceding Company’s contractual liability for policies reinsured under this Agreement is binding on IHLIC. However, for claims incurred during the contestable period if the total amount of reinsurance ceded to all Reinsurers on the policy is greater than the amount retained by the Ceding Company, or if the Ceding Company retained less than its usual retention on the policy, the Ceding Company, through the Administrator, will consult with IHLIC before conceding liability or making settlement to the claimant. The Ceding Company will wait at least ten (10) business days for IHLIC’s recommendation.

The total reinsurance recoverable from all companies will not exceed the Ceding Company’s total contractual liability on the policy, less the amount retained. The maximum reinsurance death benefit payable to the Ceding Company under this Agreement is the risk amount specifically reinsured with IHLIC. IHLIC will also pay its proportionate share of the interest that the Ceding Company pays on the death proceeds until the date of settlement.

Life benefit payments will be made in a single sum, regardless of the Ceding Company’s settlement options.

9.4	Contestable Claims

The Ceding Company, through the Administrator, will promptly notify IHLIC of its intention to contest, compromise, or litigate a claim involving a reinsured policy. The Ceding Company will also promptly and fully disclose all information relating to the claim. Once notified, IHLIC will have fifteen (15) business days to notify the Ceding Company, through the Administrator, in writing of its decision to accept participation in the contest, compromise, or litigation. If IHLIC has accepted participation, the Ceding Company, through the Administrator, will promptly advise IHLIC of all significant developments in

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the claim investigation, including notification of any legal proceedings against it in response to denial of the claim.

If IHLIC does not accept participation, IHLIC will then fulfill its obligation by paying the Ceding Company its full share of the reinsurance amount, and will not share in any subsequent reduction or increase in liability.

If IHLIC accepts participation and the Ceding Company’s contest, compromise, or litigation results in a reduction or increase in liability, IHLIC will share in any such reduction or increase in proportion to its share of the risk on the contested policy.

9.5	Claim Expenses

IHLIC will pay its share of reasonable claim investigation and legal expenses connected with the litigation or settlement of contractual liability claims unless IHLIC has discharged its liability pursuant to Section 9.4 above. If IHLIC has so discharged its liability, IHLIC will not participate in any expenses incurred thereafter.

IHLIC will not reimburse the Ceding Company, through the Administrator, for routine claim and administration expenses, including but not limited to the Ceding Company’s home office expenses, compensation of salaried officers and employees, and any legal expenses other than third party expenses incurred by the Ceding Company, through the Administrator. Claim investigation expenses do not include expenses incurred by the Ceding Company, through the Administrator, as a result of a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits.

Furthermore, IHLIC will not reimburse the Ceding Company, through the Administrator, for any expenses, if said expense was not incurred by the Ceding Company, through the Administrator, while investigating, defending or settling a claim.

9.6	Misrepresentation or Suicide

If the Ceding Company, through the Administrator, returns premium to the policyowner or beneficiary as a result of misrepresentation or suicide of the insured, IHLIC will refund its proportionate share of the premium refund to the Ceding Company in lieu of any other form of reinsurance benefit payable under this Agreement.

9.7	Misstatement of Age or Sex

In the event of a change in the amount of the Ceding Company’s liability on a reinsured policy due to a misstatement of age or sex, IHLIC’s liability will change proportionately. The face amount of the reinsured policy will be adjusted from the inception of the policy, and any difference will be settled without interest.

9.8	Extra-Contractual Damages

IHLIC will not participate in punitive or compensatory damages that are awarded against the Ceding Company as a result of an act, omission, or course of conduct committed solely by the Ceding Company, its agents, or representatives in connection with claims covered under this Agreement. IHLIC will, however, pay its share of statutory penalties awarded against the Ceding Company in connection with claims covered under this Agreement if IHLIC elected in writing to join in the contest of the coverage in question. The parties recognize that circumstances may arise in which equity would require IHLIC, to the extent permitted by law, to share proportionately in punitive and compensatory damages. Such circumstances are difficult to define in advance, but would generally be

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those situations in which IHLIC was an active party and, in writing, recommended, consented to, or ratified the act or course of conduct of the Ceding Company that ultimately resulted in the assessment of the extra-contractual damages. In such situations, IHLIC and the Ceding Company will share such damages so assessed, in equitable proportions.

For purposes of this Article, the following definitions will apply.

“Punitive Damages” are those damages awarded as a penalty, the amount of which is neither governed nor fixed by statute.

“Compensatory Damages” are those amounts awarded to compensate for the actual damages sustained, and are not awarded as a penalty, nor fixed in amount by statute.

“Statutory Penalties” are those amounts awarded as a penalty, but are fixed in amount by statute.

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Article 10 — RETENTION LIMIT CHANGES
10.1	If the Ceding Company changes its maximum retention limits as shown in Exhibit A, it will provide IHLIC with written notice of the intended changes thirty (30) days in advance of their effective date.

A change to the Ceding Company’s maximum retention limits will not affect the reinsured policies in force except as specifically provided elsewhere in this Agreement. Furthermore, unless agreed between the parties, an increase in the Ceding Company’s retention schedule will not effect an increase in the total risk amount that it may automatically cede to IHLIC.

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Article 11 — RECAPTURE
11.1	Whenever the Ceding Company increases its maximum retention limits over the maximum retention limits set forth in Exhibit A, the Ceding Company, through the Administrator, has the option to recapture certain risk amounts. If the Ceding Company has maintained its maximum stated retention (not a special retention limit) for the plan and the insured’s issue age, sex, and mortality classification, it may apply its increased retention limits to reduce the amount of reinsurance in force as follows.
(a)	The Ceding Company, through the Administrator, must give IHLIC thirty (30) days written notice prior to the commencement of recapture.

(b)	The reduction of reinsurance on affected policies will become effective on the policy anniversary date immediately following the notice of election to recapture; however, no reduction will be made until a policy has been in force for at least twenty (20) years.

(c)	If any reinsured policy is recaptured, all reinsured policies eligible for recapture under the provisions of this Article must be recaptured up to the Ceding Company’s new maximum retention limits in a consistent manner and the Ceding Company must increase its total amount of insurance on each reinsured life. The Ceding Company may not revoke its election to recapture for policies becoming eligible at future anniversaries.
If portions of the reinsured policy have been ceded to more than one reinsurer, the Ceding Company, through the Administrator, must allocate the reduction in reinsurance so that the amount reinsured by each reinsurer after the reduction is proportionately the same as if the new maximum dollar retention limits had been in effect at the time of issue.

The amount of reinsurance eligible for recapture is based on the current amount at risk as of the date of recapture. For a policy issued as a result of exchange, conversion, or re-entry, the recapture terms of the reinsurance agreement covering the original policy will apply, and the duration period for the purpose of recapture will be measured from the effective date of the reinsurance on the original policy.

If there is a reinsured waiver of premium claim in effect when recapture takes place, IHLIC will continue to pay its share of the waiver claim until it terminates. IHLIC will not be liable for any other benefits, including the basic life risk, that are eligible for recapture. All such eligible benefits will be recaptured as if there were no waiver claim in effect.

After the effective date of recapture, IHLIC will not be liable for any reinsured policies or portions of such reinsured policies eligible for recapture that the Ceding Company has overlooked.

No recapture will be permitted if the Ceding Company has either obtained or increased stop loss reinsurance coverage as justification for the increase in retention limits.

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Article 12 — GENERAL PROVISIONS
12.1	Currency

All payments and reporting by both parties under this Agreement will be made in United States dollars.

12.2	Premium Tax

IHLIC will not reimburse the Ceding Company for premium taxes.

12.3	Inspection of Records

IHLIC and the Ceding Company, or their duly authorized representatives, will have the right to inspect original papers, records, and all documents relating to the business reinsured under this Agreement including underwriting, claims processing, and administration. Such access will be provided during regular business hours at the office of the inspected party.

12.4	Forms, Manuals & Issue Rules

The Ceding Company affirms that its retention schedule, underwriting guidelines, issue rules, premium rates and policy forms applicable to the Reinsured Policies and in use as of the effective date, have been supplied to IHLIC.

It is the Ceding Company’s responsibility to ensure that its practice and applicable forms are in compliance with current Medical Information Bureau (MIB) guidelines.

12.5	Interest Rate

If, under the terms of this Agreement, interest is accrued on amounts due either party, such interest will be calculated using the 180 day treasury rate as reported in the Wall Street Journal on the date the payment becomes due, except as it pertains to Article 9, and outlined elsewhere in this Agreement.

12.6	Other

IHLIC will not participate in gross annual premiums and policy fees paid by the policyholder, expense charges, cash values, accumulation fund amounts, dividends nor any benefits not expressly referred to herein.

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Article 13 — DAC TAX
13.1	The parties to this Agreement agree to the following provisions pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations effective December 29, 1992, under Section 848 of the Internal Revenue Code of 1986, as amended:
(a)	The term ‘party’ refers to either the Ceding Company or IHLIC, as appropriate.

(b)	The terms used in this Article are defined by reference to Regulation Section 1.848-2, effective December 29, 1992.

(c)	The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1).

(d)	Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency, or as otherwise required by the Internal Revenue Service.

(e)	The Ceding Company will submit a schedule to IHLIC by April 1 of each year with its calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement signed by an officer of the Ceding Company stating that the Ceding Company will report such net consideration in its tax return for the preceding calendar year. IHLIC may contest such calculation by providing an alternative calculation to the Ceding Company in writing within thirty (30) days of IHLIC’s receipt of the Ceding Company’s calculation. If IHLIC does not so notify the Ceding Company within the required timeframe, IHLIC will report the net consideration as determined by the Ceding Company in IHLIC’s tax return for the previous calendar year.

(f)	If IHLIC contests the Ceding Company’s calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date IHLIC submits its alternative calculation. If the Ceding Company and IHLIC reach an agreement on an amount of net consideration, each party will report the agreed upon amount in its tax return for the previous calendar year.

(g)	Both the Ceding Company and IHLIC represent and warrant that they are subject to United States taxation under either Subchapter L or Subpart F of Part III of Subchapter N of the Internal Revenue Code of 1986, as amended.

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Article 14 — OFFSET
14.1	Any debts or credits, in favor of or against either IHLIC or the Ceding Company with respect to this Agreement or any other reinsurance agreement between the parties, are deemed mutual debts or credits and may be offset and only the balance will be allowed or paid.

The right of offset will not be affected or diminished because of the insolvency of either party.

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Article 15 — INSOLVENCY
15.1	Insolvency of a Party to this Agreement

A party to this Agreement will be deemed insolvent when it:
(a)	applies for or consents to the appointment of a receiver, rehabilitator, conservator, liquidator or statutory successor of its properties or assets; or

(b)	is adjudicated as bankrupt or insolvent; or

(c)	files or consents to the filing of a petition in bankruptcy, seeks reorganization to avoid insolvency or makes formal application for any bankruptcy, dissolution, liquidation or similar law or statute; or

(d)	becomes the subject of an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the party’s domicile.
15.2	Insolvency of the Ceding Company

In the event of the insolvency of the Ceding Company, all reinsurance payments due under this Agreement will be payable directly to the liquidator, rehabilitator, receiver, or statutory successor of the Ceding Company, without diminution because of the insolvency, for those claims allowed against the Ceding Company by any court of competent jurisdiction or by the liquidator, rehabilitator, receiver or statutory successor having authority to allow such claims.

In the event of insolvency of the Ceding Company, the liquidator, rehabilitator, receiver, or statutory successor will give written notice to IHLIC of all pending claims against the Ceding Company on any policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding. While a claim is pending, IHLIC may investigate and interpose, at its own expense, in the proceeding where the claim is adjudicated, any defense or defenses that it may deem available to the Ceding Company or its liquidator, rehabilitator, receiver, or statutory successor.

The expense incurred by IHLIC will be chargeable, subject to court approval, against the Ceding Company as part of the expense of liquidation to the extent of a proportionate share of the benefit that may accrue to the Ceding Company solely as a result of the defense undertaken by IHLIC. Where two or more reinsurers are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expense will be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the Ceding Company.

IHLIC will be liable only for the amounts reinsured and will not be or become liable for any amounts or reserves to be held by the Ceding Company on policies reinsured under this Agreement.

21

Article 16 — ERRORS AND OMISSIONS
16.1	This provision will apply to oversights, misunderstandings or clerical errors relating to the administration of reinsurance covered by this Agreement. If through unintentional error, oversight, omission, or misunderstanding (collectively referred to as “errors”), IHLIC or the Ceding Company, through their Administrator, fails to comply with the terms of this Agreement and if, upon discovery of the error by either party, the other is promptly notified, each thereupon will be restored to the position it would have occupied if the error had not occurred, including interest, except as provided for in Article 3.

If it is not possible to restore each party to the position it would have occupied but for the error, the parties will endeavor in good faith to promptly resolve the situation in a manner that is fair and reasonable, and most closely approximates the intent of the parties as evidenced by this Agreement.

However, IHLIC will not provide reinsurance for policies that do not satisfy the parameters of this Agreement, nor will IHLIC be responsible for negligent or deliberate acts or for repetitive errors in administration by the Ceding Company, through their Administrator. Upon discovery of such errors, the Ceding Company, through the Administrator, will endeavor to correct such errors within ninety (90) days; otherwise, there will be no reinsurance on the affected policies. If either party discovers that the Ceding Company, through the Administrator, has failed to cede reinsurance as provided in this Agreement, or failed to comply with its reporting requirements, IHLIC may require the Ceding Company, through their Administrator, to audit its records for similar errors and to take the actions necessary to avoid similar errors in the future. If IHLIC has received no evidence that the Ceding Company, through the Administrator, has taken action to remedy such a situation, IHLIC’s liability is limited to correctly reported policies only.

22

Article 17 — DISPUTE RESOLUTION
17.1	In the event of a dispute arising out of or relating to this agreement, the parties agree to the following process of dispute resolution. Within thirty (30) days after IHLIC or the Ceding Company has first given the other party written notification of a specific dispute, each party will appoint a designated company officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as soon as possible and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The designated officers will decide the specific format for such discussions.

If the officers cannot resolve the dispute within thirty (30) days of their first meeting, the dispute will be submitted to formal arbitration, unless the parties agree in writing to extend the negotiation period for an additional thirty (30) days.

23

Article 18 — ARBITRATION
18.1	It is the intention of IHLIC and the Ceding Company that the customs and practices of the life insurance and reinsurance industry will be given full effect in the operation and interpretation of this Agreement. The parties agree to act in all matters with the highest good faith. If IHLIC and the Ceding Company cannot mutually resolve a dispute that arises out of or relates to this Agreement, and the dispute cannot be resolved through the dispute resolution process described in Article 17, the dispute will be decided through arbitration.

To initiate arbitration, either the Ceding Company or IHLIC will notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The party to which the notice is sent will acknowledge to the notification in writing within fifteen (15) days of its receipt.

There will be three arbitrators who will be current or former officers of life insurance or life reinsurance companies other than the parties to this Agreement, their affiliates or subsidiaries. Each of the parties will appoint one of the arbitrators and these two arbitrators will select the third. If either party refuses or neglects to appoint an arbitrator within sixty (60) days of the initiation of the arbitration, the other party may appoint the second arbitrator. If the two arbitrators do not agree on a third arbitrator within sixty (60) days of the appointment of the second arbitrator, then each arbitrator shall nominate three candidates [within ten (10) days thereafter], two of whom the other shall decline, and the decision shall be made by drawing lots for the final selection.

Once chosen, the arbitrators are empowered to select the site of the arbitration and decide all substantive and procedural issues by a majority of votes. As soon as possible, the arbitrators will establish arbitration procedures as warranted by the facts and issues of the particular case. The arbitrators will have the power to determine all procedural rules of the arbitration including but not limited to inspection of documents, examination of witnesses and any other matter relating to the conduct of the arbitration. The arbitrators may consider any relevant evidence; they will weigh the evidence and consider any objections. Each party may examine any witnesses who testify at the arbitration hearing.

The arbitrators will base their decision on the terms and conditions of this Agreement and the customs and practices of the life insurance and reinsurance industries rather than on strict interpretation of the law. The decision of the arbitrators will be made by majority rule and will be submitted in writing. The decision will be final and binding on both parties and there will be no appeal from the decision. Either party to the arbitration may petition any court having jurisdiction over the parties to reduce the decision to judgment. The arbitrators may not award any exemplary or punitive damages.

24

Unless the arbitrators decide otherwise, each party will bear the expense of its own arbitration activities, including its appointed arbitrator and any outside attorney and witness fees. The parties will jointly and equally bear the expense of the third arbitrator and other costs of the arbitration.

This Article will survive termination of this Agreement.

25

Article 19 — CONFIDENTIALITY
19.1	Privacy

IHLIC agrees to treat Customer Information provided by the Ceding Company as confidential, as prescribed under Federal and State laws and regulations related to privacy. Customer Information includes, but is not limited to, medical, financial, and other personal information about proposed, current, and former policyowners, insureds, applicants, and beneficiaries of policies issued by the Ceding Company. IHLIC may disclose such information to its retrocessionaires as necessary to perform its internal risk-management functions and to comply with retrocessionaire requirements. IHLIC may also disclose such information to its external auditors as necessary to comply with audit requirements. IHLIC will take reasonable steps to assure such outside parties maintain the confidentiality of Customer Information.

IHLIC will furnish to the Ceding Company a copy of IHLIC’s privacy policy upon request.

19.2	Proprietary Information
(a)	The Ceding Company and IHLIC acknowledge that compliance with the terms of this agreement requires that they exchange Proprietary Information with each other.

(b)	Proprietary Information includes, but is not limited to, business plans, trade secrets, experience studies, underwriting manuals, guidelines and decisions, applications, policy forms, quote terms, actuarial data and assumptions, valuations, financial condition, and the specific terms and conditions of this agreement.

(c)	Proprietary Information will not include information that:
(i)	is or becomes available to the general public other than as a result of disclosure by the party receiving the information (hereinafter the “Recipient”);

(ii)	is developed independently by the Recipient;

(iii)	is acquired by the Recipient from a third party that is not known by the Recipient to be bound to keep the information confidential; or

(iv)	was already within the possession of the Recipient, and not subject to a confidentiality agreement, prior to being furnished by the other party.
19.3	IHLIC and the Ceding Company shall hold all Proprietary Information received from the other party in confidence and will not disclose such information except to their own directors, officers, employees, affiliates, and advisors (collectively the “Representatives”) who need to know such information in connection with the proper execution of this agreement. IHLIC and the Ceding Company shall inform all Representatives of the confidentiality of the Proprietary Information and will direct such Representatives to treat the information accordingly.
19.4.	IHLIC may disclose Proprietary Information to its retrocessionaires or MIB as necessary to perform its internal risk-management functions and to comply with retrocessionaire requirements. The Ceding Company or IHLIC may disclose Proprietary Information to its external auditors as necessary to comply with audit requirements. The parties will take

26

reasonable steps to assure such outside parties maintain the confidentiality of such Proprietary Information.

19.5	Either party may disclose Proprietary Information when legally compelled to do so. In such event, the party so compelled will provide the other party with prompt notice prior to disclosure so that the other party may seek an appropriate remedy.

19.6	The provisions of this Article survive for two years beyond the termination of the last in force policy reinsured under this Agreement.

27

Article 20 — DURATION OF AGREEMENT
20.1	This Agreement is indefinite as to its duration. The Ceding Company or IHLIC may terminate this Agreement with respect to the reinsurance of new business by giving thirty (30) days written notice of termination to the other party, sent by certified mail. The first day of the notice period is deemed to be the date the document is postmarked.

During the notification period, the Ceding Company, through the Administrator, will continue to cede and IHLIC will continue to accept policies covered under the terms of this Agreement. Reinsurance coverage on all reinsured policies will remain in force until the termination or expiry of the policies or until the contractual termination of reinsurance under the terms of this Agreement, whichever occurs first.

28

Article 21 — EXECUTION
21.1	This Agreement is effective as of February 1, 2007, and applies to all eligible policies with issue dates on or after such date and to eligible policies applied for on or after such date that were backdated for up to six (6) months to save age. This Agreement has been made in duplicate and is hereby executed by all parties.

Trinity Life Insurance Company		Investors Heritage Life Insurance Company

By:		By:
	(signature)		(signature)

	(print or type name)		(print or type name)

Title:		Title:

Date:		Date:

Location:		Location:

Attest:		Attest:
	(signature)		(signature)

Title:		Title:

29

Exhibit A
RETENTION LIMITS OF THE CEDING COMPANY AND FIRST EXCESS REINSURANCE LIMITS
A.1	Maximum Limits of Retention

IHLIC will retain 20% of first $25,000 and will additionally retain all amounts from $60,001 to $80,000.

Exhibit B
PLANS COVERED AND BINDING LIMITS
The business automatically reinsured under this Agreement is defined as follows. Reinsurance will only be on the mortality risk portion of the Life Insurance Benefit.
B.1	Plans, Riders and Benefits

Policies issued on plans with effective dates within the applicable period shown below may qualify for automatic reinsurance under the terms of this Agreement.

		Commencement	Termination
Plan Identification	Form No.	Date	Date

Modified Whole Life	TLIC-1 (10/06)	February 1, 2007

Riders and Benefits:

Accidental Death Benefit Rider*	TLIC-3	*The ADB Rider is not covered under this agreement, but will be reinsured on a bulk basis under a separate agreement.
B.2	Basis

IHLIC will retain 20% of first $25,000 and will additionally retain all amounts from $60,001 to $80,000. This amount will not exceed IHLIC’s share of the maximum Automatic Binding Limits specified in Exhibit B.3.

B.3	Automatic Binding Limits
(a)	Life

Issue	Standard
Ages	(Non Rated)	Tables 1 - 8	Tables 8+
0-80	$80,000	$80,000	n/a
The maximum issue amount is $80,000.
The maximum autobind amount above includes the Ceding Company’s retention and the first excess retention.

Exhibit C
FORMS, MANUALS AND ISSUE RULES

Trinity Life Insurance Company

000000

PRINT USING BLACK INK

COVERAGE INFORMATION

Section 1

(1) Name (First, Middle, Last)	(2) Birth Date Month / Day / Year	(3) State/Country of Birth
(4) Street Address	(5) Sex ❑ Male ❑ Female	(6) Citizenship (Country)
(7) City, State, Zip	(8) Home Phone ( )	(9) Other Phone ( )
(10) Social Security Number / (11) Employer Name & Address	(12) Occupation & Duties	
(13) E-mail Address	(14) Driver's License Number/State of Issue	

Section 2

Section 3

BENEFICIARY INFORMATION

Section 4

THE POLICY

Section 5

REMARKS/SPECIAL INSTRUCTIONS

T L I C A P P 0 1 - 2 0 0 7

TLICAPP (01-2007)

APPLICATION FOR LIFE INSURANCE 7633 East 63rd Place, Suite 230 Tulsa, OK 74133 (918) 249-2438 000000 PRINT USING BLACK INK COVERAGE INFORMATION
(1) Name (First, Middle, Last) (2) Birth Date (3) State/Country of Birth Month Day Year (4) Street Address (5) Sex (6) Citizenship (Country) Male Female (7) City, State, Zip (8) Home Phone (9) Other Phone Section 1 ( ) ( )
(10) Social Security Number (11) Employer Name & Address (12) Occupation & Duties (13) E-mail Address (14) Driver’s License Number/State of Issue —— OWNER (If different from Proposed Insured) and C0-OWNER —— (1) Owner’s Full Name (If different from Proposed Insured) (2) Home Phone (3) Other Phone ( ) ( )
(4) Mailing Address (5) Birth Date (6) E-mail Address Month Day Year (7) Relationship to Proposed Insured (8) Social Security Number or Tax ID Number Section 2 (9) Co-Owner’s Full Name (10) Home Phone (11) Other Phone ( ) ( )
(12) Mailing Address (13) Birth Date (14) E-mail Address Month Day Year (15) Relationship to Proposed Insured (16) Social Security Number or Tax ID Number —— PREMIUM PAYOR (If different from Proposed Insured, Owner and Co-Owner) —— (1) Premium Payor’s Full Name (2) Home Phone (3) Other Phone ( ) ( ) Section 3 (4) Mailing Address BENEFICIARY INFORMATION
(1a) Primary Beneficiary Name SSN Relationship to Proposed Insured Share % if not equal (1b) Primary Beneficiary Name SSN Relationship to Proposed Insured Share % if not equal Section 4 (2a) Contingent Beneficiary Name SSN Relationship to Proposed Insured Share % if not equal
(2b) Contingent Beneficiary Name SSN Relationship to Proposed Insured Share % if not equal THE POLICY (1) Plan of Insurance: (2) Face Amount/Units (3) Annual Premium (5) Cash with Application
Trinity Life Accumulator (TLA) $ (4) Benefits (If available) (6) Payment mode:
Accidental Death Benefit Rider on Primary Insured Annual Semi-Annual Waiver of Premium Rider on Primary Insured Monthly PAT Section 5 (complete PAT card)
Flexible Premium Deferred Annuity Rider (8) Planned modal premium (7) Automatic Premium Loan Opt? YES NO Total Annual Premium $ $
REMARKS/SPECIAL INSTRUCTIONS TLICAPP (01-2007)

GENERAL RISK INFORMATION 1. Has the proposed insured:
(a) Had new insurance or reinstatement postponed or offered or issued not as applied for? Yes No (b) Insurance or annuity this is to replace? (If “Yes”, show name of insurer and policy number(s) in space provided below Yes No
(c) Any other application for life or health insurance pending? Yes No (d) Flown as a Student, Private, Commercial or Military pilot in the past two years, or are any such flights planned in the future? (If “Yes”, complete the Avocation Questionnaire) Yes No (e) Engaged in any form of racing, skydiving, underwater diving, or other hazardous activity in the past two years? (If “Yes”, complete the Avocation Questionnaire) Yes No
(f) Belong to or intend joining any active military, navel or aeronautic organization? Yes No
(g) Any intention of changing occupations or traveling or residing outside the U.S. or Canada? Yes No
(h) Used tobacco in any form in the past 12 months? Yes No (i) Been charged with a driving while impaired (alcohol, drug, other) violation, had a drivers license revoked or suspended, or within the last 24 months received 3 or more citations for moving traffic violations? Yes No
Section 6 Number Date Details
MEDICAL INFORMATION
(1) Name and address of usual medical advisor(s)
Date of last visit Reason for last visit
What treatment was given or medication prescribed? (2) Height Weight Weight change in past year? Cause if weight gain or loss ft in. lbs. Gain Loss No Change
(3) Within the past 10 years, has the Proposed Insured had, or been told he or she had, or received treatment or advice for: (a) High blood pressure, stroke, chest pain, coronary artery disease or any other disease of the heart, blood vessels, cerebrovascular system, or cardiovascular system? Yes No
(b) Cancer, tumor, leukemia, lymphatic cancer or any other growth or malignancy? Yes No
(c) Diabetes, thyroid disorder, anemia or any blood or glandular disorder? Yes No (d) Asthma, shortness of breath, sleep apnea, or any other nose, throat, lung, or respiratory disorder? Yes No (e) Any disorder of the stomach, intestines, liver or pancreas, including hepatitis, ulcers or any other disorder of the digestive system? Yes No
(f) Any injury or disease of the bones, muscles, joints, eyes or skin? Yes No
(g) Epilepsy, seizures, brain disorder, or any other disease of the nervous system? Yes No
Section 7 (h) Anxiety, depression, or an emotional, behavioral, mental or nervous disorder? Yes No
(i) Any disease or disorder of the kidney, bladder, reproductive system? Yes No (4) Within the past 10 years, has Proposed Insured used or experimented with intravenous drugs, cocaine, barbiturates, hallucinogens, illegally obtained prescription drugs, or sought advice or treatment for alcohol or drug use? Yes No (5) Within the past 10 years, has the Proposed Insured been diagnosed by a member of the medical profession as having or been tested positive for, or been treated by a member of the medical profession for any of the following: Acquired Immune Deficiency Syndrome (AIDS), Aids Related Complex (ARC), Human Immunodeficiency
Virus (HIV), or any other disease or disorder of the immune system? Yes No (6) Other than stated above, within the past 5 years has the Proposed Insured consulted, received treatment or advice from, or been prescribed medication by any member of the medical profession, or had any abnormal diagnostic test? Yes No (7) Has the Proposed Insured’s parents and/or siblings had heart disease, kidney disease, diabetes, cancer, stroke, or other hereditary disease? (If “Yes”, indicate family member, illness, age at onset of illness, and if applicable, age at death) Yes No
Explanation of all “Yes” answers above. Use additional paper if necessary. Number Illness Date & Duration Treatment & Results Doctors & Hospitals
TLICAPP (01-2007) 2

OTHER INSURANCE / REPLACEMENT INFORMATION (1) Does the Proposed Insured now have any life insurance or annuity (includes personal, business or group life) (a) in force or applications pending in any company? Yes No (b) which will be replaced, changed, or borrowed against because of this application? Yes No Provide details to “Yes” answers below and submit appropriate replacement forms. (2)Name of Company Date of Issue Life Amount Personal/Business Accidental Death Amount To be replaced? Yes No Yes No Yes No Yes No (If there is additional insurance beyond those listed, please provide in the space below)
TAX CERTIFICATION Under penalties of perjury, it is certified that (a) the Social Security number(s) or Tax ID number(s) shown in this application are correct taxpayer identification numbers, and (b) the holders of said numbers are not subject to any backup withholding of U.S. Federal income tax for failure to report interest or dividends.
ACKNOWLEDGEMENT I, the Proposed Insured (and any Owner signing below), ACKNOWLEDGE that I have been given a copy of the “Notice of Information Practices” required by Public Law 91-508 and other information practices statutes, and also a copy of the MIB Pre-Notice. I know that this application cannot be processed if I do not sign the authorization below.
AGREEMENT
I , the Proposed Insured (and any Owner signing below) AGREE to the following:
a. All statements and answers in this application are complete and true to the best of my knowledge and belief. b. Insurance will start only as provided in the Conditional Receipt. If no Conditional Receipt is issued or if insurance under it has stopped and not started again, no insurance will start by reason of the application until the policy is delivered and the first premium paid in full. No insurance will start if at that time the health of all proposed insureds is not as described in the application.
c. No agent has authority to waive any answer or otherwise modify this application or to bind Trinity Life Insurance Company, hereafter called “Insurance Company”, in any way by making any promise or representation which is not set out in writing in this application. d. $ has been deposited toward payment of the first premium on the applied for policy. The terms of the Conditional Receipt for that premium deposit are accepted.
AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION
Each of the undersigned declares that: a. I understand that the information obtained by use of this authorization will be used to determine eligibility for insurance and/or for the Insurance
Company to determine its obligations under the policy issued in connection with this application. b. The Insurance Company, its reinsurers, insurance support organizations, consumer reporting agencies and their authorized entities may obtain data about my health, prescription medication history, and related information, mode of living (except as may be related directly or indirectly to sexual orientation), avocations, and any other medical or non-medical information. c. Any doctor, medical practitioner, medical or medically related facility, laboratory, Pharmacy Benefit Managers, the Veterans Administration, the Medical Information Bureau, Inc. (MIB, Inc.), viatical settlement company, employer, consumer reporting agency, creditor, government agency, insurance or reinsurance company which has such data about me may give such data to the Insurance Company and its reinsurers when this authorization or a copy of it is shown. All sources but the MIB, Inc. may give such data to agencies that the Insurance Company has hired to retrieve the information. The information as provided herein pursuant to the authorization will not be redisclosed unless authorized by you or otherwise required by law. Covered Entities, as defined by the Health Insurance Portability and Accountability Act of 1996, may not condition treatment, payment or enrollment on whether this Authorization is signed. d. Any request by the Insurance Company for medical records is on my behalf; the information must be provided within any requirements imposed by applicable state statutes governing patient access to medical records.
e. Data about mental illness, alcoholism, sexually transmitted diseases and the use of drugs are to be included.
f. The Insurance Company or its reinsurers may make a brief report about me to the MIB, Inc.
g. This authorization is good for 24 months after it is signed.
h. The Insurance Company may obtain an investigative consumer report (“inspection report”) on me.
Yes, I want to be interviewed if such a report is obtained. i. I have read this authorization and know I may request a copy of it. I may revoke this authorization by writing to the Insurance Company.
TLICAPP (01-2007) 3

000000 FRAUD NOTICE Required State Disclosures Colorado: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.
Kentucky: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime. Ohio: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud. Oklahoma: Warning: Any person who knowingly and with intent to injure, defraud or deceive any insurer, makes a claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of insurance fraud. Tennessee: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits. Texas: Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud, as determined by a court of competent jurisdiction. All other states: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.
SIGNATURES OF PROPOSED INSURED / OWNER
X) Signed at On Signature of Proposed Insured if age 18 or older (City, State) (Month, Day, Year)
X) X) Signature of Owner if other than Proposed Insured Signature of parent or guardian if Proposed Insured age 17 or younger
AGENT’S STATEMENT AND SIGNATURE I, the undersigned agent(s), certify that
1. I have witnessed the signature of the applicant and/or any proposed insured; 2. I have asked each proposed insured each question on the application. The answers have been recorded by me exactly as stated and I know of nothing affecting the insurability of any proposed insured which is not fully recorded in this application.
3. Replacement
IS
IS NOT Date:
involved with this application
X) Signature of licensed agent 1 Agent Code # Name of licensed agent or representative (Please Print)
X) Signature of licensed agent 2 Agent Code # Name of licensed agent or representative (Please Print)
APPLICATION FOR LIFE INSURANCE
7633 East 63rd Place, Suite 230
Tulsa, OK 74133
Phone: (918) 249-2438
Fax: (918) 249-2478
TLICAPP (01-2007) 4
7633 East 63rd Place, Suite 230

Tulsa, OK 74133
HIPAA C OMPLIANT A UTHORIZATION FOR R ELEASE OF M EDICAL I NFORMATION
Proposed Insured / Patient Date of Birth Social Security Number
Month Day Year
I authorize any health plan, physician, health care professional, hospital, Veterans Administration, clinic, laboratory, pharmacy or pharmacy benefit manager, medical facility, insurance company, insurance support organization (such as MIB), or other health care provider that has provided payment, treatment or services to me or on my behalf within the past 10 years (collectively, “My
Providers”) to disclose my entire medical record, medication history, and any other protected health information concerning me to Trinity Life Insurance Company, or its designee,
Name of designee (if applicable)
This includes information on the diagnosis or treatment of Human Immunodeficiency Virus (HIV), Acquired Immune Deficiency
Syndrome (AIDS) and Sexually Transmitted Diseases (STDs). This also includes information on the diagnosis and treatment of mental illness and the use of alcohol, drugs, and tobacco, but excludes psychotherapy notes.
By my signature below, I acknowledge that any agreements I have made to restrict my protected health information do not apply to this authorization and I instruct My Providers to release and disclose my entire medical record without restriction.
This protected health information is to be disclosed under this Authorization so that Trinity Life Insurance Company may: (1)
underwrite my application for coverage, make eligibility, risk rating, policy issuance and enrollment determinations; (2) obtain reinsurance; (3) administer claims and determine or fulfill responsibility for coverage and provision of benefits; (4) administer coverage; and (5) conduct other legally permissible activities that relate to any coverage I have or have applied for with Trinity
Life Insurance Company.
This authorization shall remain in force for 24 months following the date of my signature below, and a copy of this authorization is as valid as the original. I understand that I have the right to revoke this authorization in writing, at any time, by sending a written request for revocation to Trinity Life Insurance Company, 7633 East 63rd Place, Suite 230, Tulsa, OK 74133 Attn: General
Counsel. I understand that a revocation is not effective to the extent that any of My Providers has already relied on this
Authorization or to the extent that Trinity Life Insurance Company has a legal right to contest a claim under an insurance policy or to contest the policy itself. I understand that any information disclosed pursuant to this authorization may be subject to redisclosure by the recipient and may no longer be protected by federal rules governing privacy and confidentiality of health information.
However, Trinity Life Insurance Company will protect the privacy of health information in accordance with other applicable state and federal privacy laws and their own privacy policies.
I understand that My Providers may not refuse to provide treatment or payment for health care services because I refuse to sign this authorization. I further understand that if I refuse to sign this authorization to release my complete medical record, Trinity Life
Insurance Company may not be able to process my application, or if coverage has been issued, may not be able to make any benefit payments. I understand that I am entitled to a copy of this signed authorization.
Date:
X)
Signature of Primary Proposed Insured / patient or personal representative
X)
Signature of Additional Proposed Insured / patient or personal representative
TLICAPP (01-2007) 5

AGENT’S REPORT EXAM INFORMATION
1. If required, have you ordered or obtained: Exam Blood Profile Urine Specimen Oth er 2. Provide name of paramedical company or examiner 3. Date scheduled or completed PROPOSED INSURED INFORMATION
1. Contact Proposed Insured(s) at Home Business or Other Telephone number ( ) -
2. Best time to contact Proposed Insured(s) 9am — 12pm 1pm — 4pm 5pm — 9pm 3. How long have you known the Proposed Insured(s)? Friend Acquaintance Existing Client Relative Just met 4. Annual income of Proposed Insured $ Net Worth of Proposed Insured $ 5. Prior residence address if current is less than five years 6. Did you personally interview the Proposed Insured(s) and complete the application in his or her presence? Yes No AGENT CHECKLIST Explain all “Yes” answers in Section 6 — Agent Remarks / Explanations.
1. Do you know anything not disclosed which affects the underwriting of this risk? Yes No 2. Is there another application currently pending or being submitted to any other life insurance company? ... Yes No 3. Has any Proposed Insured applied elsewhere for any insurance coverage within the past 6 months? Yes No PROPOSED INSURED UNDER AGE 18 Explain all “No” answers in Section 6 — Agent Remarks / Explanations.
1. Did you see the child proposed for insurance? Yes No 2. Do all the children proposed for insurance appear to be in good health? Yes No 3. Are all brothers and sisters insured for equal amounts? Yes No 4. Are the parents insured for at least as much as that applied for and in force on the child? Yes No PURPOSE OF INSURANCE
Family security Business loan Buy-sell agreement Key Person Personal loan or residential mortgage Other TRINTIY LIFE INSURANCE INFORMATION
1. Does the Proposed Insured own a Trinity Life Insurance Company Policy? Yes No If “Yes”, Face Amount: $ 2. Shareholder Yes No 3. County 4. Commission Split: Agent #1 Agent Code Percentage % Agent #2 Agent Code Percentage % AGENT REMARKS / EXPLANATIONS TO ANSWERS ABOVE AGENT CERTIFICATION
I certify that (1) I have asked each question separately, the answers were recorded as given, and they are complete and accurate to the best of my knowledge and belief; (2) I have complied with state and federal laws on disclosure, cost comparison and replacement; and (3) I have given the applicant a copy of the Notice of Information Practices. Date:
X) Signature of licensed agent 1 Agent Code # Name of licensed agent or representative (Please Print) X) Signature of licensed agent 2 Agent Code # Name of licensed agent or representative (Please Print) TLICAPP (01-2007) 6

Trinity Life Insurance Company
7633 East 63rd Place, Suite 230 * Tulsa, OK 74133
CONDITIONAL INSURANCE RECEIPT
This Conditional Receipt provides a limited amount of life insurance coverage, for a limited period of time, subject to the terms of this receipt. This Conditional Receipt may not be given if the age of any proposed insured is under 15 days or over 70 years of age.
AMOUNT LIMITATION. The maximum amount of life insurance, including accidental death, which will become effective under this receipt will be the smaller of the face amount of insurance applied for or $100,000. This includes any pending and in force insurance.
CONDITIONS
1. A minimum advance payment equal to one month’s premium for the insurance applied for must be made.
2. Any check given in payment must be honored when first presented to the bank.
3. All medical examinations and tests required by the Company’s initial underwriting requirements must be completed and received at our Home Office during the lifetime of any individual proposed for insurance, and prior to the Company’s termination of the application, but in any case within sixty days from the completion of the application.
4. If any person proposed for insurance dies by suicide or if the application contains any material misrepresentations, then the
Company’s liability under this receipt is limited to a refund of the premium paid.
5. Each person proposed for insurance must be a risk insurable on the application date in accordance with the Company’s rules, limits and standards for the plan and the amount applied for without modification either as to plan, amount, riders, supplemental agreements and/or the rate of premium paid.
TLICAPP (01-2007) Conditional Receipt
Trinity Life Insurance Company
7633 East 63rd Place, Suite 230 * Tulsa, OK 74133
Phone: (918) 249-2438 * Fax: (918) 24902478
NOTICE OF INFORMATION PRACTICES
(This Notice Must Be Given To Proposed Insured)
INSURANCE INFORMATION PRACTICES
We will rely primarily on the information you give to us. We may also get information from other sources, such as doctors, or other medical professionals who have treated you. In some cases, we may ask a consumer reporting agency to gather information and send us an investigative consumer report as explained in the Fair Credit Reporting Act below. You may ask to be interviewed as part of the preparation of any such report.
MEDICAL INFORMATION BUREAU
Information regarding your insurability will be treated as confidential. Trinity Life Insurance Company, or its reinsurers may, however, make a brief report thereon to MIB, a not-for-profit membership organization of insurance companies, which operates an information exchange on behalf of its members. If you apply to another MIB member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, MIB, upon request, will supply such company with the information in its file.
Upon receipt of a request from you MIB will arrange disclosure of any information it may have in your file. Please contact MIB at 866-692-6901 (TTY 866-346-3642). If you question the accuracy of information in MIB’s file, you may contact MIB and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of MIB’s information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112.
Trinity Life Insurance Company, or its reinsurers, may also release information in its file to other insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.
FAIR CREDIT REPORTING ACT
INVESTIGATIVE CONSUMER REPORTS
In compliance with the Fair Credit Reporting Act, you are hereby notified that an investigative report may be made. Information may be obtained through personal interviews with neighbors, friends, associates or other persons with whom you are acquainted.
This inquiry includes information as to the character, general reputation, personal characteristics, and mode of living (except as may be related to sexual orientation) of any person proposed for insurance. You have the right to make a written request to
Investors Heritage Life Insurance within a reasonable period of time for a complete and accurate disclosure of additional information concerning the nature and scope of the investigation. Upon your written request, you will be informed whether or not an investigation was made by us. If so, you will receive the name and address of the consumer reporting agency involved. You may receive and inspect a copy of the Investigative Consumer Report by contacting the consumer reporting agency.
PERSONAL HISTORY INTERVIEW
We may also conduct a personal history interview. This is a phone call placed from our underwriting office. Its purpose is to make sure that the information on the application is correct. Our interviewers are trained to conduct their calls in a friendly, professional manner. The nature of the information discussed is always treated as personal and confidential and will only be used to help determine your eligibility for insurance.
TLICAPP (01-2007) 7

Trinity Life Insurance Company
7633 East 63rd Place, Suite 230 * Tulsa, OK 74133 * (918) 249-2438 000000
CONDITIONAL INSURANCE RECEIPT (continued from front)
BEGINNING DATE. If all conditions in this receipt have been fulfilled exactly, coverage under the policy applied for, subject to the
Amount Limitations, may begin on the later of:
1. The date of completion of the application;
2. The date of completion of all medical examinations, tests and other evidence required by the Company; or
3. The policy date, if any, requested in the application.
TERMINATION DATE. Coverage under this receipt, if it has begun, will terminate automatically on the earliest of (1) sixty days from the date of this receipt; or (2) the date the insurance takes effect under the applied for policy.
If the policy is not issued exactly as applied for, it will become effective when it is delivered to and accepted by the applicant. Upon delivery and acceptance, the first full premium must be paid. If the application is declined or not approved within sixty days of its completion, no insurance will have been in force. Any premium paid will be returned. No agent of our Company has the authority to change or modify any of the provisions of this receipt.
ALL PREMIUM CHECKS MUST BE PAYABLE TO THE COMPANY. DO NOT MAKE CHECK PAYABLE TO THE AGENT OR
LEAVE THE PAYEE BLANK. THIS RECEIPT IS NOT VALID UNLESS SIGNED BY A LICENSED AGENT OF TRINITY LIFE
INSURANCE COMPANY.
RECEIVED FROM THE SUM OF $
BY (LICENSED REPRESENTATIVE OF TRINITY LIFE INSURANCE COMPANY)
TLICAPP (01-2007) Conditional Receipt
NOTICE OF INFORMATION PRACTICES (continued)
MEDICAL EXAMS
As part of the underwriting process we may ask for medical tests or exams to be completed at our expense. Common tests include a paramedical exam, which will consist of questions about your medical history and measurement of your body height, weight, blood pressure, and pulse. Blood tests, and in some instances, an EKG (electrocardiogram) may be required. If you have any questions about the specific tests that will be required of you, please feel free to contact your agent.
CONTESTABILITY
You are strongly urged to review the completed application for accuracy. A claim may be denied if the application contains false statements or misrepresentations or fails to disclose material facts. In such a case, the policy could be void and coverage could be lost or denied.
YOUR RIGHTS TO ACCESS AND CORRECTION
You can obtain access to personal information about you contained in our policy files by sending us a written request. You may also request any necessary corrections, amendments or deletion of any information in our files which you believe to be inaccurate or irrelevant.
FRAUD NOTICE
Colorado: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance Company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of
Regulatory Agencies.
Kentucky: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.
Ohio: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.
Oklahoma: Warning: Any person who knowingly and with intent to injure, defraud or deceive any insurer, makes a claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of insurance fraud.
Tennessee: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.
Texas: Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud, as determined by a court of competent jurisdiction.
All other states: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.
TLICAPP (01-2007) 8

Underwriting Guidelines
Age-Amount Requirements
Medical requirements should be completed based on the age-amount
Paramedical and MD Exams
The agent is responsible for arranging the required paramedical and medical exams. Explain to the proposed insured that a paramedic will contact them for an appointment. Then call the paramedical company or contact their Web site and supply the required information. Use only paramedical companies that have been approved by the Company. Approved companies will be listed in the Company newsletter from time to time. For immediate information, contact the Underwriting Department. If MD exams are required, paramedical companies will make the arrangements. If this service is not available in your area, contact the Underwriting Department.
Blood Profile
A blood profile will include an HIV test with other routine blood tests. A Notice and Consent Form of AIDS Virus (HIV) Anti-body Testing is required with every blood test. This form is a pre-test notice and must be completed and signed by the proposed insured before the blood is drawn. It is the agent’s responsibility to have this form completed, to give a copy to the proposed insured and submit the original to the Underwriting Department with the application. Use the version of Form HIV appropriate in your state.
Non-medical Insurance
In order to offer insurance on a non-medical basis, the Company relies on its agents to develop and submit to the Home Office all pertinent information affecting the acceptance of the risk. Agents are expected to select prospects carefully and complete all questions on the application fully and accurately. The Company reserves the right to order medical records, request exams, blood profiles, EKGs or other studies where indicated during the underwriting process.
Telephone Interview and Commercial Inspection
Our own FOCUS telephone interview unit will be used for amounts through $250,000. Commercial inspection reports will be used for amounts over $250,000.
Conditional Receipt Limitations
Agents are authorized to accept initial premium, provided the amount applied for does not exceed $250,000 and the case appears to be non-rated.
Underwriting
Guide
MEDICAL REQUIREMENTS

Home Office:
7633 East 63rd Place, Suite 230
Tulsa, Oklahoma 74133
(918) 249-2438
Administrative Office:
PO Box 5205
Frankfort, Kentucky 40602-5205
(866) 440-1357
Any questions?
Please contact the Underwriting Department
866 440-1357
fax (502) 227-7205
Form TLIC 1010 (2-2007)

Age-Amount Medical and Non-Medical Requirements

AMOUNT	AGE
	0—20	21—35	36—50	51—55	56—60	61—80
-0- to $50,000	Non-medical	Non-medical	Non-medical	Non-medical	Non-medical	Paramedical HOS

$50,001 to $55,000	Non-medical	Non-medical	Non-medical	Non-medical	HOS	Paramedical HOS

$55,001 to $99,999	Non-medical	Non-medical	Non-medical	HOS	Paramedical HOS	Paramedical HOS

$100,000 to $250,000	Saliva HOS	Saliva HOS	Paramedical HOS Blood Profile	Paramedical HOS Blood Profile	Paramedical HOS Blood Profile	Paramedical HOS Blood Profile

$250,001 to $500,000	Paramedical HOS Blood Profile	Paramedical HOS Blood Profile	Paramedical HOS Blood Profile EKG	Paramedical HOS Blood Profile EKG	MD Exam HOS Blood Profile EKG	MD Exam HOS Blood Profile EKG

$500,001 to $1,000,000	MD Exam HOS Blood Profile EKG	MD Exam HOS Blood Profile EKG	MD Exam HOS Blood Profile EKG	MD Exam HOS Blood Profile EKG	MD Exam HOS Blood Profile EKG	MD Exam HOS Blood Profile EKG

$1,000,001 plus	Consult Underwriting	Consult Underwriting	Consult Underwriting	Consult Underwriting	Consult Underwriting	Consult Underwriting
Form TLIC 1010 (2-2007)

UNDERWRITING REQUIREMENTS
TRINITY LIFE INSURANCE COMPANY
UNDERWRITING GUIDELINES
ORDINARY PLANS
Focus
Requirements for Telephone Interviews (FOCUS)
Ordinary
2 Full Units or $150,000 (whichever is less)            Telephone interview required
All amounts           An interview may be conducted for any amount at the underwriter’s discretion. Underwriter’s discretion means there is some reason or “red flag” that prompts the interview.
The following are some examples of reasons an underwriter would request an interview for 150,000/2 units or less:
•	Amount applied for plus amount in force over 150,000

•	MIB code received and the information pertaining to it is not listed on the application; or if it is listed, needs developing

•	Occupation – left blank, disabled, retired at an early age, the occupation is potentially hazardous

•	Medical condition is listed on application but no details given (i.e. dates, meds or treatment, results, names of physicians or medical facility)

•	Medical condition listed on application that may be considered without an APS or paramed if can develop information needed for a decision from telephone interview (Treatment for high blood pressure is a common one.)

•	Very small amounts of insurance applied for but the medical information given on the application requires an APS or paramed. The underwriter might conduct a telephone interview to try to develop enough information to eliminate the APS or paramed.

So that the customer will not be surprised by a call, at the time of sale the agent should prepare the proposed insured by saying that someone from the home office may call to confirm the information on the application or to obtain additional information.

Focus Interview will be ordered on proposed insured’s that are applying for 2 units or $150,000 (whichever is less). I’m not sure they know what the face amount is per unit.
Here are the death benefits for 2 units for selected issue ages:

Issue Age	Death Benefit
0	80,000
5	70,000
10	60,000
15	50,000
20	40,000
25	220,000
30	206,000
35	190,000
40	176,000
45	160,000
50	140,000
55	100,000
60	90,000
65	80,000
70	50,000
75	46,000
80	42,000

MOTOR VEHICLE REPORT (MVR)
Ordinary Underwriting Requirements – Motor Vehicle Report
A motor vehicle report is ordered on
•	Any application over 100,000.

•	Any application indicating driving criticism (speeding tickets, DUI, etc.)

•	Any application indicating the proposed insured participates in auto racing as an avocation.

•	Younger ages (usually age 25 or younger)
A motor vehicle report may be ordered on any application at the underwriter’s discretion.

SBSI – INSPECTION REPORTS
A Focus interview is required for 2 units or $150,000 up to $250,000. An inspection report is required for amounts over $250,000.
Below are the types of inspections reports completed by our vendor.

OVER 250,000	AMPLIFIED REPORT
Includes more financial information and a narrative report.

ANY AMOUNT	CRIMINAL REPORT
Would be ordered by the underwriter if any reason to believe there Would be a criminal record.

ATTENDING PHYSICIAN’S STATEMENT (APS)
An APS is ordered by the underwriter at their discretion.
Examples of why an underwriter would require an APS:
Medical condition listed on application or revealed in the phone interview that would require Multiple doctors visits, such as diabetes, asthma, etc.
Medical condition indicated by MIB.
A combination of medical conditions.
Children – an APS is required when the proposed insured is a child and the volume is $100,000 and over.
A HIPPA Form is required before ordering an APS.
NON-MEDICAL LIMITS
The non-medical limits are published in the Underwriting Guide-Medical Requirements.
A Notice and Consent Form of AIDS Virus (HIV) Antibody Testing is required with every blood test.

Internal Exchange/Replacement Procedures
There are no exchange programs associated with the modified whole life product covered under this reinsurance agreement; therefore, there are no Internal Exchange/Replacement Procedures to include in this Exhibit C – Forms, Manuals, and Issue Rules.

7633 East 63rd Place, Suite 230
Tulsa, OK 74133
Phone: (918) 249-2438       Fax: (918) 249-2478
CIGARETTE SMOKING QUESTIONNAIRE

PROPOSED INSURED:	BIRTHDATE

1. Are you now a cigarette smoker?	☐ YES	☐ NO

2. Have you ever been a cigarette smoker and quit?	☐ YES	☐ NO

3. If yes, when did you quit?	Month: Day: Year:

4. Did, or do, you smoke more than one pack daily?	☐ YES	☐ NO

5. Do you use tobacco in any other form?	☐ YES	☐ NO
I hereby represent, to the best of my knowledge and belief, that all answers to all the above questions are complete and true, and I agree that they shall form a part of the application and become a part of the application and become a part of any contract of insurance issued as a result of such application.

Dated at:	Date:

Signature of Agent	Signature of Proposed Insured

7633 East 63rd Place, Suite 230
Tulsa, OK 74133
NOTICE TO APPLICANTS REGARDING REPLACEMENT OF LIFE INSURANCE.
THIS NOTICE IS FOR YOUR BENEFIT AND IS REQUIRED BY REGULATION.
1.	If you are urged to purchase life insurance and to surrender, lapse or in any other way change the status of existing life insurance, the agent is required to give you this Notice and a written, signed Disclosure Statement. This Statement must set forth the pertinent facts of the proposal and the advantages and disadvantages of making the change.

2.	It is to your advantage to receive the advice of the present life insurance company regarding the proposed replacement or change of existing policies. The life insurance company to whom you are applying for the new policy is required by regulation to advise the home office of the company or companies which sold the existing policy or policies of the proposed replacement.

3.	As a general rule, it is not advantages to drop or change existing life insurance in favor of new life insurance, whether issued by the same or a different insurance company. Some of the reasons it may be disadvantages are:
(a)	The amount of the annual premium under an existing policy may be lower than that called for by a new policy having the same or similar benefits. Any replacement of the same type of policy will normally be at a higher premium rate based upon the insured’s then attained age.

(b)	Since the initial costs of life insurance policies are charged against the cash value increases in the earlier policy years, the replacement of an old policy by a new one results in the policyholder sustaining the burden of these costs twice.

(c)	The incontestable and suicide clauses begin anew in a new policy. This could result in a claim under a new policy being denied by the company which would have been paid under the policy which was replaced.

(d)	Existing policies often have more favorable provisions than new policies in such areas as settlement options and disability benefits.

(e)	In addition to any cash value, an existing policy may have a reserve value which may be of some benefit.

(f)	The present insurance company can often make a desired change on terms which would be more favorable than if your replaced existing insurance with new insurance.
4.	For the same reasons, it is generally not advantageous to change an existing policy to reduce paid-up or extended term insurance or to borrow against its loan value beyond your expected ability or intention to repay in order to obtain funds for premiums on a new policy.

5.	There may be a situation when a replacement is advantageous. However, for your protection you should receive the comments of the present insurance company before arriving at a decision in this important financial matter.

If, on the negotiation to replace existing insurance, it is suggested by an agent or employee of the present company that the existing insurance not be replaced, you are entitled to request in writing, and receive directly from the person making the suggestion, a written statement setting forth all the pertinent facts bearing on the advantages of the suggestion.

Signed		Date

Applicant
TLIC 655 (01-2007)

7633 East 63rd Place, Suite 230
Tulsa, OK 74133
Phone: (918) 249-2438 Fax: (918) 249-2478
STATEMENT OF HEALTH AND INSURABILITY
COMPLETED AS A CONDITION TO THE DELIVERY OR CHANGE OF

POLICY NUMBER	PROPOSED INSURED
Since the date of the original application for the above policy, each person proposed for Life Insurance in such application has continued in good health and no person proposed for Life or Health Insurance or both:
1.	has made application to another company for Life or Health Insurance (2) which has been issued, declined, postponed or modified, or (b) which is pending at the present time, or;

2.	has consulted or been examined or treated by a physician or practitioner, or;

3.	has had any change in health or insurability as a Life or Health Insurance risk because of any event or circumstance.
If there are any exceptions to any of the above statement, give full details in space provided:

EXCEPTIONS

The person named as the Insured and the Applicant (if other than such person) represent that the foregoing statements are true and complete and that all exceptions have been stated.

Dated at:

	(City and State)	Signature of the Insured

This	DAY	of	MONTH	,	YEAR

Signature of Applicant if Other Than the Above Person

Signature of Agent
TLIC 516 (01-2007)

7633 East 63rd Place, Suite 230 Tulsa, OK 74133 Phone: (918) 249-2438 Fax: (918) 249-2478 RESET FORM EPILEPSY (CONVULSIONS) QUESTIONNAIRE – APPLICANT TO COMPLETE NAME FILE NUMBER DATE OF BIRTH 1. Has the doctor given you a name for your seizure disorder? (grand mal epilepsy, petit mal epilepsy, Jacksonian epilepsy, psychomotor or temporal lobe seizures) Does he know the cause? 2. When did you have your first seizure? Date: 3. When was your last seizure? Date: 4. How often do you have seizures (number weekly, monthly, yearly)? 5. If possible, please describe the seizures. Do you have any warning? 6. What type of treatment? Medications? Hospitalizations? 7. How long have you been taking medication? Any change in medicine? 8. Name and address of doctor who treated or is treating you: 9. Date of last visit? DATE: Signature of Applicant

7633 East 63rd Place, Suite 230
Tulsa, OK 74133
Phone: (918) 249-2438 Fax: (918) 249-2478
CONFIDENTIAL FINANCIAL QUESTIONNAIRE APPLICATION SUPPLEMENT
Please complete questions 1 thru 6 for personal insurance or questions 1 thru 11 if the insurance is for business purposes, then date and sign the questionnaire.
1. Proposed Insured: First Name Middle Initial Last Name 2. Your Income (Before Income Tax) CURRENT FISCAL PREVIOUS YEAR TO DATE FISCAL YEAR thru A. Salary or Wages......................................................... $ $ B. Bonuses and/or Commissions.......................................... C. Net Business or Professional Income (i.e. Gross Income less Business Expenses, but before Personal Income Taxes)....... D. Other Earned Income (Give details in “Remarks” below)...... E. Unearned Income (Interest and dividends, net real estate income, etc. Give details in “Remarks” below)..................... F. Spouse’s Income........................................................... TOTAL: $ $ 3. What is your approximate Net Worth, i.e., assets minus liabilities? Assets $ Liabilities $ Net Worth $ 4. Estimated Tax Liabilities at Death (Include potential Estate Taxes, $ Inheritance Taxes and Capital Gains Taxes, both Federal & State) 5. If not covered on the application: Amount of Insurance applied for with this company $ Amount of Insurance applied for with other companies $ Amount of Life Insurance already in force $ Amount you intend to have in force $ 6. How was the need for this new amount of coverage determined? Remarks (Questions 2 to 6):

CONFIDENTIAL FINANCIAL QUESTIONNAIRE APPLICATION SUPPLEMENT (continued)
7. Purpose of Business Insurance Key Executive Deferred Compensation Buy-Sell Agreement/Stock Repurchase Is there a written Buy/Sell agreement in effect? (If yes, attach copy.) Yes No Is there a Buy/Sell agreement contemplated? Yes No Creditor: Name of Lender Is insurance requested by lender? Yes No Coverage Amount required by Creditor: $ —
Type of loan? Line of Credit Mortgage Other (explain) If line of Credit Amount of credit extended $ — Amount activated to date $ Duration of loan — If other than Line of Credit: Amount of loan $ Duration of loan — Purpose of loan:
Other Purposes – Explain:
(Use “Remarks” below for further details) 8, Are other Corporate Officers or Partners being insured? Yes No If Yes, give details. If No, explain:
9. What Percentage of the business do you own? % — 10. Estimated Fair Market Value $ — (In “Remarks,” state how this value was determined) 11. Financial Details of Business: CURRENT FISCAL PREVIOUS YEAR TO DATE FISCAL YEAR
thru A. Total Assets.......................................................... $ $ — — B. Total Liabilities....................................................... C. Gross Sales or Revenue....................................... D. Net Income (before taxes)........................................ PLEASE SUBMIT A COPY OF THE MOST RECENT BALANCE SHEET AND INCOME STATEMENT (Year or Quarter).
Remarks (Questions 7 to11):
I understand that Trinity Life Insurance Company will rely on the above statements in determining the need and justification for the insurance applied for, and I represent that all answers are true and accurate statements to the best of my knowledge and belief as of the date of the application for life insurance. A photographic copy of this statement may be attached to and made part of any insurance contract issued:
Signature of Proposed Insured: Date Signature of Applicant: Date Witnessed by Date

You can only enter Name, File Number Trinity Life Insurance Company and Date. This form is for the Physician 7633 East 63rd Place, Suite 230 to complete. Tulsa, OK 74133 Phone: (918) 249-2438 Fax: (918) 249-2478 DIABETIC QUESTIONNAIRE — COMPLETED BY PHYSICIAN FILE NUMBER DATE I NAME 1. Period of Time under your observation as patient? FROM: TO: —— 2. If known, please give date diabetes diagnosed. 3. Does the patient report regularly for examination and advice? 0 YES 0 NO How often? Date of Last Visit? 4. What are the diet and insulin or oral agent prescriptions? DIET INSULIN ORAL AGENT II I: Carbohydrate Gms. Type? Kind? Protein Gms. Total units per day? Tablets per day? I Fat Gms. None? 0 None? 0 j If diet is not calculated in grams of carbohydrate, protein, and fat, or not measured or estimated from appropriate food exchange lists, what diet program is followed? Does the patient disregard your advice concerning the diet, and insulin or oral agent prescriptions, Or make changes without prior discussion with you? 0 YES 0 NO Has it been necessary to increase the amount of insulin or oral agent without an increase in the Diet? 0 YES 0 NO 5. What levels of blood and urine sugar have been recorded in the past 2 years? BLOOD SUGARS URINE SUGARS DATE: DATE: FASTING: FASTING: NON-FAST: NON-FAST: I 6. Is there evidence or history of: Repeated infections? D Yes D No Impaired circulation? D Yes D No Kidney Disease? D Yes D No Gain or loss of weight? D Yes D No Heart disease? D Yes D No Retinitis? D Yes D No Elevated blood pressure? D Yes D No Diabetic Coma? D Yes D No Arteriosclerosis? D Yes D No Shock or frequent insulin or hypoglycemic reactions? D Yes D No Other Illness? 7. Have any electrocardiograms been made on this patient? D Yes D No If available, we would appreciate your mailing them to use for our review. They will be returned promptly. If not available, please include findings under number 8 below or on the reverse side. 8. Please use this space or reverse side to amplify answers to the above and for any comments your care to make regarding your patient’s ability to handle this disease. Date: SIGNATURE:

7633 East 63rd Place, Suite 230
Tulsa, OK 74133
Phone: (918) 249-2438 Fax: (918) 249-2478
Military Service Questionnaire

Proposed Insured	Policy Number	Date

If you are on active duty as a member of any state National Guard or as a member, regular or reserve, of the Army, Navy, Air Force, Marine Corps, or Coast Guard; or if you have been alerted or called to duty, complete the following:

1.	Branch of Service:

If branch is Army, indicate arm or component (e.g., Artillery, Infantry, etc.)

2.	Rank and pay grade:

3.	Date of active duty:

4.	Date you will be released:

5.	Where are you stationed:

Complete military address:

6.	Duties (If in training or attending school, state for what job or duties)

7.	Have you been alerted, received orders, or volunteered for duty outside the United States?
☐ Yes ☐ No
Do you expect or have you had any other indication that you will be assigned outside the US?
☐ Yes ☐ No
If yes to either of the above questions, explain in detail:

8.	Do you plan to re-enlist? ☐ Yes ☐ No
I hereby represent that all the above statements and answers to all the above questions are complete and true, and I agree that they shall form a part of my application and become a part of any contract or insurance issued on such application.

Dated at		this		day of

	Place		Day		Month	Year

Signature of Agent	Signature of Proposed Insured
TLIC 177 (01-2007)

7633 East 63rd Place, Suite 230
Tulsa, OK 74133
Phone: (918) 249-2438    Fax: (918) 249-2478
PARENTAL CONSENT AGREEMENT
We, the undersigned, who are the father and mother of

(PROPOSED INSURED)
minor, do hereby give our full consent to the issuance, and continuance in force of Policy Number                      issued by Trinity Life Insurance Company, on the life of said minor; said Policy having been issued upon the application made by:

(NAME OF APPLICANT)

(STREET ADDRESS)	(CITY)	(STATE)
who is the                      (RELATIONSHIP) of said minor, and we hereby authorize Trinity Life Insurance Company to pay the benefits and/or proceeds under said policy to the person or persons entitled thereto according to the terms of said policy, and any riders or attachments thereto.
Witness our hands this                                          (day) of                                                                (month),                      (year)

(WITNESS)	(SIGNATURE OF FATHER)

(ADDRESS)	(ADDRESS)

(WITNESS)	(SIGNATURE OF MOTHER)

(ADDRESS)	(ADDRESS)
TLIC 64 (01-2007)

7633 East 63rd Place, Suite 230 Tulsa, OK 74133 Phone: (918) 249-2438    Fax: (918) 249-2478 DIABETIC QUESTIONNAIRE — COMPLETED BY APPLICANT NAME FILE NUMBER DATE 1. (a) Height? Ft. In. (b) Weight? Lbs. (c) Weight one year ago? Lbs. 2. Date diabetes diagnosed? 3. Name and address of Doctor supervising your diabetic program? NAME ADDRESS How long have you been under his care? Date of Last Visit? How often do you consult him for examination and advise? Have you consulted any other doctors about diabetes in the past 3 years? YES NO If yes, give names and addresses under 11 below or on reverse side. 4. What is your daily diet prescription? Carbohydrates gms. Protein gms. Fat gms. Do you measure or estimate your food portions from an exchange list? Measure? Estimate 5. Do you take Insulin? YES NO If yes, Type? Daily Dose? Do you take medication? YES NO List medication Names? 6. How often do you test your urine for sugar? At what time of the day do you do so? What percentage of tests are positive for sugar? 7. How often do you have blood sugar determinations made? Give results of the test made In the past two years, indicate whether fasting or other times. DATE RESULTS DATE RESULTS Fasting Other Times Fasting Other Times 1. 1. 2 2. 8. Date you last had an electrocardiogram made? An X-ray of Chest? (Give name and address of physician who made tests under number 11 below) 9. How many times have you been in diabetic coma, or had acidosis severe enough to require Hospitalization? Have you ever had insulin shock, or do you have frequent insulin reactions? 10. Have you ever had: Elevated Blood Pressure? YES NO Heart trouble? YES NO Kidney trouble? YES NO Recurrent infections? YES NO Other Prolonged illness? YES NO (If yes, give details under 11 below or on reverse side) 11. Use this space for additional explanations. Give complete information, including dates, names and address of attending physicians and hospitals. Use reverse side if additional space is needed.
Date: SIGNATURE:

Insured’s Full Name:___Home Telephone Number: ( ) ___Current Address: ___Policy Number(s): ___Social Security No: ___ APPLICATION FOR REINSTATEMENT INSTRUCTIONS: Complete separate reinstatement application for each covered person. IF ANSWERED “YES” GIVE To the best of your knowledge and belief, since the date of this policy: DETAILS BELOW 1. Have you been diagnosed with any terminal illness? YES NO2. Are you currently bedridden at home, confined in a hospital, nursing home, or long-term care facility or receiving Hospice care?YES NO 3. Have you had or been treated for, or are you taking medication for any of the following: a) Heart disease or disorder, heart attack, stroke, chest pain, heart surgery, angioplasty, high blood pressure, diabetes or congestive heart failure? YES NO b) Cancer or melanoma, leukemia, kidney failure or dialysis, alcoholism, drug abuse, liver disease or cirrhosis, chronic lung disease, or tuberculosis? YES NO c) Alzheimer’s Disease, Parkinson’s Disease, Down’s Syndrome, Lou Gehrig’s Disease (ALS), Multiple Sclerosis (MS), seizure disorder or any other disorder of the brain or nervous system?... YES NO 4. Have you ever been diagnosed by a member of the medical profession as having, or have you tested positive for, or been treated by a member of the medical profession, for any of the following: Acquired Immune Deficiency Syndrome (AIDS), Aids Related Complex (ARC), Human Immunodeficiency Virus(HIV Virus), or any other disease or disorder of the immune system? YES NO 5. Been in a hospital, clinic, or institution for examination, observation, diagnosis, operation or treatment? YES NO 6. Consulted or been treated by any physician or practitioner or had any physical impairment,sickness, injury, surgery or mental disorder not mentioned above? YES NO 7. Had any life or health insurance declined, postponed, or rated or refused reinstatement or renewal? YES NO 8. Had two or more moving violations, or had a driver’s license suspended or revoked within the past 5 years? YES NO 9. Driver’s License Number___State of:___ 10. Engaged in or expect to engage in aviation activities or hazardous sports, avocations or hobbies? YES NO 11. Changed occupations? If yes, give present occupations and employers and duties below YES NO 12. Are you now a cigarette smoker? YES NO a. If “YES”, number of packs daily? ___b. Have you ever been a cigarette smoker and quit? YESNO c. If “YES”, when did you quit? Date (month/year) ___d. Do you use tobacco in any other form? If “YES”, Type: ___ YES NO 13. Height:___ft. and ___inches Weight:___lbs. GIVE COMPLETE DETAILS BELOW FOR ANY “YES” ANSWERS ABOVE: Details Question Date(s) Condition, operation performed, hospitalization, Names & addresses of doctors, Number medications, other details hospitals or clinics involved TLIC 21001 OK (01-2007)
NOTICE OF INFORMATION PRACTICES
This Notice To Be Detached and Retained by Insured
(Including Medical Information Bureau Notice and Fair Credit Reporting Act notice)
     In considering your application, information from various sources will be considered. These include your statements, the results of your physical examination (if required), and reports we get from doctors or medical facilities which have attended you.
     Information about your insurability will be treated as confidential. We, or our reinsurer(s), may, however, make a brief report of this to the Medical Information Bureau, a nonprofit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.
     Upon the receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of the information in the Bureau’s file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau’s information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660.
TLIC 21001 OK (01-2007)

I (We) represent that all statements and answers in this application are full, complete and true to the best of my (our) knowledge and belief. I (we) understand that said statements and answers are submitted as evidence of insurability of each person insured under the policy. It is agreed that this policy will not be reinstated and the company will have no liability until (1) all money required for reinstatement of this policy has been paid; (2) this application has been approved by Trinity Life Insurance Company Home Office during the lifetime of all persons who would be insured under this policy if reinstated. It is further agreed that with regard to the statements and answers provided above, any period of contestability provided in the policy shall run anew from the effective date of reinstatement.
I HEREBY AUTHORIZE any licensed physician, medical practitioner, hospital, clinic or other medical or medically related facility, insurance company, consumer reporting agency, the Department of Motor Vehicles (or other appropriate state agency), or the Medical Information Bureau that has any records or knowledge of me or my health, to give Trinity Life Insurance Company, or its reinsurer(s), such information as may be needed to consider my application for insurance. Such information may include records or knowledge of my health, motor vehicle records, aviation activities, hazardous sports or hobbies or avocations, and occupation. A photographic copy of this authorization shall be as valid as the original. The purpose for which this information is being collect is to consider your application for insurance. You or your authorized representative is entitled to receive a copy of this authorization.
This authorization shall be valid for 24 months from the date shown below. A photographic copy shall be as valid as the original. I have the right to revoke this authorization at anytime by sending a revocation in writing to Trinity Life Insurance Company, 7633 East 63rd Place, Suite 230, Tulsa, OK 74133. Attention: Underwriting Department. I have received a copy of the Notice of Information Practices.
ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE MAY BE GUILTY OF A CRIME AND MAY BE SUBJECT TO FINES AND CONFINEMENT IN PRISON.

DATE:

Signature of Owner (Always Required)

WITNESS:

Signature of Insured, if other than Owner (or Parent if insured is minor)
TLIC 21001 OK (01-2007)

NOTICE OF INFORMATION PRACTICES continued
     We or our reinsurer(s), may also release information to other life insurance companies to whom you apply for life or health insurance, or to whom a claim is submitted.
     In addition, we may get an investigative report from a consumer reporting agency. This report requires personal interviews with your neighbors, friends, or other acquaintances for information as to your general reputation, personal characteristics and mode of living. As part of your application, you have authorized us to do this. You have the right to be personally interviewed and to make a written request within a reasonable period about the nature and scope of this investigation. Upon written request you will be told if such a report has actually been ordered, and if it has, we will give you the name and address of the consumer reporting agency. You may contact this consumer reporting agency and ask for a copy of such report. Unless a legitimate business need exists or we are required to do so by law, the information we get in this report, as well as any other information which we later acquire, will not be disclosed to anyone else without your consent. You may request a copy of all information acquired by us and have a right to correct any personal information which you feel is inaccurate. We will, if required by law, give you a more detailed notice of the types of personal information which we get in considering your application, as well as any additional rights which you may have.
     If you need any assistance, please feel free to contact your agent or call or write to us at Investors Heritage Life Insurance Company, Underwriting Department, 200 Capital Avenue, PO Box 717, Frankfort, Kentucky 40602-0717.
TLIC 21001 OK (01-2007)

HOME OFFICE
7633 East 63rd Place, Suite 230, Tulsa, Oklahoma 74133
Phone: (918) 249-2438 • Fax: (918) 249-2478
ADMINISTRATIVE OFFICE
PO BOX 5205 • FRANKFORT, KY 40602-5205
Phone: (866) 440-1357 • Fax: (502) 875-7084
PROPOSED INSURED CONSENT FORM

PROPOSED INSURED:

OWNER:

CO-OWNER:

This is to certify that the undersigned Proposed Insured gives full permission to the application for life insurance on his/her life.
AUTHORIZATION
With this form (or a photographic copy of it), I authorize any licensed physician, medical practitioner, clinic, hospital or other medical or medically-related facility, insurance company, reinsurer, the Medical Information Bureau, or other person, organization or institution, that has any records for knowledge of me for whom the application is made or my health, to give to Trinity Life Insurance Company, or it’s reinsurers, any such information and to testify as to such information, all to the extent permitted by law. This authorization shall be valid for 24 months from the date signed. I understand that I may revoke this authorization by so stating in writing sent to Trinity Life Insurance Company’s Underwriting Department at the Administrative Office.
I also acknowledge receipt of the notices required by the Fair Credit Reporting Act and the Medical Information Bureau. A photographic copy of this authorization shall be as valid as the original.
I acknowledge that I have been given a copy of the application and to verify that all information on the application is complete and true as of the date of this Consent to the best of my knowledge, except for:
EXCEPTIONS: (If none, state “NONE”) (If more space is needed to completely and accurately supply the information requested, attach additional paper.)

Date	Signature of Proposed Insured

Witness
TLIC PICF-01(03-2007)

NOTICE AND CONSENT FORM FOR AIDS VIRUS (HIV) ANTIBODY TESTING
INSURER
Trinity Life Insurance Company
7633 East 63rd Place, Suite 230
Tulsa, OK 74133
Phone: (918) 249-2438
Fax: (918) 249-2478
To evaluate your eligibility for insurance coverage, it is requested by the Insurer named above that you provide a sample of your blood for testing to determine the presence of the human immunodeficiency virus (HIV) antibodies. By signing and dating this form you agree that this test may be performed and that underwriting decisions will be based on the results. You may refuse to be tested; however, such refusal may be used to deny coverage or issuance of the policy.
PRE-TESTING CONSIDERATIONS
Many public health organizations have recommended that before taking the AIDS related blood test a person seek counseling to become informed concerning the implications of such test. You may wish to consider counseling, at your expense, prior to being tested. To obtain information regarding counseling, you should contact your local health department.
MEANING OF POSITIVE TEST RESULTS
The test is not a test for AIDS. It is a test for antibodies to the HIV virus, the causative agent for AIDS, and shows whether you have been exposed to the virus. A positive result does not mean that you have AIDS, but that you are at a significantly increased risk of developing problems with your immune system. The test for HIV antibodies is very sensitive. Errors are rare; however, they do occur. Your private physician, public health clinic, or an AIDS information organization may provide you with further information on the medical implications concerning a positive test result.
DISCLOSURE OF TEST RESULTS
All test results will be treated confidentially. They will be reported by the laboratory to the Insurer. The test results may be disclosed as required by law or may be disclosed to employees of the Insurer who have the responsibility to make underwriting decisions on behalf of the Insurer and to medical personnel, laboratories, and to outside counsel who needs such information to effectively represent the Insurer in regard to your application. The results may also be disclosed to a reinsurer if the reinsurer is involved in the underwriting process. The results may be released to an insurance medical information bureau under procedures designed to assure confidentiality, including the use of general codes that also cover results for the other diseases or conditions not related to AIDS, or for the preparation of statistical reports that do not disclose the identity to any particular person.
NOTIFICATION OF RESULTS (This section must be completed):
In the event a test is positive, you authorize disclosure of the result to the following physician:

NAME

ADDRESS

CITY, STATE, ZIP:

INFORMED CONSENT
I HAVE READ AND UNDERSTAND THIS NOTICE AND CONSENT FORM FOR AIDS VIRUS (HIV) TESTING. I VOLUNTARILY CONSENT TO TESTING AND DISCLOSURE AS DESCRIBED ABOVE. I UNDERSTAND THAT I HAVE THE RIGHT TO REQUEST AND TO RECEIVE A COPY OF THIS FORM. A PHOTOCOPY OF THIS FORM SHALL BE AS VALID AS THE ORIGINAL.

(Date)	Signature of Proposed Insured or Parent/Guardian
TLIC HIV (01/2007)

ADMINISTRATIVE OFFICE
PO BOX 5205 • FRANKFORT, KY 40602-5205
Phone: (866) 440-1357 • Fax: (502) 875-7084
HIPAA Compliant Authorization for Release of Medical Information

	- -	/ /

Name of proposed insured/ patient	Social Security Number	Date of Birth

Policy or Claim Number (if known)
I authorize any health plan, physician, health care professional, hospital, Veterans Administration, clinic, laboratory, pharmacy or pharmacy benefit manager, medical facility, insurance company, insurance support organization such as MIB), or other health care provider that has provided payment, treatment or services to me or on my behalf within the past 10 years (collectively, “My Providers”) to disclose my entire medical record, medication history, and any other protected health information concerning me to Trinity Life Insurance Company, or its designee,

Name of designee (if applicable)
This includes information on the diagnosis or treatment of Human Immunodeficiency Virus (HIV), Acquired Immune Deficiency Syndrome (AIDS) and Sexually Transmitted Diseases (STDs.) This also includes information on the diagnosis and treatment of mental illness and the use of alcohol, drugs, and tobacco, but excludes psychotherapy notes.
By my signature below, I acknowledge that any agreements I have made to restrict my protected health information do not apply to this authorization and I instruct My Providers to release and disclose my entire medical record without restriction.
This protected health information is to be disclosed under this Authorization so that Trinity Life Insurance Company may: (1) underwrite my application for coverage, make eligibility, risk rating, policy issuance and enrollment determinations; (2) obtain reinsurance; (3) administer claims and determine or fulfill responsibility for coverage and provision of benefits; (4) administer coverage; and (5) conduct other legally permissible activities that relate to any coverage I have or have applied for with Trinity Life Insurance Company.
This authorization shall remain in force for 24 months following the date of my signature below, and a copy of this authorization is as valid as the original. I understand that I have the right to revoke this authorization in writing, at any time, by sending a written request for revocation to Trinity Life Insurance Company, Administrative Office, P.O. Box 5205, Frankfort, KY 40602-5205, Attn: General Counsel. I understand that a revocation is not effective to the extent that any of My Providers has already relied on this Authorization or to the extent that Trinity Life Insurance Company has a legal right to contest a claim under an insurance policy or to contest the policy itself. I understand that any information disclosed pursuant to this authorization may be subject to redisclosure by the recipient and may no longer be protected by federal rules governing privacy and confidentiality of health information. However, Trinity Life Insurance Company will protect the privacy of health information in accordance with other applicable state and federal privacy laws and their own privacy policies.
I understand that My Providers may not refuse to provide treatment or payment for health care services because I refuse to sign this authorization. I further understand that if I refuse to sign this authorization to release my complete medical record, Trinity Life Insurance Company may not be able to process my application, or if coverage has been issued, may not be able to make any benefit payments. I understand that I am entitled to a copy of this signed authorization.

Signature of Proposed Insured/Patient or Personal Representative	Date

Description of Personal Representative’s Authority or Relationship to Patient (For death claims, please attach copy of appointment of executor of estate.)
TLIC HIPAA ARM (3-2007)

7633 East 63rd Place, Suite 230 Tulsa, OK 74133 Phone: (918) 249-2438 Fax: (918) 249-2478
HIGH BLOOD PRESSURE QUESTIONNAIRE APPLICANT TO COMPLETE
NAME DATE OF BIRTH POLICY NUMBER
1. (a) Height? ft in (b) Weight? lbs
(c) Weight one year ago? lbs
2. Date high blood pressure diagnosed?
Age at onset?
3. Name and address of doctor supervising your high blood pressure program?
How long have you been under his care? Date of last visit? How often do you consult him for examination and advice? 4. What was your highest blood pressure reading? Date: 5. What was your recent blood pressure reading? Date: 6. What medications are you taking? (Dosage and frequency) How long have you been taking medication for high blood pressure. Any changes in medication? Any other treatments?
7. Has your doctor done any diagnostic studies? (EKG, x-rays, blood tests, etc.) When and What were the findings?
8. When the doctor checks, are your blood pressure readings:
Usually high Usually normal? They vary? 9. Have you ever had: Diabetes? Yes No Heart trouble? Yes No Eye trouble? Yes No Kidney trouble? Yes No Recurrent infections? Yes No Other prolonged illness? Yes No Please give details, if yes.
10. Have you ever been hospitalized for high blood pressure? Yes No If yes, give dates and name and address of hospital.

1. Provide details of previous foreign travel including holidays and short business trips within the last two years:
Date(s) of visit(s) Countries Regions Reason(s) for visit(s) Frequency Duration of visit(s)
2. Provide details of your intentions for future foreign travel including holidays, and business trips:
Date(s) of visit(s) Countries Regions Reason(s) for visit(s) Frequency Duration of visit(s)
3. Give a description of your duties while traveling or residing abroad:
4. Do you expect to visit non-urban areas? YES NO If YES, give details of: a. Your likely accommodations: b. The availability of medical facilities: c.Your travel arrangements, e.g. light aircraft, boat, etc.:
5. Would you consider traveling to war zones or hazardous areas? YES NO If YES, give details:
Dated at this day of P LACE D AY M ONTH Y EAR
S IGNATURE OF A GENT S IGNATURE OF P ROPOSED I NSURED

BENEFIT PAYMENTS
Claims Procedure Manual
HOME OFFICE
7633 EAST 63RD PLACE, SUITE 230 • TULSA, OK • 74133
Phone: (918) 249-2438
Fax: (918) 249-2478
ADMINISTRATIVE OFFICE
PO BOX 5205 • FRANKFORT, KY • 40602-5205
Phone: (866) 440-1357
Primary Fax: (502) 875-7084
Secondary Exclusive Claim Fax: (502) 223-6575

Benefit Payments Procedure Manual
Ordinary Life Claims

INTRODUCTION	3
DESCRIPTION OF DUTIES	4
Senior Claims Analyst:	4
Assistant Claims Analyst:	5
Claims Clerical Assistant:	6
NON-CONTESTABLE CLAIMS	7
CONTESTABLE CLAIMS	7
COMPUTER SYSTEM TRANSACTIONS	9
OBAS – Policy Master – Information by Policy Number	9
BCMM – Claim Master Maintenance	9
BCIM – Claim Information Maintenance	9
BCPM – Benefit Claims Payee Maintenance	9
BCPB – Payee Benefit Calculation	10
CHECKLIST FOR CLAIMS	10
CLAIM DOCUMENTATION REQUIREMENTS	11
Memos (OMEM)	11
BENEFICIARIES UNDER THE AGE OF 18:	11
CLAIMANT’S STATEMENT	12
Who signs a claimant statement?	15
DIAGNOSTIC CODES	16

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Benefit Payments Procedure Manual
Ordinary Life Claims
Introduction
Trinity Life Insurance Company (“Trinity”), Tulsa, Oklahoma has contracted Investors Heritage Life Insurance Company (“Administrator”), Frankfort, Kentucky to provide life administrative services for their life products.
Claims will be submitted and processed at the Administrator’s office in Frankfort, Kentucky. Any benefit checks issued will be printed in another department and mailed with the Explanation of Benefits. Benefit Payment employees are not authorized to handle checks.
The Administrator can authorize the payment of all claims up to $25,000. Claims over $25,000 are reported to the Claims Committee monthly for review. Claims over $25,000 must be approved at Trinity’s Home Office by Gregg Zahn or Sherman Lay.
Members of the Claims Committee at the Administrator’s office are:
Harry Lee Waterfield II – President and CEO
Jane Jackson – Corporate Secretary
Robert M Hardy, Jr. – Legal Counsel
Roland Herzel – Senior Claims Analyst

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Benefit Payments Procedure Manual
Ordinary Life Claims
Description of Duties
Senior Claims Analyst:
•	The senior claims analyst is responsible for:
o	Processing all contestable claims and conducting medical inquiries

o	Helping with non-contestable claims as time permits

o	Processing waiver of premium, life, and reinsurance claims

o	Drafting all non-programmed correspondence

o	Proofreading all claims before payment

o	Filing all reinsurance claims
Processing a Claim:
•	As the claim folder is received from the Claims Clerical Assistant, review the claim for beneficiary information, assignment information, death benefit and any additional information that is needed.

•	If medical records are needed the Senior Claims Analyst will request the records from the appropriate source and follow up until resolution.

•	Once all the information is received and the claim is ready for payment, Senior Claims Analyst prepares payment and the release of the benefit check.

•	If the claim is to be denied or the policy rescinded, the appropriate letter will be drafted by the Senior Claims Analyst and mailed.
The Senior Claims Analyst can authorize the payment of all claims up to $25,000. Claims over $25,000 are reported to the Claims Committee monthly for review. Claims over $25,000 must be approved by Gregg Zahn or Sherman Lay.
Members of the Claims Committee at the Administrator’s office are Harry Lee Waterfield II, Jane Jackson, Robert M. Hardy, Jr., and Roland Herzel.

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Benefit Payments Procedure Manual
Ordinary Life Claims
Assistant Claims Analyst:
•	The Assistant Claims Analyst is responsible for:
•	Processing all non-contestable claims

▪	Inputting claim information onto the computer claims system

▪	Preparing the claim for payment
Processing a Claim:
•	As the claim folder is received from the Claims Clerical Assistant, review the claim to verify the receipt of information needed to process the claim; for example, beneficiary information, assignment information, and death benefit. Input the claim information on the claims computer system.

•	If other information is needed, this information will be requested from the Claims Clerical Assistant. Make a note on the claims cover sheet of the information needed and from whom the information should be requested, and return the claim file to the Claims Clerical Assistant.

•	Incomplete claims are logged in. A letter is generated requesting missing documents. A letter is generated from a programmed suspense list every 30 days until response.

•	Once all information is received and if the claim is ready for payment, forward the claim to the Senior Analyst for payment and the release of the benefit check.

•	If a claim is not approved the appropriate letter will be generated by the Assistant Claims Analyst and mailed.
The Assistant Claims Analyst prepares all claims for payment, then the Senior Claims Analyst approves and releases checks to the printer.

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Benefit Payments Procedure Manual
Ordinary Life Claims
Claims Clerical Assistant:
•	The Claims Clerical Assistant is responsible for:
o	Date stamping all envelopes

o	Date stamping all documents received

o	Verifying that the policy number on the claimant statement is the policy number of the Insured/Deceased by checking the OBAS screen against the claim

o	Preparing a file folder for each claim received

o	Distributing contestable and non-contestable claims, complete and incomplete, to the Analysts

o	Requesting additional claim information by telephone as instructed by the Analyst

o	Requesting information from microfilm/image as instructed by the Analyst or as needed

o	Imaging paid claim folders

o	Reviewing pending drawer for continuing delay notice mailings which come up on daily programmed suspense list
Processing a Claim:
•	As the unopened mail is received in the Benefit Payments Department, the Claims Clerical Assistant will date stamp the envelopes and each document in the envelope. This is done to verify when a given document was received in the department.

•	After a complete claim has been received and verified, meaning the policy number on the claim form is the policy number for the deceased, a claim folder will be made for each claim filed. Contestable claims and non-contestable claims will be put in their appropriate location for processing by the Analyst.

•	If an incomplete claim is received, the Claims Clerical Assistant will request the additional information as instructed by the Analysts. Additional information requests are made by using the “Your Claim Was Received Incomplete” form. After the additional information is requested, the incomplete claim will be filed in the pending claims drawer.

•	Upon receipt of the additional information requested, the claim file will be pulled from the claims pending drawer and put in the appropriate location for processing by the Senior Claims Analyst or the Assistant Claims Analyst.

•	Paid claims are placed daily in the paid claims basket to be imaged for permanent storage.

•	Paid claims are imaged daily. Medical or other confidential records are imaged in a separate channel accessible only to authorized persons.

•	Pending claims need to be reviewed weekly for follow up delay notice mailings.

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Benefit Payments Procedure Manual
Ordinary Life Claims
Non-contestable claims
•	The assistant claims analyst will review all non-contestable claims. If insured’s death occurred after the first two policy years, the policy is in force, and all necessary information has been received to pay the claim, input the correct claim information into the claim system. If all requested documents are not received with the initial notification of loss, but there is sufficient claim information to enter the claim into the computer, do so on BCMM and use the memo screen to indicate the reason for the delay in the processing of the claim.

•	Send notification to the Claimant regarding the incomplete claim. The incomplete claim will be filed in the central pending drawer alphabetically. Notification of the pending claim should be sent out every fifteen (15) days until the needed information is received. The claim system will generate the delay notices by a suspense list requiring action by the Analyst.

•	Upon receipt of documents needed to complete the non-contestable claim, pull the incomplete claim file from the pending drawer. Date stamp the documents upon receipt and forward the file to the Analyst. The Claims Analyst reviews the documents for accuracy and completeness and proceeds with processing the claim.

•	The claim folder is then forwarded to the Senior Claims Analyst for review and release of the benefit check. The claim folder will be returned to the Claim Clerical Assistant after payment to await imaging.

•	If a non-contestable claim is denied, a letter must be sent to the claimant explaining the reason(s) for the denial, the most common reason being that the policy lapsed prior to the insured’s death. A copy of the letter is placed in the file and then imaged.
Contestable claims
•	The Senior Claims Analyst will review all contestable claims. If the policy is in the contestable period, meaning that the death of the insured has occurred within the first two policy years, medical records must be requested from the doctors and/or hospitals listed on the claimant statement or from other sources. The Claims Analyst requests the medical records through Infolink Services of Kansas City.

•	If there is going to be a delay in processing the claim due to incomplete forms or the need to request medical records, delay notices must be sent to the claimant. Delayed or pending claims should be filed in the appropriate drawer. Claims pending due to medical records requests should be put in the medical records drawer and claims pending due to an incomplete claim will be put in a centralized pending drawer.

•	All delay notices are in a business-like format and are on the computer in Microsoft Word for easy access. Various letters can be used depending upon the claim situation. After the initial delay notice, future notices will be sent out every thirty (30) days until the information is received.

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Benefit Payments Procedure Manual
Ordinary Life Claims
•	Upon receipt of medical records requested for a contestable claim, the records will be date stamped by the Claims Clerical assistant and the claim pulled from the claim pending drawer. Medical records must then be reviewed by the Senior Claims Analyst for a decision to pay the claim or deny the claim and rescind the policy. If the Analyst has any questions concerning the medical background of the insured, the Company Medical Director can also review the medical records.

•	If a contestable claim is to be rescinded, a letter must be sent to the Claimant explaining the reason(s) for the rescission. A copy of the letter and enclosures is placed in the claim file.

•	After a claim is completed, the file will be imaged and destroyed.

•	A rescinded policy is subject to rebuttal and further review if requested by the claimant. The Senior Analyst will consult General Counsel in such cases, and a meeting of the full Claims Committee may also be called.

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Benefit Payments Procedure Manual
Ordinary Life Claims
Computer System Transactions
Information regarding the claim must be entered into the computer on the following screens:
OBAS – Policy Master – Information by Policy Number
a.	Screen should be printed and kept in claim file

b.	Contains policy information

c.	Identify insured and decedent by name and birthdate

d.	Use this screen for assignment and/or beneficiary information
BCMM – Claim Master Maintenance
a.	Requires policy number, Social Security number, and claim code
i.	P = primary insured

ii.	S = secondary/joint

iii.	R = rider
b.	Zip code and birth date are then cross-checked with policy master

c.	Incurred date, death code, and occupation code must then be entered
BCIM – Claim Information Maintenance
a.	Accessed by using ‘F9’ from BCMM

b.	Used to indicate if a certain document has been received or the need for this document waived

c.	After entering the required information, ‘F2’ will return you to BCMM
BCPM – Benefit Claims Payee Maintenance
a.	Accessed by using ‘F10’ from BCMM

b.	Used to show to whom the policy proceeds will be paid.
i.	Payee type (1) – Used for any portion of the proceeds payable to an assignee OAGM can be used to complete this screen if the assignee is an agent of IHLICIf tax ID number on claim form is different from one on OAGM contact Credit Life Accounting for verification

ii.	Payee type (2) – Used only for premium refund and is always paid to the owner or the Estate of the Insured.

iii.	Payee type (3) – Used when proceeds are payable to the beneficiary. An ‘X’ will appear under ‘BNF’ on the OBAS if beneficiary information is available via the computer system (PF23).
c.	Fields to be completed on BCPM are payee type, SSN code, attorney, relationship, and % of proceeds going to the claimant. Typically a dollar amount is used to pay the assignee and 100% is entered for the beneficiary.

d.	It is possible to use any or all of the payee types on one claim.

e.	‘F2’ will return you to BCMM

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Benefit Payments Procedure Manual
Ordinary Life Claims
BCPB – Payee Benefit Calculation
a.	Accessed by using ‘PF14’ from BCMM

b.	Screen is already completed

c.	Just an informational screen, it describes the amount of proceeds to be paid

d.	Check to see that the amounts appear to be correct

e.	F11 will indicate that the claim has been validated for release
Checklist for Claims
1.	Make sure date of birth, name, and Social Security number agree on the following documents:
a.	Death certificate

b.	Claimant Statement

c.	OBAS screen
2.	Check for reasonableness of claim amount

3.	Check beneficiary. If no policy or beneficiary change is included in the file or showing on OBAS, the application or endorsement should be copied from microfiche and placed in the file.

4.	Check for assignment.

5.	Verify payee addresses.

6.	Return of premium should first go to the owner of the policy, then to the beneficiary or assignee, in that order.

7.	Check for policy loans.

8.	Check to see that the agent number or assignment number was used on the payee type 1 screen on BCMM if applicable.
Make sure all FEINs and SSNs are input on the payee screens on BCMM. If TIN/EIN/SSN cannot be obtained, the default entry is zeroes, and federal tax is withheld and a 1099 issued at year end.

10

Benefit Payments Procedure Manual
Ordinary Life Claims
Claim Documentation Requirements
Exclusive Claim Fax Number: (502) 223-6575
Contestable Policies
(Documents accepted by mail only for accidental death in first two policy years)
•	Claimant Statement (TLIC 46C Revised 5/2007)

•	Certified death certificate

•	Policy or lost policy affidavit required for claims greater than $25,000
Memos (OMEM)
•	All memos to the file must be entered and maintained on the system. It is imperative that the memo is recorded as the transaction occurs. It is also important to only enter relevant information – do not editorialize
•	The shift-F3 key from OBAS is used for any memos concerning policy information up to and including reporting the death of the insured. Any memos after the death claim should be put on the BCMM memo screen (F11).
•	Memos should contain enough information so that anyone reviewing the screen will understand circumstances concerning the claim without having the file in front of them.
Beneficiaries under the Age of 18:
•	When paying any beneficiary under the age of 18, proceeds must be paid to the guardian of the beneficiary, with proof of appointment. For example: John Doe, Guardian for Jimmy Doe.

11

Benefit Payments Procedure Manual
Ordinary Life Claims

Claimant's Statement

Trinity Life Insurance Company

Administrative Office:
PO Box 5205 * Frankfort, Kentucky 40602-5205
Toll Free: (866) 440-1357
Fax for Claims Only: (502) 223-6575

CLAIMANT'S STATEMENT

SECTION A - COMPLETE FOR ALL CLAIMS

1. Deceased's Last Name First Name Middle Name		7a. Policy(ies) with this Company under which you claim an interest				
		Policy Number	Amount	Policy Number	Amount	
2. Date of Birth	3. Source from which date of birth obtained (*Example:* Birth Certificate, Drivers License or Family Bible)					
4. Date of Death	5. Cause of Death					
	6. Social Security No:	7b. Policy Proceeds assigned to:				

8a. Claimant's Name	8b. Claimant's Name
Date of Birth Age Relationship to Deceased	Date of Birth Age Relationship to Deceased
1st Claimant's Address	2nd Claimant's Address
Claimant's Phone:	Claimant's Phone:

SECTION B
COMPLETE FOR ALL CLAIMS WHEN DATE OF DEATH OCCURS WITHIN FIRST 2 YEARS OF POLICY

1. Date deceased's health was first affected by last illness	2. Date deceased first consulted a physician for last illness	3. Date deceased last attended usual work
4. Occupation at Death	5. Name of last employer	

6. List physicians/hospitals where treated last 5 years. (Please Use A Sparate Sheet Of Paper If Additional Space Required.)

Name	Address	Date	Disease or Condition

7. If death was violent or accidental, use separate sheet of paper to describe circumstances. Attach newspaper account if Available.

8. In what other companies was the deceased insured for life insurance?

Name of Company	Date of Issue	Amount	Name of Company	Date of Issue	Amount

SECTION C — CERTIFICATION OF CLAIMANT

I/we hereby make claim to said insurance, declare that all answers as above recorded are complete and true, and agree that the furnishing of this and any supplemental forms by the Company, shall not constitute an admission by it that there was any insurance in force on the life in question, nor a waiver of any of its rights or defenses. **Any person who, with intent to defraud or knowing that he is facilitating a fraud against an Insurer, submits an application or files a claim containing a false or deceptive statement is guilty of Insurance fraud.**

Claimant's Signature Social Security # Date Witness

Claimant's Signature Social Security # Date Witness

If you do not provide your social security number, we are required to withhold 28% of the taxable proceeds on all Life Insurance Products and 10% of the proceeds on all Annuities.

TLIC 46C 5-2007

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Benefit Payments Procedure Manual
Ordinary Life Claims

HIPAA COMPLIANT AUTHORIZATION FOR RELEASE OF MEDICAL INFORMATION
I authorize any health plan, physician, health care professional, hospital, Veterans Administration, clinic, laboratory, pharmacy or pharmacy benefit manager, medical facility, insurance company, insurance support organization such as MIB), or other health care provider that has provided payment, treatment or services to me or on my behalf within the past 10 years (collectively, “My Providers”) to disclose my entire medical record, medication history, and any other protected health information concerning me to Trinity Life Insurance Company, or its designee,

This includes information on the diagnosis or treatment of Human Immunodeficiency Virus (HIV), Acquired Immune Deficiency Syndrome (AIDS) and Sexually Transmitted Diseases (STDs.) This also includes information on the diagnosis and treatment of mental illness and the use of alcohol, drugs, and tobacco, but excludes psychotherapy notes.
By my signature below, I acknowledge that any agreements I have made to restrict my protected health information do not apply to this authorization and I instruct My Providers to release and disclose my entire medical record without restriction.
This protected health information is to be disclosed under this Authorization so that Trinity Life Insurance Company may; (1) underwrite my application for coverage, make eligibility, risk rating, policy issuance and enrollment determinations; (2) obtain reinsurance; (3) administer claims and determine or fulfill responsibility for coverage and provision of benefits; (4) administer coverage; and (5) conduct other legally permissible activities that relate to any coverage I have or have applied for with Trinity Life Insurance Company.
This authorization shall remain in force for 24 months following the date of my signature below, and a copy of this authorization is as valid as the original. I understand that I have the right to revoke this authorization in writing, at any time, by sending a written request for revocation to Investors Heritage Life Insurance Company, P.O. Box 717, Frankfort, KY 40602, Attn: General Counsel. I understand that a revocation is not effective to the extent that any of My Providers has already relied on this Authorization or to the extent that Trinity Life Insurance Company has a legal right to contest a claim under an insurance policy or to contest the policy itself. I understand that any information disclosed pursuant to this authorization may be subject to redisclosure by the recipient and may no longer be protected by federal rules governing privacy and confidentiality of health information. However, Trinity Life Insurance Company will protect the privacy of health information in accordance with other applicable state and federal privacy laws and their own privacy policies.
I understand that My Providers may not refuse to provide treatment or payment for health care services because I refuse to sign this authorization. I further understand that if I refuse to sign this authorization to release my complete medical record. Trinity Life Insurance Company may not be able to process my application, or if coverage has been issued, may not be able to make any benefit payments. I understand that I am entitled to a copy of this signed authorization.

Signature of Personal Representative	Date

Description of Personal Representative’s Authority or Relationship to Patient
(For death claims, please attach copy of appointment of executor of estate.)

INSTRUCTIONS FOR COMPLETING PROOFS OF DEATH
It is not necessary to employ any person, firm or corporation for collection of any claim under this policy. In addition to completing the CLAIMANT’S STATEMENT on the front of this form, please furnish:
•	Official Death Certificate, certificate with raised seal.
•	The Policy. If the policy(ies) is (are) last or destroyed, you must so certify on a separate sheet of paper.
•	Evidence of change of name of insured or beneficiary (if applicable).
If death was violent or accidental, consideration of such claim can be facilitated by furnishing a police report, newspaper account, autopsy report and coroner’s verdict, in addition to the foregoing.
TLIC 46C 05-2007

Benefit Payments Procedure Manual
Ordinary Life Claims
INSTRUCTIONS FOR COMPLETING CLAIMANT’S STATEMENT
Every question must be distinctly and fully answered.
1. Complete Section A and C for all death claims. Complete Section B only if (1) any policy was issued within two years of the date of death or (2) any policy contains an Accidental Death Provision and there is a possibility that death was caused by accidental bodily injury. If Section B is completed, the AUTHORIZATION for release of medical and employment information must also be completed. The Company reserves the right to obtain further information should it be deemed necessary
2. The form must be completed by the persons to whom the insurance is payable. If the amount payable is to be divided among several beneficiaries, a separate form for each will be furnished, or if desired, two beneficiaries may sign one statement. When two beneficiaries join in one statement, question 8a of Section A pertains to one of them and question 8b applies to the other. Both must sign the form.
3. If a claimant is a minor, the Claimant’s Statement Is to be completed by the minor’s legally appointed guardian, a certificate of whose appointment and authority must be furnished. In such case, question 8a should show the minor’s information, and question 8b should show the legal guardians’ information. Both must sign the form, if possible.
4. When policy proceeds are payable to “children” or others of a class, no names being specified, a sworn statement must be furnished, giving names and dates of birth of each; and if any died, the sworn statement must give the date and place of death and must state whether they died without a will, unmarried and without children.
5. When policy proceeds are payable to the estate of the insured, this statement must be made by an executor or administrator, a certificate of whose appointment and authority must be furnished.
6. When a policy has been assigned, this statement must be made by the assignee who must submit the original assignment. If the assignment of the policy is collateral in intent, regardless of whether absolute in form, the statement must be completed jointly by the Beneficiary showing information in question 8a and assignee information in question 8b, A statement of the amount claimed by the assignee, assented to by the beneficiary, must be furnished if separate checks are desired.
7. When policy proceeds are payable to someone who dies before the insured, a certified death certificate issued by the State Bureau of Vital Statistics must be furnished, giving the place and date of death of the deceased person. This requirement may be disregarded when the Company has received a prior claim on such person.
8. When policy proceeds are payable to a corporation or firm, this statement must be made by a duly qualified officer who has the power and right to make such claim in the name of the corporation or firm.
TLIC 46C Instructions (5-07)

Benefit Payments Procedure Manual
Ordinary Life Claims
Who signs a claimant statement?
•	The primary beneficiary (or contingent beneficiary/estate administrator if primary is deceased) must sign the claimant statement.
•	If the designated beneficiary is deceased, request a copy of the beneficiary’s death certificate.
•	If a contingent beneficiary has been named, and is also deceased, request the death certificate of the contingent and pay the proceeds to the estate or assignee.
•	Request executor or administration papers if paying an estate or if someone designated as the administrator is assigning the proceeds to a funeral home.

Benefit Payments Procedure Manual
Ordinary Life Claims
Diagnostic Codes

40	AAV	AIDS
61	Abcess of lung	Emphysema
61	Abcess of mediastinum	Emphysema
72	Abcess of pancreas	Other Digestive Diseases
54	Abdominal aneurysm	Arteries, Arterioles, Capillaries
69	Abdominal angina	Gastgro-enteritis, Colitis
54	Abdominal Aortic Aneurysm	Arteries, Arterioles, Capillaries
69	Abdominal Fistulas	Gastgro-enteritis, Colitis
7	Abdominal Infection	Septicemia
38	Abetalipoproteinemia	Nutritional, Metabolic & Immunity Disorders
72	Abscess of liver	Other Digestive Diseases
89	Accident — Aircraft	Aircraft Accidents
96	Accident — Animal being ridden	Accident — Other
96	Accident — Animal bite	Accident — Other
96	Accident — Animal Drawn Vehicle	Accident — Other
96	Accident — Bicycle	Accident — Other
96	Accident — Boating	Accident — Other
93	Accident — Burns	Accidental Fires
88	Accident — Car vs. Pedestrian	Motor Vehicle Accidents
88	Accident — Car vs. Train	Motor Vehicle Accidents
96	Accident — Choking	Accident — Other
93	Accident — Combustible Material	Accidental Fires
93	Accident — Corrosive Liquid	Accidental Fires
95	Accident — Drowning	Accidental Drowning
90	Accident — Drug Poisoning	Accidental Poisoning
91	Accident — Fall	Accidental Falls
93	Accident — Fire	Accidental Fires
94	Accident — Firearms	Accident — Firearms
96	Accident — Freezing	Accident — Other
94	Accident — Guns	Accident — Firearms
93	Accident — Hot Liquid	Accidental Fires
93	Accident — House Fire	Accidental Fires
96	Accident — Involving machinery	Accident — Other
88	Accident — Motor Vehicle	Motor Vehicle Accidents
88	Accident — Motor Vehicle Collision	Motor Vehicle Accidents
88	Accident — Motorcycle	Motor Vehicle Accidents
96	Accident — Other	Accident — Other
90	Accident — Poisoning	Accidental Poisoning
93	Accident — Radiation	Accidental Fires
96	Accident — Railway	Accident — Other
96	Accident — Self-inflicted not intentional	Accident — Other
93	Accident — Steam	Accidental Fires
95	Accident — Submersion	Accidental Drowning
96	Accident — Sunstroke	Accident — Other
96	Accident — Surgical & Medical Procedure	Accident — Other
96	Accident — Therapeutic misadventure	Accident — Other
96	Accident — Tree-cutting	Accident — Other
96	Accident — Venomous bite	Accident — Other
95	Accidental Drowning	Accidental Drowning
90	Accidental Poisoning	Accidental Poisoning
37	Achard-Thiers syndrome	Diabetes Mellitus — Endocrine Disorders
72	Achlorhydria	Other Digestive Diseases
38	Acidosis	Nutritional, Metabolic & Immunity Disorders
40	Acquired Immune Deficiency Syndrome	AIDS
81	Acrosclerosis	Other Skin & Musculoskeletal Diseases

Benefit Payments Procedure Manual
Ordinary Life Claims

17	Actimonycotic infection	Other Infective or Parasitic Diseases
3	Adbominal Aortic Aneurysm due to Syphilis	Syphilis
76	Adenofibromatous hypertrophy of prostate	Hyperplasia of Prostate
76	Adenoma of prostate (benign)	Hyperplasia of Prostate
35	Adenomatous goiter	Goiter
52	Adherent pericardium	Other Heart Disease
52	Adhesive pericarditis	Other Heart Disease
31	Adrenal Gland Cancer	Cancer — Other
37	Adrenal gland disorders	Diabetes Mellitus — Endocrine Disorders
37	Adrenal Infarction	Diabetes Mellitus — Endocrine Disorders
37	Adrenogenital disorders	Diabetes Mellitus — Endocrine Disorders
63	Adult respiratory distress syndrome	Other Respiratory
67	Adynamic ileus	Intestinal Obstruction, Hernia
41	Affective Disorders	Mental, Drugs, Alcohol
38	Agammaglobulinemia	Nutritional, Metabolic & Immunity Disorders
40	AIDS	AIDS
40	AIDS-related complex	AIDS
89	Aircraft Accidents	Aircraft Accidents
38	Alaninemia	Nutritional, Metabolic & Immunity Disorders
38	Albinism	Nutritional, Metabolic & Immunity Disorders
52	Alcoholic cardiomyopathy	Other Heart Disease
70	Alcoholic Cirrhosis of Liver	Cirrhosis of Liver
41	Alcoholic dementia	Mental, Drugs, Alcohol
70	Alcoholic Fatty Liver	Cirrhosis of Liver
68	Alcoholic gastritis	Gastritis, Duodenitis
70	Alcoholic Hepatitis of Liver	Cirrhosis of Liver
70	Alcoholic Liver Damage	Cirrhosis of Liver
41	Alcoholic psychoses	Mental, Drugs, Alcohol
41	Alcoholic Withdrawal	Mental, Drugs, Alcohol
41	Alcoholism	Mental, Drugs, Alcohol
37	Aldosteronism	Diabetes Mellitus — Endocrine Disorders
32	Aleukemic Leukemia	Leukemia
32	Aleukemic myelosis	Leukemia
81	Algoneurodystrophy	Other Skin & Musculoskeletal Diseases
38	Alkalosis	Nutritional, Metabolic & Immunity Disorders
38	Alkaptonuria	Nutritional, Metabolic & Immunity Disorders
38	Alkaptonuric ochronosis	Nutritional, Metabolic & Immunity Disorders
63	Allergic alveolitis	Other Respiratory
63	Allergic rhinitis	Other Respiratory
47	Alper’s disease	Other Nervous System
38	Alpha 1-antitrypsin deficiency	Nutritional, Metabolic & Immunity Disorders
38	Alpha-lipoproteinemia	Nutritional, Metabolic & Immunity Disorders
63	Alveolar capillary block	Other Respiratory
86	Alzheimer’s Disease	Alzheimer’s Disease
86	Alzheimer’s Type Dementia	Alzheimer’s Disease
5	Amebiasis	Intestinal Infections — Other
5	Amebic dysentery	Intestinal Infections — Other
5	Amebic nondysenteric colitis	Intestinal Infections — Other
78	Amnion Infarction	Complications of Pregnancy
82	Amyelencephalus	Congenital Anomalies
38	Amyloidosis	Nutritional, Metabolic & Immunity Disorders
38	Amylopectinosis	Nutritional, Metabolic & Immunity Disorders
47	Amyotrophic lateral sclerosis	Other Nervous System
72	Anal abscess	Other Digestive Diseases
72	Anal fissure	Other Digestive Diseases
72	Anal fistula	Other Digestive Diseases
38	Anderson’s lipidoses	Nutritional, Metabolic & Immunity Disorders

Benefit Payments Procedure Manual
Ordinary Life Claims

39	Anemia	Anemia, Thalassemia
82	Anencephalus	Congenital Anomalies
3	Aneurysm of Abdominal Aorta due to Syphilis	Syphilis
54	Aneurysm of aorta	Arteries, Arterioles, Capillaries
50	Aneurysm of coronary vessels	Ischemic & Coronary Heart Disease
50	Aneurysm of heart	Ischemic & Coronary Heart Disease
54	Aneurysm of iliac artery	Arteries, Arterioles, Capillaries
54	Aneurysm of other artery	Arteries, Arterioles, Capillaries
52	Aneurysm of pulmonary artery	Other Heart Disease
54	Aneurysm of renal artery	Arteries, Arterioles, Capillaries
54	Aneurysmal varix	Arteries, Arterioles, Capillaries
50	Angina	Ischemic & Coronary Heart Disease
50	Angina decubitus	Ischemic & Coronary Heart Disease
50	Angina pectoris	Ischemic & Coronary Heart Disease
71	Angiocholecystitis	Cholelithiasis, Cholecystitis
38	Angioedema — hereditary	Nutritional, Metabolic & Immunity Disorders
41	Anorexia	Mental, Drugs, Alcohol
47	Anoxic Brain Damage	Other Nervous System
47	Anoxic Brain Injury	Other Nervous System
47	Anterior horn cell disease	Other Nervous System
17	Anthrax	Other Infective or Parasitic Diseases
22	Anus Cancer	Cancer — Rectum, Recto Sigmoid
54	Aorta-Saddle Embolus	Arteries, Arterioles, Capillaries
54	Aortic aneurysm	Arteries, Arterioles, Capillaries
54	Aortic arch arteritis	Arteries, Arterioles, Capillaries
54	Aortic atherosclerosis	Arteries, Arterioles, Capillaries
54	Aortic bifurcation syndrome	Arteries, Arterioles, Capillaries
54	Aortic dissection	Arteries, Arterioles, Capillaries
50	Aortic insufficiency	Ischemic & Coronary Heart Disease
50	Aortic stenosis	Ischemic & Coronary Heart Disease
50	Aortic valve disease	Ischemic & Coronary Heart Disease
50	Aortic valve insufficiency	Ischemic & Coronary Heart Disease
50	Aortic valve regurgitation	Ischemic & Coronary Heart Disease
50	Aortic valve stenosis	Ischemic & Coronary Heart Disease
54	Aortitis	Arteries, Arterioles, Capillaries
54	Aortoiliac obstruction	Arteries, Arterioles, Capillaries
39	Aplastic anemia	Anemia, Thalassemia
53	Apoplectic attack	Cerebrovascular Diseases
53	Apoplectic seizure	Cerebrovascular Diseases
53	Apoplexy	Cerebrovascular Diseases
66	Appendicitis	Appendicitis
66	Appendix — other diseases	Appendicitis
21	Appendix Cancer	Cancer — Colon, Cecum, Sigmoid
40	ARC	AIDS
40	ARDs	AIDS
38	Argininosuccinic aciduria	Nutritional, Metabolic & Immunity Disorders
38	Ariboflavinosis	Nutritional, Metabolic & Immunity Disorders
82	Arnold-chiari syndrome w hydrocephalus	Congenital Anomalies
52	Arrhythmia	Other Heart Disease
54	Arterial degeneration	Arteries, Arterioles, Capillaries
54	Arterial embolism	Arteries, Arterioles, Capillaries
54	Arterial embolism	Arteries, Arterioles, Capillaries
54	Arterial infarction	Arteries, Arterioles, Capillaries
54	Arterial occlusive disease	Arteries, Arterioles, Capillaries
54	Arterial thrombosis	Arteries, Arterioles, Capillaries
54	Arterial thrombosis	Arteries, Arterioles, Capillaries
51	Arteriolar nephritis	Hypertensive Disease

Benefit Payments Procedure Manual
Ordinary Life Claims

52	Arteriorsclerotic cardiovascular disease	Arteries, Arterioles, Capillaries
51	Arteriosclerosis	Hypertensive Disease
51	Arteriosclerosis of kidney	Hypertensive Disease
51	Arteriosclerosis of renal arterioles	Hypertensive Disease
50	Arteriosclerotic Cardiovascular Disease	Ischemic & Coronary Heart Disease
50	Arteriosclerotic heart disease	Ischemic & Coronary Heart Disease
51	Arteriosclerotic nephritis	Hypertensive Disease
54	Arteriosclerotic vascular disease	Arteries, Arterioles, Capillaries
54	Arteriosclerotic vascular disease	Arteries, Arterioles, Capillaries
54	Arteriovascular degeneration	Arteries, Arterioles, Capillaries
54	Arteriovenous aneurysm	Arteries, Arterioles, Capillaries
54	Arteriovenous fistula	Arteries, Arterioles, Capillaries
54	Arteritis	Arteries, Arterioles, Capillaries
52	Arterosclerotic cardiovascular disease	Other Heart Disease
52	Arterovenous fistula of pulmonary vessels	Other Heart Disease
17	Arthropod-borne hemorrhagic fever	Other Infective or Parasitic Diseases
40	ARV	AIDS
63	Asbestosis	Other Respiratory
38	Ascorbic aciden deficiency	Nutritional, Metabolic & Immunity Disorders
52	ASCVD	Other Heart Disease
50	ASHD	Ischemic & Coronary Heart Disease
57	Aspiration Bronchopneumonia	Pneumonia
57	Aspriation Pneumonia	Pneumonia
98	Assault	Homicide
63	Asthma	Other Respiratory
63	Asthmatic bronchitis	Other Respiratory
63	Atelectasis	Other Respiratory
54	Atheroma	Arteries, Arterioles, Capillaries
50	Atherosclerosis	Ischemic & Coronary Heart Disease
50	Atherosclerotic Cardiovascular Disease	Ischemic & Coronary Heart Disease
50	Atherosclerotic Heart Disease	Ischemic & Coronary Heart Disease
50	Atherosclerotic Vascular Disease	Ischemic & Coronary Heart Disease
47	Athetoid cerebral palsy	Other Nervous System
77	Atony of bladder	Other Genito-Urinary
72	Atony of colon	Other Digestive Diseases
52	Atrial fibrillation	Other Heart Disease
52	Atrial flutter	Other Heart Disease
52	Atrioventricular block	Other Heart Disease
52	Atrioventricular dissociation	Other Heart Disease
52	Atrioventricular excitation	Other Heart Disease
82	Atrioventricular malformation	Congenital Anomalies
50	Atrium infarction	Ischemic & Coronary Heart Disease
68	Atrophic gastritis	Gastritis, Duodenitis
77	Atrophy of Prostate	Other Genito-Urinary
31	Auditory Tube Cancer	Cancer — Other
41	Autism	Mental, Drugs, Alcohol
38	Autoimmune disease	Nutritional, Metabolic & Immunity Disorders
88	Automobile Accident	Motor Vehicle Accidents
102	Autopsy Pending	Autopsy Pending
82	Autosomal deleterion syndromes	Congenital Anomalies
82	AV Malformation	Congenital Anomalies
38	Avitaminosis	Nutritional, Metabolic & Immunity Disorders
73	Azotemia	Nephritis, Renal Scleroris
73	Azotemic osteodystrophy	Nephritis, Renal Scleroris
5	Bacillary dysentery	Intestinal Infections — Other
52	Bacterial endocarditis	Other Heart Disease
5	Bacterial enteritis	Intestinal Infections — Other

Benefit Payments Procedure Manual
Ordinary Life Claims

5	Bacterial Food Poisoning	Intestinal Infections — Other
43	Bacterial meningitis	Meningitis
57	Bacterial pneumonia	Pneumonia
77	Bacterimia	Other Genito-Urinary
77	Bacteriuria	Other Genito-Urinary
63	Bagassosis	Other Respiratory
77	Balanitis	Other Genito-Urinary
77	Balanoposthitis	Other Genito-Urinary
5	Balantidiasis	Intestinal Infections — Other
47	Balo’s concentric sclerosis	Other Nervous System
81	Bamberger-Marie disease	Other Skin & Musculoskeletal Diseases
38	Barraquer-Simons disease	Nutritional, Metabolic & Immunity Disorders
37	Bartter’s syndrome	Diabetes Mellitus — Endocrine Disorders
53	Basal Ganglia Stroke	Cerebrovascular Diseases
36	Basedow’s disease	Thyrotoxicosis
53	Basilar artery hemorrhage	Cerebrovascular Diseases
55	Basilar Artery Ischemia	Veins, Other Circulatory
53	Basilar artery syndrome	Cerebrovascular Diseases
38	Bassen-Kornzweign syndrome	Nutritional, Metabolic & Immunity Disorders
47	Batten Disease	Other Nervous System
17	Battey Disease	Other Infective or Parasitic Diseases
2	Bazin’s Disease	Tuberculosis — Nonrespiratory
51	Benign hypertension	Hypertensive Disease
47	Benign intracranial hypertension	Other Nervous System
34	Benign Neoplasms	Benign Neoplasms
38	Benign paroxysmal peritonitis	Nutritional, Metabolic & Immunity Disorders
38	Beriberi	Nutritional, Metabolic & Immunity Disorders
62	Bilateral pleural effusion	Pleurisy
57	Bilateral Pneumonia	Pneumonia
31	Bile Duct Cancer	Cancer — Other
71	Bile Duct Obstruction	Cholelithiasis, Cholecystitis
70	Biliary cirrhosis	Cirrhosis of Liver
71	Biliary dyskinesia	Cholelithiasis, Cholecystitis
83	Birth Injuries	Birth Injuries
38	Bisalbuminemia	Nutritional, Metabolic & Immunity Disorders
63	Black lung disease	Other Respiratory
16	Blackwater Fever	Malaria
31	Bladder Cancer	Cancer — Other
77	Bladder fistula	Other Genito-Urinary
77	Bladder hemorrhage	Other Genito-Urinary
77	Bladder obstruction	Other Genito-Urinary
32	Blast Cell Leukemia	Leukemia
17	Blastomycotic infection	Other Infective or Parasitic Diseases
72	Blind loop syndrome	Other Digestive Diseases
30	Bone Cancer	Cancer — Bone, Cartilage
80	Bone infections	Osteomyelitis, periostitis
81	Bone Ischemia	Other Skin & Musculoskeletal Diseases
9	Bordetella pertussis	Whooping Cough
5	Botulism	Intestinal Infections — Other
82	Bourneville’s disease	Congenital Anomalies
69	Bowel Infarction	Gastgro-enteritis, Colitis
69	Bowel Ischemia	Gastgro-enteritis, Colitis
52	Brady Tachy Syndrome	Other Heart Disease
52	Bradycardia-tachycardia syndrome	Other Heart Disease
31	Brain Cancer	Cancer — Other
53	Brain Embolism	Cerebrovascular Diseases
53	Brain Ischemia	Cerebrovascular Diseases

Benefit Payments Procedure Manual
Ordinary Life Claims

31	Brain Tumor	Cancer — Other
53	Brainstem Infarction	Cerebrovascular Diseases
25	Breast Cancer	Cancer — Breast
77	Breast Infarction	Other Genito-Urinary
77	Brewer’s Infarction	Other Genito-Urinary
15	Brill’s disease	Typhus and Ricketsiosis
33	Brill-Symmers disease	Lymphosarcoma, Etc
15	Brill-Zinsser disease	Typhus and Ricketsiosis
80	Brodie’s abscess	Osteomyelitis, periostitis
81	Broken bone	Other Skin & Musculoskeletal Diseases
1	Bronchial Tuberculosis	Tuberculosis — Respiratory System
63	Bronchiectasis	Other Respiratory
60	Bronchiolitis	Bronchitis
60	Bronchitis	Bronchitis
61	Bronchocutaneous fistula	Emphysema
63	Broncholithiasis	Other Respiratory
61	Bronchopleural fistula	Emphysema
57	Bronchopneumonia	Pneumonia
38	Bronzed diabetes	Nutritional, Metabolic & Immunity Disorders
17	Brucellosis	Other Infective or Parasitic Diseases
38	Bruton’s type agammaglobulinemia	Nutritional, Metabolic & Immunity Disorders
17	Bubonic Plague	Other Infective or Parasitic Diseases
55	Budd-Chiari syndrome	Veins, Other Circulatory
54	Buerger’s disease	Arteries, Arterioles, Capillaries
81	Bullous dermatoses	Other Skin & Musculoskeletal Diseases
38	Burger-Grutz syndrome	Nutritional, Metabolic & Immunity Disorders
33	Burkitt’s tumor	Lymphosarcoma, Etc
17	Buruli ulcer	Other Infective or Parasitic Diseases
39	Cachexia	Anemia, Thalassemia
50	CAD	Ischemic & Coronary Heart Disease
63	Calcification of Lung	Other Respiratory
52	Calcification of pericardium	Other Heart Disease
62	Calcification of pleura	Pleurisy
38	Calcinosis	Nutritional, Metabolic & Immunity Disorders
38	Calcium deficiency	Nutritional, Metabolic & Immunity Disorders
75	Calculous pyelonephritis	Urinary System Infections
75	Calculus in diverticulum of bladder	Urinary System Infections
75	Calculus in urethra	Urinary System Infections
75	Calculus of kidney	Urinary System Infections
75	Calculus of ureter	Urinary System Infections
38	Calorie deficiency	Nutritional, Metabolic & Immunity Disorders
31	Cancer — Adrenal Gland	Cancer — Other
22	Cancer — Anus	Cancer — Rectum, Recto Sigmoid
21	Cancer — Appendix	Cancer — Colon, Cecum, Sigmoid
31	Cancer — Auditory Tube	Cancer — Other
31	Cancer — Bile Duct	Cancer — Other
31	Cancer — Bladder	Cancer — Other
30	Cancer — bone	Cancer — Bone, Cartilage
31	Cancer — Brain	Cancer — Other
25	Cancer — Breast	Cancer — Breast
31	Cancer — Carotid Body	Cancer — Other
21	Cancer — Cecum	Cancer — Colon, Cecum, Sigmoid
26	Cancer — Cervix	Cancer — Cervix Uteri
26	Cancer — Cervix uteri	Cancer — Cervix Uteri
21	Cancer — Colon	Cancer — Colon, Cecum, Sigmoid
21	Cancer — Colorectal	Cancer — Colon, Cecum, Sigmoid
31	Cancer — Corneal	Cancer — Other

Benefit Payments Procedure Manual
Ordinary Life Claims

21	Cancer — Duodenum	Cancer — Colon, Cecum, Sigmoid
26	Cancer — Endocervix	Cancer — Cervix Uteri
27	Cancer — endometrium	Cancer — Other Uterine
18	Cancer — Epiglottis	Cancer — Mouth, Throat, Pharynx
19	Cancer — Esophagus	Cancer — Esophagus
26	Cancer — Exocervix	Cancer — Cervix Uteri
31	Cancer — Eye	Cancer — Other
31	Cancer — Fallopian Tube	Cancer — Other
31	Cancer — Gallbladder	Cancer — Other
20	Cancer — Gastric	Cancer — Stomach
23	Cancer — Glottix	Cancer — Larynx
18	Cancer — Gums	Cancer — Mouth, Throat, Pharynx
24	Cancer — Heart	Cancer — Lung, Trachea
18	Cancer — Hypopharynx	Cancer — Mouth, Throat, Pharynx
31	Cancer — Intestinal Tract	Cancer — Other
31	Cancer — Kidney	Cancer — Other
23	Cancer — Larynx	Cancer — Larynx
18	Cancer — Lips	Cancer — Mouth, Throat, Pharynx
31	Cancer — Liver	Cancer — Other
24	Cancer — Lung	Cancer — Lung, Trachea
30	Cancer — Mandible	Cancer — Bone, Cartilage
18	Cancer — Mouth	Cancer — Mouth, Throat, Pharynx
31	Cancer — Nasal Cavity	Cancer — Other
18	Cancer — Nasopharynx	Cancer — Mouth, Throat, Pharynx
18	Cancer — oropharynx	Cancer — Mouth, Throat, Pharynx
31	Cancer — Ovary	Cancer — Other
31	Cancer — Pancreas	Cancer — Other
31	Cancer — Parametrium	Cancer — Other
31	Cancer — parathyroid	Cancer — Other
31	Cancer — Peritoneum	Cancer — Other
18	Cancer — Pharynx	Cancer — Mouth, Throat, Pharynx
31	Cancer — Pineal Gland	Cancer — Other
27	Cancer — Placenta	Cancer — Other Uterine
24	Cancer — Pleura	Cancer — Lung, Trachea
28	Cancer — Prostate	Cancer — Prostate
20	Cancer — Pylorus	Cancer — Stomach
22	Cancer — Recto sigmoid	Cancer — Rectum, Recto Sigmoid
22	Cancer — Rectum	Cancer — Rectum, Recto Sigmoid
31	Cancer — Renal Cell	Cancer — Other
31	Cancer — Retroperitoneum	Cancer — Other
18	Cancer — Salivary Gland	Cancer — Mouth, Throat, Pharynx
29	Cancer — Skin	Cancer — Skin, Melanoma
21	Cancer — Small Intestine	Cancer — Colon, Cecum, Sigmoid
31	Cancer — Spleen	Cancer — Other
20	Cancer — Stomach	Cancer — Stomach
23	Cancer — Subglottis	Cancer — Larynx
23	Cancer — Supraglottis	Cancer — Larynx
31	Cancer — Testicular	Cancer — Other
31	Cancer — Testis	Cancer — Other
24	Cancer — Thymus	Cancer — Lung, Trachea
18	Cancer — Tongue	Cancer — Mouth, Throat, Pharynx
18	Cancer — Tongue	Cancer — Mouth, Throat, Pharynx
18	Cancer — Tonsil	Cancer — Mouth, Throat, Pharynx
24	Cancer — Trachea	Cancer — Lung, Trachea
31	Cancer — Unknown Origin	Cancer — Other
24	Cancer — Upper Respiratory	Cancer — Lung, Trachea
31	Cancer — Ureter	Cancer — Other

Benefit Payments Procedure Manual
Ordinary Life Claims

31	Cancer — Urethra	Cancer — Other
27	Cancer — Uterine	Cancer — Other Uterine
31	Cancer — Vaginal	Cancer — Other
30	Cancer — Vertebral	Cancer — Bone, Cartilage
31	Cancer — Vocal Cords	Cancer — Other
31	Cancer — Vulva	Cancer — Other
31	Cancer of unknown origin	Cancer — Other
17	Candidiasis	Other Infective or Parasitic Diseases
54	Capillary disease	Arteries, Arterioles, Capillaries
54	Capillary Embolism	Arteries, Arterioles, Capillaries
54	Capillary hemorrhage	Arteries, Arterioles, Capillaries
54	Capillary hyperpermeability	Arteries, Arterioles, Capillaries
60	Capillary pneumonia	Bronchitis
54	Capillary thrombosis	Arteries, Arterioles, Capillaries
81	Caplan’s syndrome	Other Skin & Musculoskeletal Diseases
31	Carcinomatosis	Cancer — Other
38	Cardiac amyloidosis — Hereditary	Nutritional, Metabolic & Immunity Disorders
52	Cardiac arrest	Other Heart Disease
52	Cardiac arrhythmia	Other Heart Disease
52	Cardiac asthma	Other Heart Disease
52	Cardiac dilatation	Other Heart Disease
52	Cardiac dysrhythmia	Other Heart Disease
50	Cardiac Embolism	Ischemic & Coronary Heart Disease
52	Cardiac failure	Other Heart Disease
52	Cardiac hypertrophy	Other Heart Disease
50	Cardiac Infarcation	Ischemic & Coronary Heart Disease
50	Cardiac Ischemia	Ischemic & Coronary Heart Disease
52	Cardiac sarcoidosis	Other Heart Disease
52	Cardiac tamponade	Other Heart Disease
87	Cardiogenic shock	Unknown Causes & Ill-Defined Causes
52	Cardiomegaly	Other Heart Disease
52	Cardiomyopathy	Other Heart Disease
52	Cardiopulmonary collapse	Other Heart Disease
52	Cardiopulmonary disease	Other Heart Disease
51	Cardiorenal disease	Hypertensive Disease
52	Cardiorespiratory arrest	Other Heart Disease
87	Cardiorespiratory collapse	Unknown Causes & Ill-Defined Causes
52	Cardiovascular Accident	Other Heart Disease
52	Cardiovascular collagenosis	Other Heart Disease
87	Cardiovascular collapse	Unknown Causes & Ill-Defined Causes
52	Cardiovascular disease	Other Heart Disease
51	Cardiovascular renal disease	Hypertensive Disease
51	Cardiovascular renal disorder	Hypertensive Disease
52	Cardiovascular sclerosis	Other Heart Disease
3	Cardiovascular syphilis	Syphilis
52	Carditis	Other Heart Disease
38	Carnosinemia	Nutritional, Metabolic & Immunity Disorders
53	Carotid Artery Ischemia	Cerebrovascular Diseases
31	Carotid body Cancer	Cancer — Other
60	Catarrhal bronchitis	Bronchitis
101	Cause Not Listed on Certificate	Incomplete Death Certificate
21	Cecum Cancer	Cancer — Colon, Cecum, Sigmoid
54	Celiac artery compression syndrome	Arteries, Arterioles, Capillaries
54	Celiac axis syndrome	Arteries, Arterioles, Capillaries
72	Celiac disease	Other Digestive Diseases
79	Cellulitis	Skin Infections
47	Central pontine myelinosis	Other Nervous System

Benefit Payments Procedure Manual
Ordinary Life Claims

47	Cerebellar ataxia	Other Nervous System
53	Cerebral aneurysm	Cerebrovascular Diseases
47	Cerebral anoxia	Other Nervous System
53	Cerebral arteritis	Cerebrovascular Diseases
53	Cerebral artery occlusion	Cerebrovascular Diseases
53	Cerebral atherosclerosis	Cerebrovascular Diseases
47	Cerebral edema	Other Nervous System
53	Cerebral embolism	Cerebrovascular Diseases
31	Cerebral Glioblastoma	Cancer — Other
53	Cerebral infarction	Cerebrovascular Diseases
53	Cerebral ischemia	Cerebrovascular Diseases
47	Cerebral lipidoses	Other Nervous System
47	Cerebral Palsy	Other Nervous System
53	Cerebral seizure	Cerebrovascular Diseases
53	Cerebral thrombosis	Cerebrovascular Diseases
47	Cerebrospinal fluid rhinorrhea	Other Nervous System
53	Cerebrovascular Accident	Cerebrovascular Diseases
53	Cerebrovascular Disease	Cerebrovascular Diseases
53	Cerebrovascular insufficiency	Cerebrovascular Diseases
53	Cerebrovascular Ischemia	Cerebrovascular Diseases
53	Cerebrovasuclar lesion	Cerebrovascular Diseases
26	Cervical Cancer	Cancer — Cervix Uteri
26	Cervix uteri Cancer	Cancer — Cervix Uteri
17	Cestode infection	Other Infective or Parasitic Diseases
17	Chagas’ disease	Other Infective or Parasitic Diseases
47	Charcot-Marie-Tooth disease	Other Nervous System
52	CHF	Other Heart Disease
17	Chickenpox	Other Infective or Parasitic Diseases
98	Child Abuse	Homicide
78	Childbirth complications	Complications of Pregnancy
32	Chloroma	Leukemia
72	Cholangitis	Other Digestive Diseases
71	Cholecystitis	Cholelithiasis, Cholecystitis
71	Cholelithiasis	Cholelithiasis, Cholecystitis
5	Cholera	Intestinal Infections — Other
71	Cholesterolisis of gallbladder	Cholelithiasis, Cholecystitis
27	Choriocarcinoma	Cancer — Other Uterine
63	Chronic Lung Disease	Other Respiratory
43	Chronic meningitis	Meningitis
63	Chronic Obstructive Lung Disease	Other Respiratory
63	Chronic Obstructive Pulmonary Disease	Other Respiratory
63	Chronic Obstructive Pulmonary Failure	Other Respiratory
72	Chronic passive congestion of liver	Other Digestive Diseases
63	Chronic respiratory disease	Other Respiratory
70	Chronic yellow atrophy	Cirrhosis of Liver
70	Cirrhosis of Liver	Cirrhosis of Liver
72	Cirrhosis of pancreas	Other Digestive Diseases
38	Citrullinemia	Nutritional, Metabolic & Immunity Disorders
17	Clonochiasis	Other Infective or Parasitic Diseases
51	Cocaine Hypertension	Hypertensive Disease
17	Coccidioidomycosis	Other Infective or Parasitic Diseases
69	Colitis	Gastgro-enteritis, Colitis
69	Colitis of large intestine	Gastgro-enteritis, Colitis
81	Collagen disease	Other Skin & Musculoskeletal Diseases
81	Collagen disease (progressive)	Other Skin & Musculoskeletal Diseases
21	Colon Cancer	Cancer — Colon, Cecum, Sigmoid
69	Colon Infarction	Gastgro-enteritis, Colitis

Benefit Payments Procedure Manual
Ordinary Life Claims

69	Colon Ischemia	Gastgro-enteritis, Colitis
21	Colorectal Cancer	Cancer — Colon, Cecum, Sigmoid
63	Common cold	Other Respiratory
63	Compensatory emphysema	Other Respiratory
78	Complications of Pregnancy	Complications of Pregnancy
52	Concato’s disease	Other Heart Disease
52	Conduction disorder	Other Heart Disease
82	Congenital Anomalies	Congenital Anomalies
82	Congenital anomalies of repiratory system	Congenital Anomalies
82	Congenital anomalies of veins, etc.	Congenital Anomalies
82	Congenital cerebral cyst	Congenital Anomalies
82	Congenital cystic lung	Congenital Anomalies
39	Congenital folate malabsorption	Anemia, Thalassemia
82	Congenital Heart disease	Congenital Anomalies
39	Congenital hemolytic anemia	Anemia, Thalassemia
82	Congenital hydrocephalus	Congenital Anomalies
82	Congenital polycystic disease of liver	Congenital Anomalies
3	Congenital Syphilis	Syphilis
82	Congential honeycomb lung	Congenital Anomalies
52	Congestive cardiomyopathy	Other Heart Disease
52	Congestive heart disease	Other Heart Disease
52	Congestive Heart Failure	Other Heart Disease
37	Conn’s syndrome	Diabetes Mellitus — Endocrine Disorders
72	Constipation	Other Digestive Diseases
52	Constrictive cardiomyopathy	Other Heart Disease
52	Constrictive pericarditis	Other Heart Disease
39	Cooley’s Anemia	Anemia, Thalassemia
63	COPD	Other Respiratory
52	Cor Pulmonale	Other Heart Disease
31	Corneal Cancer	Cancer — Other
50	Coronary arteriosclerosis	Ischemic & Coronary Heart Disease
50	Coronary arteritis	Ischemic & Coronary Heart Disease
50	Coronary artery disease	Ischemic & Coronary Heart Disease
50	Coronary artery embolism	Ischemic & Coronary Heart Disease
50	Coronary Artery Infarction	Ischemic & Coronary Heart Disease
50	Coronary artery occlusion	Ischemic & Coronary Heart Disease
50	Coronary artery rupture	Ischemic & Coronary Heart Disease
50	Coronary artery thrombosis	Ischemic & Coronary Heart Disease
50	Coronary atheroma	Ischemic & Coronary Heart Disease
50	Coronary atherosclerosis	Ischemic & Coronary Heart Disease
50	Coronary insufficiency	Ischemic & Coronary Heart Disease
50	Coronary Ischemia	Ischemic & Coronary Heart Disease
50	Coronary occlusion	Ischemic & Coronary Heart Disease
50	Coronary sclerosis	Ischemic & Coronary Heart Disease
50	Coronary stricture	Ischemic & Coronary Heart Disease
50	Coronary thrombosis	Ischemic & Coronary Heart Disease
103	Coroner’s Inquiry	Coroner’s Inquiry
37	Corticoadrenal insufficiency	Diabetes Mellitus — Endocrine Disorders
8	Corynebacterium diphtheriae	Diptheria
17	Cowpox	Other Infective or Parasitic Diseases
17	Coxsackie virus	Other Infective or Parasitic Diseases
54	Cranial arteritis	Arteries, Arterioles, Capillaries
82	Craniorachischisis	Congenital Anomalies
87	Crib death	Unknown Causes & Ill-Defined Causes
82	Cri-du-chat syndrome	Congenital Anomalies
38	Crigler-Najjar syndrome	Nutritional, Metabolic & Immunity Disorders
17	Crimean hemorrhagic fever	Other Infective or Parasitic Diseases

Benefit Payments Procedure Manual
Ordinary Life Claims

69	Crohn’s disease	Gastgro-enteritis, Colitis
63	Croup	Other Respiratory
63	Croup syndrome	Other Respiratory
60	Croupous bronchitis	Bronchitis
82	Crouzon’s disease	Congenital Anomalies
81	CRST syndrome	Other Skin & Musculoskeletal Diseases
38	Cryoglobulinemic purpura	Nutritional, Metabolic & Immunity Disorders
38	Cryoglobulinemic vasculitis	Nutritional, Metabolic & Immunity Disorders
43	Cryptococcal meningitis	Meningitis
37	Cushing’s syndrome	Diabetes Mellitus — Endocrine Disorders
53	CVA	Cerebrovascular Diseases
53	CVD	Cerebrovascular Diseases
38	Cyanocobalamin deficiency	Nutritional, Metabolic & Immunity Disorders
38	Cystathioninemia	Nutritional, Metabolic & Immunity Disorders
38	Cystathioninuria	Nutritional, Metabolic & Immunity Disorders
38	Cystic Fibrosis	Nutritional, Metabolic & Immunity Disorders
38	Cystinosis	Nutritional, Metabolic & Immunity Disorders
38	Cystinuria	Nutritional, Metabolic & Immunity Disorders
77	Cystitis	Other Genito-Urinary
77	Cystitis cystica	Other Genito-Urinary
17	Darling’s disease	Other Infective or Parasitic Diseases
81	Decubitis Ulcers	Other Skin & Musculoskeletal Diseases
55	Deep vein thrombosis	Veins, Other Circulatory
52	Degenerative heart disease	Other Heart Disease
38	Dehydration	Nutritional, Metabolic & Immunity Disorders
47	Dejerine-Thomas Syndrome	Other Nervous System
85	Dementia	Senility
17	Dengue	Other Infective or Parasitic Diseases
36	deQuervain’s thyroiditis	Thyrotoxicosis
81	Dermatitis	Other Skin & Musculoskeletal Diseases
81	Dermatitis medicamentosa	Other Skin & Musculoskeletal Diseases
17	Dermatophytosis	Other Infective or Parasitic Diseases
81	Dermatosis herpetiformis	Other Skin & Musculoskeletal Diseases
32	Di Guglielmo’s disease	Leukemia
37	Diabetes	Diabetes Mellitus — Endocrine Disorders
37	Diabetes Mellitus	Diabetes Mellitus — Endocrine Disorders
37	Diabetic acidosis	Diabetes Mellitus — Endocrine Disorders
37	Diabetic ketosis	Diabetes Mellitus — Endocrine Disorders
73	Diabetic nephropathy	Nephritis, Renal Scleroris
37	Diabets insipidus	Diabetes Mellitus — Endocrine Disorders
67	Diaphragmatic hernia	Intestinal Obstruction, Hernia
63	Diaphragmitis	Other Respiratory
69	Diarheal Illness	Gastgro-enteritis, Colitis
82	Diastematomyelia	Congenital Anomalies
38	DiGeorge’s syndrome	Nutritional, Metabolic & Immunity Disorders
54	Dilatation of aorta	Arteries, Arterioles, Capillaries
72	Dilatation of colon	Other Digestive Diseases
13	Diphasic meningoencephalitis	Encephalitis
8	Diptheria	Diptheria
54	Disseminated necrotizing periarteritis	Arteries, Arterioles, Capillaries
69	Diverticulitis of colon or small intestine	Gastgro-enteritis, Colitis
77	Diverticulum of bladder	Other Genito-Urinary
72	Diverticulum of esophagus	Other Digestive Diseases
82	Down’s Syndrome	Congenital Anomalies
95	Drowning — Accident	Accidental Drowning
41	Drug Addiction	Mental, Drugs, Alcohol
41	Drug psychoses	Mental, Drugs, Alcohol

Benefit Payments Procedure Manual
Ordinary Life Claims

41	Drug Withdrawals	Mental, Drugs, Alcohol
38	Dubbin-Johnson syndrome	Nutritional, Metabolic & Immunity Disorders
81	Duhring’s disease	Other Skin & Musculoskeletal Diseases
17	Dukes-Filatow disease	Other Infective or Parasitic Diseases
72	Duodenal ileus	Other Digestive Diseases
72	duodenal obstruction	Other Digestive Diseases
72	Duodenal rupture	Other Digestive Diseases
65	Duodenal Ulcer	Duodenal Ulcer
68	Duodenitis	Gastritis, Duodenitis
21	Duodenum Cancer	Cancer — Colon, Cecum, Sigmoid
38	Dysgammaglobulinemia	Nutritional, Metabolic & Immunity Disorders
36	Dyshormonogenic goit	Thyrotoxicosis
72	Dyskinesia of esophagus	Other Digestive Diseases
72	Dyspepsia	Other Digestive Diseases
87	Dysphagia	Unknown Causes & Ill-Defined Causes
41	Dysphagia — Functional	Mental, Drugs, Alcohol
41	Dysphagia — Hysterical	Mental, Drugs, Alcohol
41	Dysphagia — Nervous	Mental, Drugs, Alcohol
41	Dysphagia — Psychogenic	Mental, Drugs, Alcohol
39	Dysphagia — Sideropenic	Anemia, Thalassemia
72	Dysphagia — Spastica	Other Digestive Diseases
37	Dyspituitarism	Diabetes Mellitus — Endocrine Disorders
82	Ebstein’s anomaly	Congenital Anomalies
17	Echinococcosis	Other Infective or Parasitic Diseases
17	ECHO virus	Other Infective or Parasitic Diseases
47	Edema of spinal cord	Other Nervous System
82	Edward’s syndrome	Congenital Anomalies
38	Electrolyte imbalance	Nutritional, Metabolic & Immunity Disorders
55	Elephantiasis	Veins, Other Circulatory
54	Embolic infarction	Arteries, Arterioles, Capillaries
54	Embolism	Arteries, Arterioles, Capillaries
54	Embolism — Aorta	Arteries, Arterioles, Capillaries
54	Embolism — Artery	Arteries, Arterioles, Capillaries
53	Embolism — Basilar artery	Cerebrovascular Diseases
53	Embolism — Brain	Cerebrovascular Diseases
54	Embolism — Capillary	Arteries, Arterioles, Capillaries
50	Embolism — Cardiac	Ischemic & Coronary Heart Disease
53	Embolism — Carotid artery	Cerebrovascular Diseases
53	Embolism — Cerebral	Cerebrovascular Diseases
69	Embolism — Mesenteric	Gastgro-enteritis, Colitis
69	Embolism — Mesenteric Artery	Gastgro-enteritis, Colitis
52	Embolism — Pulmonary	Other Heart Disease
54	Embolism — Thrombosis	Arteries, Arterioles, Capillaries
55	Embolism — Vein	Veins, Other Circulatory
53	Embolism — Vertebral Artery	Cerebrovascular Diseases
61	Emphysema	Emphysema
77	Emphysematous cystitis	Other Genito-Urinary
61	Empyema	Emphysema
71	Empyema of gallbladder	Cholelithiasis, Cholecystitis
13	Encephalitis	Encephalitis
47	Encephalitis	Other Nervous System
47	Encephalitis periaxialis	Other Nervous System
82	Encephalocele	Congenital Anomalies
53	Encephalomalacia	Cerebrovascular Diseases
47	Encephalomyelitis	Other Nervous System
47	Encephalopathy	Other Nervous System
72	Encephalopathy — hepatic	Other Digestive Diseases

Benefit Payments Procedure Manual
Ordinary Life Claims

56	Encephalopathy due to influenza	Influenza
77	Encysted hydrocele	Other Genito-Urinary
77	End Stage Renal Disease	Other Genito-Urinary
54	Endarteritis	Arteries, Arterioles, Capillaries
54	Endarteritis deformans	Arteries, Arterioles, Capillaries
54	Endarteritis obliterans	Arteries, Arterioles, Capillaries
52	Endocarditis	Other Heart Disease
26	Endocervix Cancer	Cancer — Cervix Uteri
63	Endogenous lipoid pneumonia	Other Respiratory
27	Endometrium Cancer	Cancer — Other Uterine
52	Endomyocardial fibrosis	Other Heart Disease
55	Endophlebitis	Veins, Other Circulatory
87	Endotoxic Shock	Unknown Causes & Ill-Defined Causes
76	Enlargement of prostate	Hyperplasia of Prostate
69	Enteritis	Gastgro-enteritis, Colitis
67	Enterostenosis	Intestinal Obstruction, Hernia
77	Enterovesical fistula	Other Genito-Urinary
38	Enzymopathy	Nutritional, Metabolic & Immunity Disorders
63	Eosinophilic asthma	Other Respiratory
32	Eosinophilic leukemia	Leukemia
43	Eosinophilic meningitis	Meningitis
77	Epididymitis	Other Genito-Urinary
53	Epidural hemorrhage	Cerebrovascular Diseases
18	Epiglottis Cancer	Cancer — Mouth, Throat, Pharynx
63	Epiglottitis	Other Respiratory
45	Epilepsy	Epilepsy
82	Epiloia	Congenital Anomalies
17	Erysipelas	Other Infective or Parasitic Diseases
17	Erysipelothrix infection	Other Infective or Parasitic Diseases
81	Erythema nodosum	Other Skin & Musculoskeletal Diseases
81	Erythema venenatum	Other Skin & Musculoskeletal Diseases
81	Erythematosquamous dermatosis	Other Skin & Musculoskeletal Diseases
32	Erythremic myelosis	Leukemia
19	Esophageal Cancer	Cancer — Esophagus
72	Esophageal Diseases	Other Digestive Diseases
19	Esophagus Cancer	Cancer — Esophagus
77	ESRD	Other Genito-Urinary
38	Ethanolaminuria	Nutritional, Metabolic & Immunity Disorders
63	ethmoiditis	Other Respiratory
46	Eustachian salpingitis	Otitis media and mastoiditis
46	Eustachian tube disorders	Otitis media and mastoiditis
30	Ewing’s Sarcoma	Cancer — Bone, Cartilage
26	Exocervix Cancer	Cancer — Cervix Uteri
36	Exophthalmic goiter	Thyrotoxicosis
53	Extradural hemorrhage	Cerebrovascular Diseases
63	Extrinsic allergic alveolitis	Other Respiratory
63	Extrinsic asthma	Other Respiratory
31	Eye Cancer	Cancer — Other
38	Fabry’s Disease	Nutritional, Metabolic & Immunity Disorders
87	Failure to Thrive	Unknown Causes & Ill-Defined Causes
31	Fallopian Tube Cancer	Cancer — Other
52	Familial cardiomyopathy	Other Heart Disease
82	Familial dysautonomia	Congenital Anomalies
38	Familial Mediterranean fever	Nutritional, Metabolic & Immunity Disorders
38	Fanconi (-de Toni) (-Debre) syndrome	Nutritional, Metabolic & Immunity Disorders
63	Farmers lung	Other Respiratory
17	Fascioliasis	Other Infective or Parasitic Diseases

Benefit Payments Procedure Manual
Ordinary Life Claims

72	Fat necrosis of peritoneum	Other Digestive Diseases
70	Fatty liver	Cirrhosis of Liver
39	Favism	Anemia, Thalassemia
67	Fecal impaction	Intestinal Obstruction, Hernia
81	Felty’s syndrome	Other Skin & Musculoskeletal Diseases
67	Femoral hernia	Intestinal Obstruction, Hernia
61	Fibrinopurulent pleurisy	Emphysema
38	Fibrocystic disease of pancreas	Nutritional, Metabolic & Immunity Disorders
52	Fibroid myocarditis	Other Heart Disease
54	Fibromuscular hyperplasia of arteries	Arteries, Arterioles, Capillaries
54	Fibromuscular hyperplasia of renal artery	Arteries, Arterioles, Capillaries
72	Fibrosis of pancreas	Other Digestive Diseases
52	Fiedler’s myocarditis	Other Heart Disease
54	Fistula of artery	Arteries, Arterioles, Capillaries
72	Fistula of bile duct	Other Digestive Diseases
71	Fistula of gallbladder	Cholelithiasis, Cholecystitis
52	Fistula of pericardium	Other Heart Disease
38	Fluid Overload	Nutritional, Metabolic & Immunity Disorders
38	Fluid retention	Nutritional, Metabolic & Immunity Disorders
38	Folic Acid Deficiency	Nutritional, Metabolic & Immunity Disorders
77	Follicular cystitis	Other Genito-Urinary
38	Follicular keratoris due to Vitamin A deficiency	Nutritional, Metabolic & Immunity Disorders
5	Food poisoning	Intestinal Infections — Other
37	Forbes-Albright syndrome	Diabetes Mellitus — Endocrine Disorders
38	Fredrickson Type (all) hyperlipoproteinemia	Nutritional, Metabolic & Immunity Disorders
47	Friedreich’s ataxia	Other Nervous System
53	Front Lobe Infarction	Cerebrovascular Diseases
38	Fructosemia	Nutritional, Metabolic & Immunity Disorders
38	Fucosidosis	Nutritional, Metabolic & Immunity Disorders
69	Fulminant enterocolitis	Gastgro-enteritis, Colitis
38	Galactose-1-phosphatase deficiency	Nutritional, Metabolic & Immunity Disorders
38	Galactosemia	Nutritional, Metabolic & Immunity Disorders
38	Galactosuria	Nutritional, Metabolic & Immunity Disorders
31	Gallbladder Cancer	Cancer — Other
71	Gallbladder disease	Cholelithiasis, Cholecystitis
71	Gallbladder disorders	Cholelithiasis, Cholecystitis
71	Gallbladder Infarction	Cholelithiasis, Cholecystitis
67	Gallstone ileus	Intestinal Obstruction, Hernia
47	Gangliosidosis	Other Nervous System
54	Gangrene — general	Arteries, Arterioles, Capillaries
69	Gangrene — Intestinal	Gastgro-enteritis, Colitis
87	Gangrene — Lower Extremities	Unknown Causes & Ill-Defined Causes
87	Gangrene — Unspecified Site	Unknown Causes & Ill-Defined Causes
71	Gangrene of gallbladder	Cholelithiasis, Cholecystitis
71	Gangrenous cholecystitis	Cholelithiasis, Cholecystitis
61	Gangrenous pneumonia	Emphysema
38	Gargoylism	Nutritional, Metabolic & Immunity Disorders
20	Gastric Cancer	Cancer — Stomach
72	Gastric diverticulum	Other Digestive Diseases
64	Gastric Hemorhage	Ulcer, Gastric Hemorrhage
72	Gastric hemorrhage	Other Digestive Diseases
72	Gastric rupture	Other Digestive Diseases
64	Gastric Ulcer	Ulcer, Gastric Hemorrhage
68	Gastritis	Gastritis, Duodenitis
72	Gastrocolic fistula	Other Digestive Diseases
64	Gastroduodenal ulcer	Ulcer, Gastric Hemorrhage
69	Gastroenteritis	Gastgro-enteritis, Colitis

Benefit Payments Procedure Manual
Ordinary Life Claims

72	Gastroesophageal reflux disease	Other Digestive Diseases
72	Gastroesophagel laceration-hemmorhage	Other Digestive Diseases
72	Gastrointestinal bleeding	Other Digestive Diseases
72	Gastrointestinal hemorrhage	Other Digestive Diseases
72	Gastrojejunal ulcer	Other Digestive Diseases
72	Gastrojejunocolic fistula	Other Digestive Diseases
72	Gastroptosis	Other Digestive Diseases
38	Gaucher’s disease	Nutritional, Metabolic & Immunity Disorders
38	Gaucher’s splenomegaly	Nutritional, Metabolic & Immunity Disorders
72	Gee-(Herter) disease	Other Digestive Diseases
17	Genial herpes	Other Infective or Parasitic Diseases
17	German Measles	Other Infective or Parasitic Diseases
72	GI Bleeding	Other Digestive Diseases
72	GI hemorrhage	Other Digestive Diseases
54	Giant cell arteritis	Arteries, Arterioles, Capillaries
5	Giardiasis	Intestinal Infections — Other
38	Gilbert’s syndrome	Nutritional, Metabolic & Immunity Disorders
17	Glanders	Other Infective or Parasitic Diseases
77	Glandularis cystitis	Other Genito-Urinary
31	Glioblastoma	Cancer — Other
73	Glomerulitis	Nephritis, Renal Scleroris
73	Glomerulonephritis	Nephritis, Renal Scleroris
23	Glottix Cancer	Cancer — Larynx
38	Glucoglycinuria	Nutritional, Metabolic & Immunity Disorders
38	Glucose-6-phosphatase deficiency	Nutritional, Metabolic & Immunity Disorders
72	Gluten enteropathy	Other Digestive Diseases
38	Glycinemia (with methylmalonic acidemia)	Nutritional, Metabolic & Immunity Disorders
38	Glycinuria (renal)	Nutritional, Metabolic & Immunity Disorders
38	Glycogen storage disease	Nutritional, Metabolic & Immunity Disorders
38	Glycogenosis	Nutritional, Metabolic & Immunity Disorders
38	Glycolic aciduria	Nutritional, Metabolic & Immunity Disorders
38	Glycoprolinuria	Nutritional, Metabolic & Immunity Disorders
35	Goiter	Goiter
36	Goiter — Exophthalmic	Thyrotoxicosis
36	Goiter — Toxic Diffuse	Thyrotoxicosis
36	Goiter — Toxic uninodular	Thyrotoxicosis
36	Goitrous cretinism	Thyrotoxicosis
17	Gonococcal infections	Other Infective or Parasitic Diseases
54	Goodpasture’s Syndrome	Arteries, Arterioles, Capillaries
38	Gout	Nutritional, Metabolic & Immunity Disorders
38	Gouty arthropathy	Nutritional, Metabolic & Immunity Disorders
38	Gouty iritis	Nutritional, Metabolic & Immunity Disorders
38	Gouty nephropathy	Nutritional, Metabolic & Immunity Disorders
38	Gouty neuritis	Nutritional, Metabolic & Immunity Disorders
38	Gouty tophi of ear	Nutritional, Metabolic & Immunity Disorders
38	Gouty tophi of other sites	Nutritional, Metabolic & Immunity Disorders
7	Gram-negative septicemia	Septicemia
45	Grand mal epilepsy	Epilepsy
32	Granulocytic sarcoma	Leukemia
36	Graves’ disease	Thyrotoxicosis
18	Gum Cancer	Cancer — Mouth, Throat, Pharynx
33	Hairy-cell leukemia	Lymphosarcoma, Etc
47	Hallervorden-Spatz Disease	Other Nervous System
63	Hamman-Rich syndrome	Other Respiratory
38	Hand-Schuller-Christian disease	Nutritional, Metabolic & Immunity Disorders
17	Hansen’s Disease	Other Infective or Parasitic Diseases
38	Hartnup disease	Nutritional, Metabolic & Immunity Disorders

Benefit Payments Procedure Manual
Ordinary Life Claims

36	Hashimoto’s disease	Thyrotoxicosis
63	Hay fever	Other Respiratory
39	Hb-Bart’s Disease	Anemia, Thalassemia
39	Hb-C disease	Anemia, Thalassemia
39	Hb-D disease	Anemia, Thalassemia
39	Hb-S disease	Anemia, Thalassemia
50	Heart attack	Ischemic & Coronary Heart Disease
52	Heart block	Other Heart Disease
24	Heart Cancer	Cancer — Lung, Trachea
52	Heart Disease	Other Heart Disease
52	Heart Failure	Other Heart Disease
52	Heart Failure not otherwise explained	Other Heart Disease
50	Heart Infarction	Ischemic & Coronary Heart Disease
50	Heart Ischemia	Ischemic & Coronary Heart Disease
32	Heilmeyer-Schoner disease	Leukemia
41	Heller’s Syndrome	Mental, Drugs, Alcohol
30	Hemangiopericytoma	Cancer — Bone, Cartilage
72	Hematemesis	Other Digestive Diseases
47	Hematomyelia	Other Nervous System
38	Hematoporphyria	Nutritional, Metabolic & Immunity Disorders
38	Hematoporphyrinuria	Nutritional, Metabolic & Immunity Disorders
77	Hematuria	Other Genito-Urinary
47	Hemiballism(us)	Other Nervous System
47	Hemiplegia	Other Nervous System
38	Hemochromatosis	Nutritional, Metabolic & Immunity Disorders
52	Hemopericardium	Other Heart Disease
72	Hemoperitoneum	Other Digestive Diseases
43	Hemophilus meningitis	Meningitis
62	Hemopneumothorax	Pleurisy
72	Hemorrhage of esophagus	Other Digestive Diseases
77	Hemorrhage of prostate	Other Genito-Urinary
72	Hemorrhage of rectum or anus	Other Digestive Diseases
69	Hemorrhagic enterocolitis	Gastgro-enteritis, Colitis
69	Hemorrhagic necrosis of intestine	Gastgro-enteritis, Colitis
54	Hemorrhagic telangiectasia	Arteries, Arterioles, Capillaries
55	Hemorrhoids	Veins, Other Circulatory
62	Hemothorax	Pleurisy
70	Hepatic Cirrhosis	Cirrhosis of Liver
72	Hepatic coma	Other Digestive Diseases
72	Hepatic encephalopathy	Other Digestive Diseases
72	Hepatic failure	Other Digestive Diseases
72	Hepatic Infarction	Other Digestive Diseases
70	Hepatitis	Cirrhosis of Liver
70	Hepatitis C	Cirrhosis of Liver
31	Hepatoblastoma	Cancer — Other
72	Hepatocerebral intoxication	Other Digestive Diseases
38	Hepatolenticular degeneration	Nutritional, Metabolic & Immunity Disorders
61	Hepatopleural fistura	Emphysema
77	Hepatorenal Failure	Other Genito-Urinary
72	Hepatorenal syndrome	Other Digestive Diseases
38	Hereditary angioedema	Nutritional, Metabolic & Immunity Disorders
38	Hereditary cardiac amyloidosis	Nutritional, Metabolic & Immunity Disorders
38	Hereditary coproporphyria	Nutritional, Metabolic & Immunity Disorders
39	Hereditary ellipocytosis	Anemia, Thalassemia
38	Hereditary Fructose Intolerance	Nutritional, Metabolic & Immunity Disorders
39	Hereditary leptocytosis	Anemia, Thalassemia
47	Hereditary spastic paraplegia	Other Nervous System

Benefit Payments Procedure Manual
Ordinary Life Claims

67	Hernia	Intestinal Obstruction, Hernia
17	Herpes zoster	Other Infective or Parasitic Diseases
17	Herpetic septicemia	Other Infective or Parasitic Diseases
17	Herpex simplex	Other Infective or Parasitic Diseases
17	Heterophyiasis	Other Infective or Parasitic Diseases
38	HG-PRT deficiency	Nutritional, Metabolic & Immunity Disorders
67	Hiatal hernia	Intestinal Obstruction, Hernia
51	High Blood Pressure	Hypertensive Disease
38	High-density lipoid deficiency	Nutritional, Metabolic & Immunity Disorders
38	Histidinemia	Nutritional, Metabolic & Immunity Disorders
38	Histiocycosis X	Nutritional, Metabolic & Immunity Disorders
38	Histiocytosis	Nutritional, Metabolic & Immunity Disorders
17	Histoplasmosis	Other Infective or Parasitic Diseases
40	HIV	AIDS
40	HIV Complications	AIDS
33	Hodgkin’s disease	Lymphosarcoma, Etc
38	Hoffa’s disease	Nutritional, Metabolic & Immunity Disorders
98	Homicide	Homicide
38	Homocystinuria	Nutritional, Metabolic & Immunity Disorders
38	Homogentisic acid defects	Nutritional, Metabolic & Immunity Disorders
54	Horton’s disease	Arteries, Arterioles, Capillaries
51	HTN	Hypertensive Disease
40	Human Immunodeficiency virus	AIDS
40	Human T-Cell Lymphotropic virus	AIDS
38	Hunter’s syndrome	Nutritional, Metabolic & Immunity Disorders
47	Huntington’s chorea	Other Nervous System
38	Hurler’s syndrome	Nutritional, Metabolic & Immunity Disorders
54	Hyaline necrosis of aorta	Arteries, Arterioles, Capillaries
77	Hydrocalycosis	Other Genito-Urinary
77	Hydrocele	Other Genito-Urinary
77	Hydronephrosis	Other Genito-Urinary
62	Hydropneumothorax	Pleurisy
71	Hydrops of gallbladder	Cholelithiasis, Cholecystitis
62	Hydrothorax	Pleurisy
77	Hydroureter	Other Genito-Urinary
77	Hydroureteronephrosis	Other Genito-Urinary
38	Hydroxprolinemia	Nutritional, Metabolic & Immunity Disorders
38	Hydroxykynureninuria	Nutritional, Metabolic & Immunity Disorders
37	Hyperaldosteronism	Diabetes Mellitus — Endocrine Disorders
38	Hyperammonemia	Nutritional, Metabolic & Immunity Disorders
38	Hyperbetalipoproteinemia	Nutritional, Metabolic & Immunity Disorders
38	Hyperbilirubinemia	Nutritional, Metabolic & Immunity Disorders
38	Hypercalcemia	Nutritional, Metabolic & Immunity Disorders
38	Hypercalcinuria	Nutritional, Metabolic & Immunity Disorders
38	Hypercapnia	Nutritional, Metabolic & Immunity Disorders
38	Hyperchloremia	Nutritional, Metabolic & Immunity Disorders
38	Hypercholesterolemia	Nutritional, Metabolic & Immunity Disorders
38	Hyperchylomicronemia	Nutritional, Metabolic & Immunity Disorders
77	Hyperemia of bladder	Other Genito-Urinary
38	Hypergammaglobulinemia	Nutritional, Metabolic & Immunity Disorders
38	Hypergammaglobulinemic purpura	Nutritional, Metabolic & Immunity Disorders
38	Hyperglyceridemia	Nutritional, Metabolic & Immunity Disorders
38	Hyperglycinemia	Nutritional, Metabolic & Immunity Disorders
38	Hyperhistidinemia	Nutritional, Metabolic & Immunity Disorders
37	Hyperinsulinism	Diabetes Mellitus — Endocrine Disorders
38	Hyperkalemia	Nutritional, Metabolic & Immunity Disorders
52	Hyperkinetic heart disease	Other Heart Disease

Benefit Payments Procedure Manual
Ordinary Life Claims

38	Hyperlipidemia	Nutritional, Metabolic & Immunity Disorders
38	Hyperlysinemia	Nutritional, Metabolic & Immunity Disorders
38	Hypermagnesemia	Nutritional, Metabolic & Immunity Disorders
38	Hypermethioninemia	Nutritional, Metabolic & Immunity Disorders
38	Hypernatremia	Nutritional, Metabolic & Immunity Disorders
38	Hyperornithinemia	Nutritional, Metabolic & Immunity Disorders
38	Hyperosmolality	Nutritional, Metabolic & Immunity Disorders
38	Hyperosmolar Coma	Nutritional, Metabolic & Immunity Disorders
38	Hyperoxaluria	Nutritional, Metabolic & Immunity Disorders
37	Hyperparathyroidism	Diabetes Mellitus — Endocrine Disorders
38	Hyperphenylalaninemia	Nutritional, Metabolic & Immunity Disorders
51	Hyperpiesia	Hypertensive Disease
51	Hyperpiesis	Hypertensive Disease
37	Hyperplasia of pancreas	Diabetes Mellitus — Endocrine Disorders
37	Hyperplasia of pancreatic islet beta cells	Diabetes Mellitus — Endocrine Disorders
76	Hyperplasia of Prostate	Hyperplasia of Prostate
54	Hyperplasia of renal artery	Arteries, Arterioles, Capillaries
66	Hyperplasica of appendix	Appendicitis
38	Hyperpotassemia	Nutritional, Metabolic & Immunity Disorders
38	Hyperprebetalipoproteinemia	Nutritional, Metabolic & Immunity Disorders
38	Hyperprolinemia	Nutritional, Metabolic & Immunity Disorders
54	hypersensitivity angiitis	Arteries, Arterioles, Capillaries
63	Hypersensitivity pneumonitis	Other Respiratory
51	Hypertension	Hypertensive Disease
51	Hypertension — Benign	Hypertensive Disease
51	Hypertension — Uremic	Hypertensive Disease
51	Hypertensive cardiomegaly	Hypertensive Disease
51	Hypertensive cardiopathy	Hypertensive Disease
51	Hypertensive cardiovascular disease	Hypertensive Disease
51	Hypertensive Disease	Hypertensive Disease
51	Hypertensive heart disease	Hypertensive Disease
51	Hypertensive heart & renal disease	Hypertensive Disease
51	Hypertensive kidney disease	Hypertensive Disease
51	Hypertensive nephropathy	Hypertensive Disease
51	Hypertensive nephrosclerosis	Hypertensive Disease
51	Hypertensive renal disease	Hypertensive Disease
51	Hypertensive renal failure	Hypertensive Disease
51	Hypertensive uremia	Hypertensive Disease
51	Hypertensive vascular degeneration	Hypertensive Disease
51	Hypertensive vascular disease	Hypertensive Disease
36	Hyperthyroidism	Thyrotoxicosis
38	Hypertriglyceridemia	Nutritional, Metabolic & Immunity Disorders
68	Hypertrophic gastritis	Gastritis, Duodenitis
52	Hypertrophic obstructive cardiomyopathy	Other Heart Disease
72	Hypertrophic pyloric stenosis	Other Digestive Diseases
77	Hypertrophy of Kidney	Other Genito-Urinary
63	Hypertrophy of nasal turbinates	Other Respiratory
76	Hypertrophy of prostate (benign)	Hyperplasia of Prostate
38	Hypertryosinemia	Nutritional, Metabolic & Immunity Disorders
38	Hypervalinemia	Nutritional, Metabolic & Immunity Disorders
38	Hypoalphalipoproteinemia	Nutritional, Metabolic & Immunity Disorders
38	Hypobetalipoproteinemia	Nutritional, Metabolic & Immunity Disorders
38	Hypochloremia	Nutritional, Metabolic & Immunity Disorders
38	Hypogammaglobulinemia	Nutritional, Metabolic & Immunity Disorders
37	Hypoglycemia	Diabetes Mellitus — Endocrine Disorders
37	Hypoglycemic coma	Diabetes Mellitus — Endocrine Disorders
37	Hypoinsulinemia	Diabetes Mellitus — Endocrine Disorders

Benefit Payments Procedure Manual
Ordinary Life Claims

38	Hypokalemia	Nutritional, Metabolic & Immunity Disorders
73	Hypokalemic nephropathy	Nephritis, Renal Scleroris
38	Hypomagnesemia	Nutritional, Metabolic & Immunity Disorders
38	Hyponatremia	Nutritional, Metabolic & Immunity Disorders
37	Hypoparathyroidism	Diabetes Mellitus — Endocrine Disorders
18	Hypopharynx Cancer	Cancer — Mouth, Throat, Pharynx
38	Hypophosphatasia	Nutritional, Metabolic & Immunity Disorders
38	Hypophosphatemia	Nutritional, Metabolic & Immunity Disorders
37	Hypophysis Infarction	Diabetes Mellitus — Endocrine Disorders
55	Hypopiesis	Veins, Other Circulatory
37	Hypopituitarism	Diabetes Mellitus — Endocrine Disorders
38	Hypopotassemia	Nutritional, Metabolic & Immunity Disorders
38	Hyposmolality	Nutritional, Metabolic & Immunity Disorders
55	Hypotension	Veins, Other Circulatory
87	Hypotensive Shock	Unknown Causes & Ill-Defined Causes
36	Hypothroidism	Thyrotoxicosis
87	Hypoventilation	Unknown Causes & Ill-Defined Causes
38	Hypovitaminosis	Nutritional, Metabolic & Immunity Disorders
38	Hypovolemia	Nutritional, Metabolic & Immunity Disorders
87	Hypoxemia	Unknown Causes & Ill-Defined Causes
36	iatrongenic thyroiditis	Thyrotoxicosis
52	Idiopathic cardiomyopathy	Other Heart Disease
52	Idiopathic myocarditis	Other Heart Disease
52	idiopathic pericarditis	Other Heart Disease
72	Idiopathic steatorrhea	Other Digestive Diseases
47	Idiopathic torsion dystonia	Other Nervous System
69	Ileitis of small intestine	Gastgro-enteritis, Colitis
69	Ileocolitis	Gastgro-enteritis, Colitis
67	Ileus of intestine or bowel or colon	Intestinal Obstruction, Hernia
87	Illegible death certificate	Unknown Causes & Ill-Defined Causes
38	Imidazole aminoaciduria	Nutritional, Metabolic & Immunity Disorders
38	Iminoacidopathy	Nutritional, Metabolic & Immunity Disorders
38	Immunity deficiencies	Nutritional, Metabolic & Immunity Disorders
38	Immunoglobulin deficiency	Nutritional, Metabolic & Immunity Disorders
33	Immunoproliferative neoplasm	Lymphosarcoma, Etc
67	Impaction of colon	Intestinal Obstruction, Hernia
67	Impaction of intestine	Intestinal Obstruction, Hernia
79	Impetigo	Skin Infections
101	Incomplete Death Certificate	Incomplete Death Certificate
38	Indicanuria	Nutritional, Metabolic & Immunity Disorders
63	Induration of lung	Other Respiratory
82	Inencephaly	Congenital Anomalies
47	Infantile cerebral palsy	Other Nervous System
47	Infantile hemiplegia	Other Nervous System
47	Infantile necrotizing encephalomyelopathy	Other Nervous System
37	Infarction — Adrenal	Diabetes Mellitus — Endocrine Disorders
78	Infarction — Amnion	Complications of Pregnancy
69	Infarction — Bowel	Gastgro-enteritis, Colitis
53	Infarction — Brainstem	Cerebrovascular Diseases
77	Infarction — Breast	Other Genito-Urinary
53	Infarction — Cerebral	Cerebrovascular Diseases
69	Infarction — Colon	Gastgro-enteritis, Colitis
50	Infarction — Coronary Artery	Ischemic & Coronary Heart Disease
54	Infarction — Embolic	Arteries, Arterioles, Capillaries
53	Infarction — Front Lobe	Cerebrovascular Diseases
71	Infarction — Gallbladder	Cholelithiasis, Cholecystitis
50	Infarction — Heart	Ischemic & Coronary Heart Disease

Benefit Payments Procedure Manual
Ordinary Life Claims

72	Infarction — Hepatic	Other Digestive Diseases
37	Infarction — Hypophysis	Diabetes Mellitus — Endocrine Disorders
69	Infarction — Intestinal	Gastgro-enteritis, Colitis
77	Infarction — Kidney	Other Genito-Urinary
72	Infarction — Liver	Other Digestive Diseases
52	Infarction — Lung	Other Heart Disease
55	Infarction — Lymph Node	Veins, Other Circulatory
53	Infarction — Medullary	Cerebrovascular Diseases
69	Infarction — Mesenteric	Gastgro-enteritis, Colitis
53	Infarction — Midbrain	Cerebrovascular Diseases
50	Infarction — Nontransmural	Ischemic & Coronary Heart Disease
69	Infarction — Omentum	Gastgro-enteritis, Colitis
77	Infarction — Ovary	Other Genito-Urinary
72	Infarction — Pancreas	Other Digestive Diseases
37	Infarction — Pituitary	Diabetes Mellitus — Endocrine Disorders
53	Infarction — Pontine	Cerebrovascular Diseases
77	Infarction — Prostate	Other Genito-Urinary
52	Infarction — Pulmonary	Other Heart Disease
77	Infarction — renal	Other Genito-Urinary
47	Infarction — Spinal Cord	Other Nervous System
39	Infarction — Spleen	Anemia, Thalassemia
37	Infarction — suprarenal	Diabetes Mellitus — Endocrine Disorders
77	Infarction — Testis	Other Genito-Urinary
55	Infarction — Thrombotic	Veins, Other Circulatory
36	Infarction — Thyroid	Thyrotoxicosis
77	Infarction of prostate	Other Genito-Urinary
47	Infarction of Spinal Cord	Other Nervous System
36	Infarction of thyroid	Thyrotoxicosis
81	Infection — Joint	Other Skin & Musculoskeletal Diseases
17	Infectious mononucleosis	Other Infective or Parasitic Diseases
47	Infective polyneuritis	Other Nervous System
56	Influenza	Influenza
56	Influenza A	Influenza
56	Influenzal Bronchopneumonia	Influenza
56	Influenzal laryngitis	Influenza
56	Influenzal pharyngitis	Influenza
56	Influenzal pneumonia	Influenza
56	Influenzal respiratory infection	Influenza
67	Inguinal hernia	Intestinal Obstruction, Hernia
87	Instantaneous death	Unknown Causes & Ill-Defined Causes
77	Interstitial cystitis	Other Genito-Urinary
63	interstitial emphysema	Other Respiratory
63	Interstitial lung disease	Other Respiratory
63	Interstitial pneumonia	Other Respiratory
69	Intestinal Gangrene	Gastgro-enteritis, Colitis
69	Intestinal Infarction	Gastgro-enteritis, Colitis
5	Intestinal Infections — Other	Intestinal Infections — Other
69	Intestinal Ischemia	Gastgro-enteritis, Colitis
72	Intestinal malabsorption	Other Digestive Diseases
67	Intestinal Obstruction	Intestinal Obstruction, Hernia
31	Intestinal Tract Cancer	Cancer — Other
5	Intestinal trichomoniasis	Intestinal Infections — Other
77	Intestinoureteral fistula	Other Genito-Urinary
77	Intestinovesical fistula	Other Genito-Urinary
53	Intracerebral hemorrhage	Cerebrovascular Diseases
53	Intracranial hemorrhage	Cerebrovascular Diseases
67	Intussusception	Intestinal Obstruction, Hernia

Benefit Payments Procedure Manual
Ordinary Life Claims

67	Invagination of intestine or colon	Intestinal Obstruction, Hernia
38	Iodine deficiency	Nutritional, Metabolic & Immunity Disorders
36	Iodine hypothroidism	Thyrotoxicosis
77	Irradiation cystitis	Other Genito-Urinary
72	Irritable colon	Other Digestive Diseases
55	Ischemia — Basilar Artery	Veins, Other Circulatory
81	Ischemia — Bone	Other Skin & Musculoskeletal Diseases
69	Ischemia — Bowel	Gastgro-enteritis, Colitis
53	Ischemia — Brain	Cerebrovascular Diseases
50	Ischemia — Cardiac	Ischemic & Coronary Heart Disease
53	Ischemia — Carotid Artery	Cerebrovascular Diseases
53	Ischemia — Cerebral	Cerebrovascular Diseases
53	Ischemia — Cerebrovascular	Cerebrovascular Diseases
69	Ischemia — Colon	Gastgro-enteritis, Colitis
50	Ischemia — Coronary	Ischemic & Coronary Heart Disease
50	Ischemia — Heart	Ischemic & Coronary Heart Disease
77	Ischemia — Kidney	Other Genito-Urinary
47	Ischemia — Labyrinth	Other Nervous System
81	Ischemia — Legs	Other Skin & Musculoskeletal Diseases
81	Ischemia — Lower Extremities	Other Skin & Musculoskeletal Diseases
50	Ischemia — Myocardial	Ischemic & Coronary Heart Disease
77	Ischemia — Renal	Other Genito-Urinary
47	Ischemia — Retinal	Other Nervous System
69	Ischemia — Small Bowel	Gastgro-enteritis, Colitis
47	Ischemia — Spinal Cord	Other Nervous System
50	Ischemia — Subendocardial	Ischemic & Coronary Heart Disease
53	Ischemia — Vertebral Artery	Cerebrovascular Diseases
69	Ischemic — Intestine	Gastgro-enteritis, Colitis
69	Ischemic Bowel	Gastgro-enteritis, Colitis
50	Ischemic cardiomyopathy	Ischemic & Coronary Heart Disease
69	Ischemic colitis	Gastgro-enteritis, Colitis
50	Ischemic congestive cardiomyopathy	Ischemic & Coronary Heart Disease
50	Ischemic heart disease	Ischemic & Coronary Heart Disease
69	Ischemic stricture of intestine	Gastgro-enteritis, Colitis
72	Ischiorectal fistula	Other Digestive Diseases
81	Jaccaud’s syndrome	Other Skin & Musculoskeletal Diseases
17	Jakob-Creutzfeldt disease	Other Infective or Parasitic Diseases
47	Jansky-Bielschowsky disease	Other Nervous System
81	Joint Infection	Other Skin & Musculoskeletal Diseases
81	Juvenile osteochondrosis	Other Skin & Musculoskeletal Diseases
33	Kahler’s disease	Lymphosarcoma, Etc
17	Kaposi’s syndrome	Other Infective or Parasitic Diseases
54	Kawasaki disease	Arteries, Arterioles, Capillaries
15	Kedani Fever	Typhus and Ricketsiosis
81	Keratoconjunctivitis sicca	Other Skin & Musculoskeletal Diseases
31	Kidney Cancer	Cancer — Other
77	Kidney Infarction	Other Genito-Urinary
74	Kidney Infection	Kidney Infections
77	Kidney Ischemia	Other Genito-Urinary
73	Kidney lesions	Nephritis, Renal Scleroris
73	Kidney nephritis	Nephritis, Renal Scleroris
75	Kidney stone	Urinary System Infections
73	Kimmelstiel-Wilson syndrome	Nephritis, Renal Scleroris
82	Klinefelter’s syndrome	Congenital Anomalies
45	Kojevnikov’s epilepsy	Epilepsy
41	Korsakoff’s psychosis	Mental, Drugs, Alcohol
47	Krabbe’s disease	Other Nervous System

Benefit Payments Procedure Manual
Ordinary Life Claims

77	Kraurosis of penis	Other Genito-Urinary
47	Kufs’ disease	Other Nervous System
47	Kugelberg-Welander disease	Other Nervous System
38	Kwashiorkor	Nutritional, Metabolic & Immunity Disorders
17	Kyasanur Forest Disease	Other Infective or Parasitic Diseases
38	Kynureninase defects	Nutritional, Metabolic & Immunity Disorders
81	Kyphoscoliosis wo heart disease	Other Skin & Musculoskeletal Diseases
52	Kyphoscolitic heart disease	Other Heart Disease
47	Labyrinth Ischemia	Other Nervous System
38	Lactic acidosis	Nutritional, Metabolic & Immunity Disorders
13	Langat encephalitis	Encephalitis
63	Laryngitis	Other Respiratory
63	Laryngopharyngitis	Other Respiratory
63	Laryngotracheitis	Other Respiratory
23	Larynx Cancer	Cancer — Larynx
38	Launois-Bensaude’s lipomatosis	Nutritional, Metabolic & Immunity Disorders
82	laurence-Moon-Biedl syndrome	Congenital Anomalies
40	LAV	AIDS
52	Left bundle branch hemiblock	Other Heart Disease
81	Leg Ischemia	Other Skin & Musculoskeletal Diseases
98	Legal execution	Homicide
30	Leiomysarcoma	Cancer — Bone, Cartilage
17	Leishmaniasis	Other Infective or Parasitic Diseases
17	Lepromatous	Other Infective or Parasitic Diseases
17	Leprosy	Other Infective or Parasitic Diseases
17	Leptospirosis	Other Infective or Parasitic Diseases
54	Leriche’s syndrome	Arteries, Arterioles, Capillaries
38	Lesch-Nyhan syndrome	Nutritional, Metabolic & Immunity Disorders
54	Lethal midline granuloma	Arteries, Arterioles, Capillaries
33	Letterer-Siwe disease	Lymphosarcoma, Etc
38	Leucine-Induced hypoglycemia	Nutritional, Metabolic & Immunity Disorders
38	Leucinosis	Nutritional, Metabolic & Immunity Disorders
32	Leukemia	Leukemia
47	Leukodystrophy	Other Nervous System
77	Leukoplakia of penis	Other Genito-Urinary
72	Leukoplakiaa of esophagus	Other Digestive Diseases
33	Leukosarcoma	Lymphosarcoma, Etc
33	Leumkemis reticuloendotheliosis	Lymphosarcoma, Etc
81	Libman-Sacks disease	Other Skin & Musculoskeletal Diseases
18	Lip Cancer	Cancer — Mouth, Throat, Pharynx
38	Lipidoses	Nutritional, Metabolic & Immunity Disorders
38	Lipochondrodystrophy	Nutritional, Metabolic & Immunity Disorders
38	Lipodystrophy	Nutritional, Metabolic & Immunity Disorders
38	Lipoid dermatoarthritis	Nutritional, Metabolic & Immunity Disorders
38	Lipoid dermatoarthritis	Nutritional, Metabolic & Immunity Disorders
38	Lipoid storage disease	Nutritional, Metabolic & Immunity Disorders
38	Lipoprotein deficiencies	Nutritional, Metabolic & Immunity Disorders
38	Liposynovitis prepatellaris	Nutritional, Metabolic & Immunity Disorders
17	Listeriosis	Other Infective or Parasitic Diseases
47	Little’s disease	Other Nervous System
72	Liver — abscess	Other Digestive Diseases
31	Liver Cancer	Cancer — Other
72	Liver Failure	Other Digestive Diseases
72	Liver Infarction	Other Digestive Diseases
17	Lobomycosis	Other Infective or Parasitic Diseases
57	Lobular pneumonia	Pneumonia
63	Loffler’s syndrome	Other Respiratory

Benefit Payments Procedure Manual
Ordinary Life Claims

13	Louping ill	Encephalitis
15	Louse-borne typhus	Typhus and Ricketsiosis
81	Lower extremity ischemia	Other Skin & Musculoskeletal Diseases
52	Lown-Ganong-Levine syndrome	Other Heart Disease
24	Lung Cancer	Cancer — Lung, Trachea
52	Lung Infarction	Other Heart Disease
62	Lung pleurisy	Pleurisy
63	Lung Sarcoidosis	Other Respiratory
81	Lupus erythematodes	Other Skin & Musculoskeletal Diseases
81	Lupus erythematosis	Other Skin & Musculoskeletal Diseases
81	Lyell’s syndrome	Other Skin & Musculoskeletal Diseases
55	Lymph Node Infarction	Veins, Other Circulatory
79	Lymphadenitis	Skin Infections
40	Lymphadenopathy associated virus	AIDS
55	Lymphangiectasis	Veins, Other Circulatory
55	Lymphangitis	Veins, Other Circulatory
33	Lymphatic Cancer	Lymphosarcoma, Etc
55	Lymphedema	Veins, Other Circulatory
17	Lymphocytic choriomeningitis	Other Infective or Parasitic Diseases
36	Lymphocytic thyroiditis	Thyrotoxicosis
32	Lymphoid Leukemia	Leukemia
33	Lymphosarcoma	Lymphosarcoma, Etc
32	Lymphosarcoma cell leukemia	Leukemia
38	Macroglobulinemia	Nutritional, Metabolic & Immunity Disorders
17	Madura foot	Other Infective or Parasitic Diseases
16	Malaria	Malaria
51	Malignant hypertension	Hypertensive Disease
72	Mallory-Weiss syndrome	Other Digestive Diseases
38	Malnutrition	Nutritional, Metabolic & Immunity Disorders
30	Mandible Cancer	Cancer — Bone, Cartilage
41	Manic Depression	Mental, Drugs, Alcohol
38	Mannosidosis	Nutritional, Metabolic & Immunity Disorders
38	Maple syrup urine disease	Nutritional, Metabolic & Immunity Disorders
54	Marable’s syndrome	Arteries, Arterioles, Capillaries
82	Marcus-Gunn syndrome	Congenital Anomalies
82	Marfan’s syndrome	Congenital Anomalies
38	Maroteaux-Lamy syndrome	Nutritional, Metabolic & Immunity Disorders
33	Mastocytoma	Lymphosarcoma, Etc
46	Mastoiditis	Otitis media and mastoiditis
38	McArdle’s disease	Nutritional, Metabolic & Immunity Disorders
54	MCLS	Arteries, Arterioles, Capillaries
14	Measles	Measles
21	Meckel’s Diverticulus	Cancer — Colon, Cecum, Sigmoid
63	Mediastinal emphysema	Other Respiratory
63	Mediastinitis	Other Respiratory
52	Mediastinopericarditis	Other Heart Disease
53	Medullary Infarction	Cerebrovascular Diseases
47	Medullary Paralysis	Other Nervous System
32	Megakaryocytic myelosis	Leukemia
29	Melanocarcinoma	Cancer — Skin, Melanoma
29	Melanoma	Cancer — Skin, Melanoma
72	Melena	Other Digestive Diseases
17	Melioidosis	Other Infective or Parasitic Diseases
53	Meningeal hemorrhage	Cerebrovascular Diseases
43	Meningitis	Meningitis
10	Meningococcal carditis	Meningococcal Infection
10	Meningococcal Infection	Meningococcal Infection

Benefit Payments Procedure Manual
Ordinary Life Claims

10	Meningococcal meningitis	Meningococcal Infection
47	Meningoencephalitis	Other Nervous System
47	Meningomyelitis	Other Nervous System
41	Mental Retardation	Mental, Drugs, Alcohol
69	Mesenteric Embolus	Gastgro-enteritis, Colitis
69	Mesenteric infarction	Gastgro-enteritis, Colitis
72	Mesenteric saponiication	Other Digestive Diseases
38	Metabolic acidosis	Nutritional, Metabolic & Immunity Disorders
38	Metabolic alkalosis	Nutritional, Metabolic & Immunity Disorders
17	Metagonimiasis	Other Infective or Parasitic Diseases
31	Metastatic Adenocarcinoma	Cancer — Other
38	Methioninemia	Nutritional, Metabolic & Immunity Disorders
50	MI	Ischemic & Coronary Heart Disease
82	Microcephalus	Congenital Anomalies
50	Microinfarct of heart	Ischemic & Coronary Heart Disease
53	Midbrain Infarction	Cerebrovascular Diseases
2	Miliary tuberculosis	Tuberculosis — Nonrespiratory
38	Mineral deficiency	Nutritional, Metabolic & Immunity Disorders
39	Minkowski-chauffad syndrome	Anemia, Thalassemia
50	Mitral insufficiency	Ischemic & Coronary Heart Disease
50	Mitral regurgitation	Ischemic & Coronary Heart Disease
50	Mitral stenosis	Ischemic & Coronary Heart Disease
50	Mitral valve disorder	Ischemic & Coronary Heart Disease
49	Mitral valve insufficiency	Rheumatic Heart Disease
52	Mobitz atrioventricular block	Other Heart Disease
54	Monckeberg’s sclerosis	Arteries, Arterioles, Capillaries
55	Mondor’s disease	Veins, Other Circulatory
82	Mongolism	Congenital Anomalies
38	Monoclonal gammopathy	Nutritional, Metabolic & Immunity Disorders
38	Monoclonal paraproteinemia	Nutritional, Metabolic & Immunity Disorders
32	Monocytic leukemia	Leukemia
17	Mononucleosis	Other Infective or Parasitic Diseases
38	Morbid obesity	Nutritional, Metabolic & Immunity Disorders
14	Morbilli	Measles
52	Morbus cordis	Other Heart Disease
38	Morquio-Brailsford disease	Nutritional, Metabolic & Immunity Disorders
54	Moschcowitz’s syndrome	Arteries, Arterioles, Capillaries
13	Mosquito-borne viral encephalitis	Encephalitis
47	Motor neuron disease	Other Nervous System
88	Motor Vehicle Accidents	Motor Vehicle Accidents
18	Mouth Cancer	Cancer — Mouth, Throat, Pharynx
53	Moyamoya disease	Cerebrovascular Diseases
17	Mucocormycosis	Other Infective or Parasitic Diseases
54	Mucocutaneous lymph node syndrome	Arteries, Arterioles, Capillaries
38	Mucolipidosis III	Nutritional, Metabolic & Immunity Disorders
37	Mucopolysaccharidosis	Diabetes Mellitus — Endocrine Disorders
38	Mucopolysaccharidosis	Nutritional, Metabolic & Immunity Disorders
38	Mucoviscidosis	Nutritional, Metabolic & Immunity Disorders
31	Multiform Cancer	Cancer — Other
87	Multiple Medical Conditions	Unknown Causes & Ill-Defined Causes
33	Multiple myeloma	Lymphosarcoma, Etc
87	Multiple Organ Failure	Unknown Causes & Ill-Defined Causes
44	Multiple Sclerosis	Multiple Sclerosis
63	Multiple Upper Respiratory Infections	Other Respiratory
63	Multiple URI	Other Respiratory
87	Multi-System Failure	Unknown Causes & Ill-Defined Causes
17	Mumps	Other Infective or Parasitic Diseases

Benefit Payments Procedure Manual
Ordinary Life Claims

98	Murder	Homicide
47	Muscular dystrophy	Other Nervous System
47	Myasthenia gravis	Other Nervous System
33	Mycosis fungoides	Lymphosarcoma, Etc
47	Myelitis	Other Nervous System
47	Myelitis — transverse	Other Nervous System
32	Myeloid leukemia	Leukemia
32	Myeloid Sarcoma	Leukemia
33	Myeloproliferative syndrome	Lymphosarcoma, Etc
52	Myocardial decompensation	Other Heart Disease
52	Myocardial decomposition	Other Heart Disease
52	Myocardial degeneration	Other Heart Disease
52	Myocardial disease	Other Heart Disease
52	Myocardial failure	Other Heart Disease
50	Myocardial Failure — possible infarction	Ischemic & Coronary Heart Disease
50	Myocardial Failure — with arteriosclerosis	Ischemic & Coronary Heart Disease
50	Myocardial Infarction	Ischemic & Coronary Heart Disease
52	Myocardial Insufficiency	Other Heart Disease
50	Myocardial Ischemia	Ischemic & Coronary Heart Disease
52	Myocardiopathy	Other Heart Disease
52	Myocarditis	Other Heart Disease
52	Myocarditis with arteriosclerosis	Other Heart Disease
52	Myocarditis without arteriosclerosis	Other Heart Disease
47	Myoconic epilepsy	Other Nervous System
52	Myoendocarditis	Other Heart Disease
47	Myoneural disorder	Other Nervous System
52	Myopericarditis	Other Heart Disease
81	Myositis	Other Skin & Musculoskeletal Diseases
36	Myxedema	Thyrotoxicosis
31	Nasal Cavity Cancer	Cancer — Other
63	Nasal polyps	Other Respiratory
63	Nasopharyngitis	Other Respiratory
18	Nasopharynx Cancer	Cancer — Mouth, Throat, Pharynx
87	Natural Causes	Unknown Causes & Ill-Defined Causes
17	Necrobacillosis	Other Infective or Parasitic Diseases
54	Necrosis of artery	Arteries, Arterioles, Capillaries
80	Necrosis of bone	Osteomyelitis, periostitis
69	Necrosis of intestine	Gastgro-enteritis, Colitis
72	Necrosis of liver	Other Digestive Diseases
72	Necrosis of pancreas	Other Digestive Diseases
61	Necrotic pneumonia	Emphysema
54	Necrotizing angiitis	Arteries, Arterioles, Capillaries
73	Nephritis	Nephritis, Renal Scleroris
73	Nephritis — Kidney	Nephritis, Renal Scleroris
38	Nephrocalcinosis	Nutritional, Metabolic & Immunity Disorders
73	Nephrogenic diabetes insipidus	Nephritis, Renal Scleroris
75	Nephrolithiasis	Urinary System Infections
73	Nephropathy	Nephritis, Renal Scleroris
77	Nephroptosis	Other Genito-Urinary
51	Nephrosclerosis	Hypertensive Disease
51	Nephrosclerosis — Hypertensive	Hypertensive Disease
73	Nephrotic syndrome	Nephritis, Renal Scleroris
87	Nerves	Unknown Causes & Ill-Defined Causes
47	Neurological disorders	Other Nervous System
47	Neuromyelitis optica	Other Nervous System
47	Neuropathic muscular atrophy	Other Nervous System
3	Neurosyphilis	Syphilis

Benefit Payments Procedure Manual
Ordinary Life Claims

32	Neutrophilic leukemia	Leukemia
54	Nevus Non-neoplastic	Arteries, Arterioles, Capillaries
38	Nezelof’s syndrome	Nutritional, Metabolic & Immunity Disorders
38	Nieman-Pick disease	Nutritional, Metabolic & Immunity Disorders
38	Nieman-Pick splenomegaly	Nutritional, Metabolic & Immunity Disorders
101	No Cause Listed	Incomplete Death Certificate
100	No Death Certificate	No Death Certificate
36	Nodular Goiter	Thyrotoxicosis
43	Nonpyogenic meningitis	Meningitis
35	Nontoxic goiter	Goiter
50	Nontransmural Infarction	Ischemic & Coronary Heart Disease
72	Nontropical sprue	Other Digestive Diseases
38	Nutritional atrophy	Nutritional, Metabolic & Immunity Disorders
38	Nutritional dwarfism	Nutritional, Metabolic & Immunity Disorders
38	Nutritional marasmus	Nutritional, Metabolic & Immunity Disorders
38	Oasthouse urine disease	Nutritional, Metabolic & Immunity Disorders
38	Obesity	Nutritional, Metabolic & Immunity Disorders
52	Obliterative pericarditis	Other Heart Disease
72	Obstruction of bile duct	Other Digestive Diseases
72	Obstruction of esophagus	Other Digestive Diseases
71	Obstruction of gallbladder	Cholelithiasis, Cholecystitis
67	Obstruction of intestine or colon	Intestinal Obstruction, Hernia
52	Obstructive cardiomyopathy	Other Heart Disease
77	Obstructive uropathy	Other Genito-Urinary
72	Occlusion of bile duct	Other Digestive Diseases
53	Occlusion of cerebral arteries	Cerebrovascular Diseases
67	Occulsion of intestine or colon	Intestinal Obstruction, Hernia
38	Ochronosis	Nutritional, Metabolic & Immunity Disorders
87	Old age	Unknown Causes & Ill-Defined Causes
47	Olivopontocerebellar atrophy or degeneration	Other Nervous System
69	Omentum Infarction	Gastgro-enteritis, Colitis
17	Omsk hemorrhagic fever	Other Infective or Parasitic Diseases
17	Opisthorchiasis	Other Infective or Parasitic Diseases
72	Oral Cavity Diseases	Other Digestive Diseases
47	Orbital cellulitis	Other Nervous System
47	Orbital osteomyelitis	Other Nervous System
47	Orbital periostitis	Other Nervous System
77	Orchitis	Other Genito-Urinary
85	Organic Brain Disease	Senility
41	Organic Brain Syndrome	Mental, Drugs, Alcohol
52	Organic Heart Disease	Other Heart Disease
17	Ornithosis	Other Infective or Parasitic Diseases
18	Oropharyngeal Cancer	Cancer — Mouth, Throat, Pharynx
18	Oropharynx Cancer	Cancer — Mouth, Throat, Pharynx
55	Orthostatic hypotension	Veins, Other Circulatory
81	Osteoarthrosis	Other Skin & Musculoskeletal Diseases
38	Osteochondrodystrophy	Nutritional, Metabolic & Immunity Disorders
38	Osteomalacia	Nutritional, Metabolic & Immunity Disorders
80	Osteomyelitis	Osteomyelitis, periostitis
81	Osteoporosis	Other Skin & Musculoskeletal Diseases
17	Other Infective or Parasitic Diseases	Other Infective or Parasitic Diseases
46	Otitis media	Otitis media and mastoiditis
31	Ovarian Cancer	Cancer — Other
31	Ovary Cancer	Cancer — Other
77	Ovary Infarction	Other Genito-Urinary
38	Oxalosis	Nutritional, Metabolic & Immunity Disorders
25	Paget’s Disease of Breast	Cancer — Breast

Benefit Payments Procedure Manual
Ordinary Life Claims

81	Paget’s disease of the bone	Other Skin & Musculoskeletal Diseases
54	Panarteritis	Arteries, Arterioles, Capillaries
31	Pancreas Cancer	Cancer — Other
72	Pancreas Infarction	Other Digestive Diseases
72	Pancreatic diseases	Other Digestive Diseases
72	Pancreatic steatorrhea	Other Digestive Diseases
72	Pancreatitis	Other Digestive Diseases
72	Pancreatolithiasis	Other Digestive Diseases
37	Panhypopituitarism	Diabetes Mellitus — Endocrine Disorders
52	Papillary muscle disorder	Other Heart Disease
67	Paraesophageal hernia	Intestinal Obstruction, Hernia
17	Paragonimiasis	Other Infective or Parasitic Diseases
57	Parainfluenza	Pneumonia
63	paralysis of diaphragm	Other Respiratory
67	paralytic ileus	Intestinal Obstruction, Hernia
31	Parametrium Cancer	Cancer — Other
41	Paranoid Schizophrenia	Mental, Drugs, Alcohol
47	Paraplegia	Other Nervous System
38	Paraproteinemia	Nutritional, Metabolic & Immunity Disorders
17	parascarlatina	Other Infective or Parasitic Diseases
31	Parathyroid Cancer	Cancer — Other
37	Parathyroid gland disorder	Diabetes Mellitus — Endocrine Disorders
37	Parathyroiditis	Diabetes Mellitus — Endocrine Disorders
4	Paratyphoid Fever	Typhoid
72	Parenchymatous degeneration of liver	Other Digestive Diseases
47	Parkinson’s disease	Other Nervous System
47	Paroxysmal choreo-athetosis	Other Nervous System
52	Paroxysmal supraventricular tachycardia	Other Heart Disease
52	Paroxysmal ventricular tachycardia	Other Heart Disease
45	Partial epilepsy	Epilepsy
63	Passive pneumonia	Other Respiratory
17	Pasteurellosis	Other Infective or Parasitic Diseases
82	Patau’s syndrome	Congenital Anomalies
47	Pelizaeus-Merzbaher disease	Other Nervous System
38	Pellagra	Nutritional, Metabolic & Immunity Disorders
38	Pellagra — Alcoholic	Nutritional, Metabolic & Immunity Disorders
64	Peptic ulcer	Ulcer, Gastric Hemorrhage
72	Perforation of bile duct	Other Digestive Diseases
72	Perforation of esophagus	Other Digestive Diseases
71	Perforation of gallbladder	Cholelithiasis, Cholecystitis
72	Perforation of intestine	Other Digestive Diseases
72	Perianal abscess	Other Digestive Diseases
54	Periarteritis	Arteries, Arterioles, Capillaries
52	Pericardial effusion	Other Heart Disease
52	Pericarditis	Other Heart Disease
52	Periendocarditis	Other Heart Disease
74	Perinephric abscess	Kidney Infections
47	Periorbital cellulitis	Other Nervous System
80	Periostitis	Osteomyelitis, periostitis
54	Peripheral angiopathy	Arteries, Arterioles, Capillaries
47	Peripheral neuropathy — heriditary	Other Nervous System
54	Peripheral vascular disease	Arteries, Arterioles, Capillaries
55	Periphlebitis	Veins, Other Circulatory
72	Perirectal abscess	Other Digestive Diseases
72	Peritoneal adhesions	Other Digestive Diseases
67	Peritoneal adhesions with obstruction	Intestinal Obstruction, Hernia
72	peritoneal cyst	Other Digestive Diseases

Benefit Payments Procedure Manual
Ordinary Life Claims

72	Peritoneal effusion	Other Digestive Diseases
31	Peritoneum Cancer	Cancer — Other
72	Peritonitis	Other Digestive Diseases
47	Peroneal muscular atrophy	Other Nervous System
9	Pertussis	Whooping Cough
45	Petit mal epilepsy	Epilepsy
46	Petrositis	Otitis media and mastoiditis
38	Pharyngeal pouch syndrome	Nutritional, Metabolic & Immunity Disorders
63	Pharyngitis	Other Respiratory
17	Pharyngoconjunctival fever	Other Infective or Parasitic Diseases
18	Pharynx Cancer	Cancer — Mouth, Throat, Pharynx
38	Phenylketonuria	Nutritional, Metabolic & Immunity Disorders
55	Phlebitis	Veins, Other Circulatory
72	Phlebitis of portal vein	Other Digestive Diseases
55	Phlebosclerosis	Veins, Other Circulatory
17	Phlebotomus fever	Other Infective or Parasitic Diseases
73	Phosphate-losing tubular disorder	Nephritis, Renal Scleroris
17	Phycomycosis	Other Infective or Parasitic Diseases
47	Pick’s Disease	Other Nervous System
52	Pick’s disease of heart & liver	Other Heart Disease
38	Pigmentary cirrhosis (of liver)	Nutritional, Metabolic & Immunity Disorders
31	Pineal Gland Cancer	Cancer — Other
38	Pipecolic acidemia	Nutritional, Metabolic & Immunity Disorders
37	Pituitary disorders	Diabetes Mellitus — Endocrine Disorders
37	Pituitary Infarction	Diabetes Mellitus — Endocrine Disorders
38	PKU (Phenylketonuria)	Nutritional, Metabolic & Immunity Disorders
27	Placenta Cancer	Cancer — Other Uterine
33	Plasma cell leukemia	Lymphosarcoma, Etc
33	Plasmacytic leukemia	Lymphosarcoma, Etc
24	Pleura Cancer	Cancer — Lung, Trachea
62	Pleural effusion	Pleurisy
62	Pleural effusion	Pleurisy
61	Pleurisy	Emphysema
57	Pleurobronchopneumonia	Pneumonia
52	Pleuropericarditis	Other Heart Disease
43	Pneumococcal meningitis	Meningitis
52	Pneumococcal myocarditis	Other Heart Disease
72	Pneumococcal peritonitis	Other Digestive Diseases
62	Pneumococcal pleurisy	Pleurisy
57	Pneumococcal pneumonia	Pneumonia
7	Pneumococcal septicemia	Septicemia
57	Pneumonia	Pneumonia
52	Pneumopericarditis	Other Heart Disease
57	Pneumosepsis	Pneumonia
63	Pneumothorax	Other Respiratory
12	Polio	Poliomyelitis
12	Poliomyelitis	Poliomyelitis
12	Poliovirus	Poliomyelitis
54	Polyarteritis nodosa	Arteries, Arterioles, Capillaries
38	Polyclonal hypergammaglobulinemia	Nutritional, Metabolic & Immunity Disorders
81	Polymyositis	Other Skin & Musculoskeletal Diseases
38	Pompe’s disease	Nutritional, Metabolic & Immunity Disorders
53	Pontine infarction	Cerebrovascular Diseases
38	Porphyria	Nutritional, Metabolic & Immunity Disorders
38	Porphyrinuria	Nutritional, Metabolic & Immunity Disorders
72	Portal pyemia	Other Digestive Diseases
72	Portal thrombophlebitis	Other Digestive Diseases

Benefit Payments Procedure Manual
Ordinary Life Claims

55	Portal vein obstruction	Veins, Other Circulatory
55	Portal vein thrombosis	Veins, Other Circulatory
72	Portal-system encephalopathy	Other Digestive Diseases
52	Postcardiotomy syndrome	Other Heart Disease
72	Postcholecystectomy syndrome	Other Digestive Diseases
55	Postmastectomy lymphedema syndrome	Veins, Other Circulatory
77	Postoperative urethral stricture	Other Genito-Urinary
37	Postpancreatectomy hyperglycemia	Diabetes Mellitus — Endocrine Disorders
55	Postphlebitic syndrome	Veins, Other Circulatory
65	Postpyloric Ulcer	Duodenal Ulcer
55	Postural hypotension	Veins, Other Circulatory
77	Postural proteinuria	Other Genito-Urinary
52	Postvalvulotomy syndrome	Other Heart Disease
38	Potassium excess, intoxication, overload	Nutritional, Metabolic & Immunity Disorders
2	Pott’s Disease	Tuberculosis — Nonrespiratory
13	Powassan encephalitis	Encephalitis
78	Pregnancy Complications	Complications of Pregnancy
54	Presenile gangrene	Arteries, Arterioles, Capillaries
36	Primary thyroid hyperplasia	Thyrotoxicosis
72	Proctoptosis	Other Digestive Diseases
40	Prodromal AIDs	AIDS
47	Progressive bulbar palsy	Other Nervous System
81	Progressive collagen disease	Other Skin & Musculoskeletal Diseases
38	Progressive lipodystrophy	Nutritional, Metabolic & Immunity Disorders
47	Progressive muscular atrophy	Other Nervous System
77	Prolapse of urethra	Other Genito-Urinary
72	Proliferative peritonitis	Other Digestive Diseases
38	Prolinemia	Nutritional, Metabolic & Immunity Disorders
38	Prolinuria	Nutritional, Metabolic & Immunity Disorders
28	Prostate Cancer	Cancer — Prostate
77	Prostate Infarction	Other Genito-Urinary
76	Prostatic obstruction	Hyperplasia of Prostate
77	Prostatitis	Other Genito-Urinary
77	Prostatocystitis	Other Genito-Urinary
38	Protocoproporphyria	Nutritional, Metabolic & Immunity Disorders
38	Protoporphyria	Nutritional, Metabolic & Immunity Disorders
5	Protozoal intestinal diseases	Intestinal Infections — Other
38	Pseudo-Hurler’s disease	Nutritional, Metabolic & Immunity Disorders
38	Pseudohypoparathyroidism	Nutritional, Metabolic & Immunity Disorders
38	Pseudopseudohypoparathryoidism	Nutritional, Metabolic & Immunity Disorders
63	Pulmolithiasis	Other Respiratory
63	Pulmonary alveolar microlithiasis	Other Respiratory
63	Pulmonary alveolar proteinosis	Other Respiratory
52	Pulmonary apoplexy	Other Heart Disease
52	Pulmonary arteritis	Other Heart Disease
54	Pulmonary atherosclerosis	Arteries, Arterioles, Capillaries
63	Pulmonary collapse	Other Respiratory
63	Pulmonary congestion	Other Respiratory
63	Pulmonary decompensation	Other Respiratory
63	Pulmonary edema	Other Respiratory
52	Pulmonary edema due to heart failure	Other Heart Disease
63	Pulmonary edema (no heart failure)	Other Respiratory
52	Pulmonary embolism	Other Heart Disease
63	Pulmonary emphysema	Other Respiratory
52	Pulmonary endarteritis	Other Heart Disease
63	Pulmonary eosinophilia	Other Respiratory
63	Pulmonary Fibrosis	Other Respiratory

Benefit Payments Procedure Manual
Ordinary Life Claims

61	Pulmonary gangrene	Emphysema
52	Pulmonary heart disease	Other Heart Disease
52	Pulmonary hypertension	Other Heart Disease
63	Pulmonary infarction	Other Respiratory
52	Pulmonary Infarction	Other Heart Disease
63	Pulmonary insufficiency	Other Respiratory
61	Pulmonary necrosis	Emphysema
52	Pulmonary thrombosis	Other Heart Disease
1	Pulmonary Tuberculosis	Tuberculosis — Respiratory System
50	Pulmonary valve disorders	Ischemic & Coronary Heart Disease
52	Pulmonary vessel rupture	Other Heart Disease
54	Pulseless disease	Arteries, Arterioles, Capillaries
61	Purulent pleurisy	Emphysema
74	Pyelitis	Kidney Infections
74	Pyelonephritis	Kidney Infections
74	Pyeloureteritis cystica	Kidney Infections
45	Pykno-epilepsy	Epilepsy
72	Pylephlebitis	Other Digestive Diseases
72	Pylethrombophlebitis	Other Digestive Diseases
72	Pylorspasm	Other Digestive Diseases
20	Pylorus Cancer	Cancer — Stomach
81	Pyogenic arthritis	Other Skin & Musculoskeletal Diseases
52	Pyopericardium	Other Heart Disease
61	Pyopneumothorax	Emphysema
61	Pyothorax	Emphysema
38	Pyridoxal deficiency	Nutritional, Metabolic & Immunity Disorders
38	Pyridoxamine deficiency	Nutritional, Metabolic & Immunity Disorders
38	Pyridoxine deficiency	Nutritional, Metabolic & Immunity Disorders
38	Pyrroloporphyria	Nutritional, Metabolic & Immunity Disorders
77	Pyuria	Other Genito-Urinary
15	Q Fever	Typhus and Ricketsiosis
17	Rabies	Other Infective or Parasitic Diseases
17	Rat-bite Fever	Other Infective or Parasitic Diseases
54	Raynaud’s syndrome	Arteries, Arterioles, Capillaries
22	Rectal Cancer	Cancer — Rectum, Recto Sigmoid
72	Rectal prolapse	Other Digestive Diseases
22	Recto sigmoid Cancer	Cancer — Rectum, Recto Sigmoid
72	Rectovaginal fistula	Other Digestive Diseases
22	Rectum Cancer	Cancer — Rectum, Recto Sigmoid
70	Recurrent hepatitis	Cirrhosis of Liver
47	Refsum’s disease	Other Nervous System
69	Regional enteritis	Gastgro-enteritis, Colitis
17	Reiter’s disease	Other Infective or Parasitic Diseases
74	Renal abscess	Kidney Infections
77	Renal artery embolism	Other Genito-Urinary
77	Renal artery hemorrhage	Other Genito-Urinary
77	Renal artery thrombosis	Other Genito-Urinary
54	Renal atherosclerosis	Arteries, Arterioles, Capillaries
31	Renal Cell Cancer	Cancer — Other
38	Renal diabetes	Nutritional, Metabolic & Immunity Disorders
77	Renal disease	Other Genito-Urinary
77	Renal Failure	Other Genito-Urinary
38	Renal glycosuria	Nutritional, Metabolic & Immunity Disorders
77	Renal infarction	Other Genito-Urinary
77	Renal insufficiency	Other Genito-Urinary
77	Renal ischemia	Other Genito-Urinary
73	Renal osteodystrophy	Nephritis, Renal Scleroris

Benefit Payments Procedure Manual
Ordinary Life Claims

73	Renal sclerosis	Nephritis, Renal Scleroris
51	Renal sclerosis with hypertension	Hypertensive Disease
75	Renal stone	Urinary System Infections
54	Rendu-Osler-Weber disease	Arteries, Arterioles, Capillaries
38	Respiratory acidosis	Nutritional, Metabolic & Immunity Disorders
38	Respiratory alkalosis	Nutritional, Metabolic & Immunity Disorders
87	Respiratory arrest	Unknown Causes & Ill-Defined Causes
63	Respiratory failure	Other Respiratory
54	Respiratory granulomatosis	Arteries, Arterioles, Capillaries
1	Respiratory Tuberculosis	Tuberculosis — Respiratory System
33	Reticulosarcoma	Lymphosarcoma, Etc
33	Reticulus cell sarcoma	Lymphosarcoma, Etc
47	Retinal Ischemia	Other Nervous System
31	Retroperitoneum Cancer	Cancer — Other
47	Reye’s Syndrome	Other Nervous System
81	Rhabdomyolysis	Other Skin & Musculoskeletal Diseases
30	Rhabdomyosarcoma	Cancer — Bone, Cartilage
49	Rheumatic aortic insufficiency	Rheumatic Heart Disease
49	Rheumatic aortic stenosis	Rheumatic Heart Disease
48	Rheumatic chorea	Rheumatic Fever
49	Rheumatic endocarditis	Rheumatic Heart Disease
48	Rheumatic Fever	Rheumatic Fever
49	Rheumatic Heart Disease	Rheumatic Heart Disease
49	Rheumatic mitral insufficiency	Rheumatic Heart Disease
49	Rheumatic myocarditis	Rheumatic Heart Disease
49	Rheumatic pericarditis	Rheumatic Heart Disease
49	Rheumatic Tricuspid Valve Insufficiency	Rheumatic Heart Disease
81	Rheumatoid arthritis	Other Skin & Musculoskeletal Diseases
81	Rheumatoid carditis	Other Skin & Musculoskeletal Diseases
17	Rhinoscleroma	Other Infective or Parasitic Diseases
30	Rhomdbomyosarcoma	Cancer — Bone, Cartilage
38	Riboflavin deficiency	Nutritional, Metabolic & Immunity Disorders
38	Rickets	Nutritional, Metabolic & Immunity Disorders
15	Ricketsiosis	Typhus and Ricketsiosis
15	Rickettsialpox	Typhus and Ricketsiosis
36	Riedel’s Thyroiditis	Thyrotoxicosis
52	Right bundle branch hemiblock	Other Heart Disease
82	Riley-Day syndrome	Congenital Anomalies
81	Ritter’s disease	Other Skin & Musculoskeletal Diseases
15	Rocky Mountain spotted fever	Typhus and Ricketsiosis
38	Rotor’s syndrome	Nutritional, Metabolic & Immunity Disorders
17	Rubella	Other Infective or Parasitic Diseases
14	Rubeola	Measles
54	Rupture of artery	Arteries, Arterioles, Capillaries
72	Rupture of bile duct	Other Digestive Diseases
77	Rupture of bladder	Other Genito-Urinary
52	Rupture of chordae tendineae	Other Heart Disease
77	Rupture of diverticulum — bladder	Other Genito-Urinary
69	Rupture of diverticulum — intestine	Gastgro-enteritis, Colitis
52	Rupture of papillary muscle	Other Heart Disease
52	Rupture of pulmonary vessel	Other Heart Disease
53	Ruptured blood vessel in brain	Cerebrovascular Diseases
38	Saccharopinuria	Nutritional, Metabolic & Immunity Disorders
54	Saddle embolus	Arteries, Arterioles, Capillaries
18	Salivary gland Cancer	Cancer — Mouth, Throat, Pharynx
72	Salivary Gland Diseases	Other Digestive Diseases
5	Salmonella Infections	Intestinal Infections — Other

Benefit Payments Procedure Manual
Ordinary Life Claims

5	Salmonella septicemia	Intestinal Infections — Other
38	Sanfilippo’s syndrome	Nutritional, Metabolic & Immunity Disorders
52	Sarcoidosis — cardiac	Other Heart Disease
63	Sarcoidosis — Lung	Other Respiratory
38	Sarcosinemia	Nutritional, Metabolic & Immunity Disorders
6	Scarlet Fever	Scarlet Fever & Strep Throat
38	Scheie’s syndrome	Nutritional, Metabolic & Immunity Disorders
47	Schilder’s disease	Other Nervous System
17	Schistosomiasis	Other Infective or Parasitic Diseases
41	Schizophrenic disorders	Mental, Drugs, Alcohol
81	Scleroderma	Other Skin & Musculoskeletal Diseases
80	Sclerosinmg osteomyelitis of Garre	Osteomyelitis, periostitis
39	Scorbutic anemia	Anemia, Thalassemia
67	Scrotal hernia	Intestinal Obstruction, Hernia
77	Scrotal Infection	Other Genito-Urinary
38	Scurvy	Nutritional, Metabolic & Immunity Disorders
57	Segmental pneumonia	Pneumonia
45	Seizure Disorder	Epilepsy
97	Self-Inflicted Injury	Suicide
85	Senescence	Senility
54	Senile arteritis	Arteries, Arterioles, Capillaries
85	Senile asthenia	Senility
85	Senile debility	Senility
54	Senile endarteritis	Arteries, Arterioles, Capillaries
85	Senile exhaustion	Senility
85	Senility	Senility
47	Sensory neuropathy — heriditary	Other Nervous System
7	Sepsis	Septicemia
52	Septic endocarditis	Other Heart Disease
52	septic myocarditis	Other Heart Disease
61	Septic pleurisy	Emphysema
63	Septic tonsillitis	Other Respiratory
7	Septicemia	Septicemia
80	Sequestrum of bone	Osteomyelitis, periostitis
61	Seropurulent pleurisy	Emphysema
33	Sezary’s disease	Lymphosarcoma, Etc
5	Shigellosis	Intestinal Infections — Other
47	Shy-Drager syndrome	Other Nervous System
81	Sicca syndrome	Other Skin & Musculoskeletal Diseases
39	Sickle-cell anemia	Anemia, Thalassemia
39	Sickle-cell thalassemia	Anemia, Thalassemia
52	Sinoatrial block	Other Heart Disease
52	Sinoauricular block	Other Heart Disease
63	Sinusitis	Other Respiratory
31	Sipple’s Syndrom	Cancer — Other
81	Sjogren’s disease	Other Skin & Musculoskeletal Diseases
29	Skin Cancer	Cancer — Skin, Melanoma
79	Skin Infection	Skin Infections
69	Small Bowel Ischemia	Gastgro-enteritis, Colitis
21	Small Intestine Cancer	Cancer — Colon, Cecum, Sigmoid
17	Smallpox	Other Infective or Parasitic Diseases
93	Smoke Inhalation — Accidental	Accidental Fires
60	Smokers Cough	Bronchitis
53	Spasm of cerebral arteries	Cerebrovascular Diseases
63	Spasmodic rhinorrhea	Other Respiratory
47	Spielmeyer-Vogt disease	Other Nervous System
82	Spina Bifida	Congenital Anomalies

Benefit Payments Procedure Manual
Ordinary Life Claims

47	Spinal Cord Infarction	Other Nervous System
47	Spinal Cord Ischemia	Other Nervous System
47	Spinal muscular atrophy	Other Nervous System
47	Spinocerebellar disease	Other Nervous System
17	Spirillary fever	Other Infective or Parasitic Diseases
31	Spleen Cancer	Cancer — Other
39	Spleen Infarction	Anemia, Thalassemia
83	Splenomegaly — Bengal	Birth Injuries
39	Splenomegaly — Chronic	Anemia, Thalassemia
39	Splenomegaly — Cirrhotic	Anemia, Thalassemia
83	Splenomegaly — Congenital	Birth Injuries
39	Splenomegaly — Congestive	Anemia, Thalassemia
39	Splenomegaly — Congestive	Anemia, Thalassemia
83	Splenomegaly — Cryptogenic	Birth Injuries
39	Splenomegaly — Neutropenic	Anemia, Thalassemia
39	Splenomegaly — Siderotic	Anemia, Thalassemia
17	Splenomegaly — Syphilitic	Other Infective or Parasitic Diseases
17	Splenomegaly — Tropical	Other Infective or Parasitic Diseases
81	Spontaneous fracture	Other Skin & Musculoskeletal Diseases
55	Spontaneous hemorrhage	Veins, Other Circulatory
75	Staghorn calculus	Urinary System Infections
5	Staphylococcal food poisoning	Intestinal Infections — Other
43	Staphylococcal meningitis	Meningitis
52	Staphylococcal myocarditis	Other Heart Disease
62	Staphylococcal pleurisy	Pleurisy
7	Staphylococcal septicemia	Septicemia
63	Staphylococcal tonsillitis	Other Respiratory
72	Stenosis of bile duct	Other Digestive Diseases
72	Stenosis of esophagus	Other Digestive Diseases
67	Stenosis of intestine or colon	Intestinal Obstruction, Hernia
20	Stomach Cancer	Cancer — Stomach
64	Stomach ulcer	Ulcer, Gastric Hemorrhage
39	Stomatocytosis	Anemia, Thalassemia
67	Strangulated Inguinal hernia	Intestinal Obstruction, Hernia
17	Streptobacillary fever	Other Infective or Parasitic Diseases
6	Streptococal Sore Throat	Scarlet Fever & Strep Throat
43	Streptococcal meningitis	Meningitis
62	Streptococcal pleurisy	Pleurisy
7	Streptococcal septicemia	Septicemia
64	Stress ulcer	Ulcer, Gastric Hemorrhage
72	Stricture of anus	Other Digestive Diseases
54	Stricture of artery	Arteries, Arterioles, Capillaries
72	Stricture of bile duct	Other Digestive Diseases
67	Stricture of intestine or colon	Intestinal Obstruction, Hernia
53	Stroke	Cerebrovascular Diseases
53	Stroke — Basal Ganglia	Cerebrovascular Diseases
36	Struma lymphomatosa	Thyrotoxicosis
53	Subarachnoid hemorrhage	Cerebrovascular Diseases
53	Subclavian steal syndrome	Cerebrovascular Diseases
53	Subdural hematoma	Cerebrovascular Diseases
53	Subdural hemorrhage	Cerebrovascular Diseases
50	Subendocardial infarction	Ischemic & Coronary Heart Disease
50	Subendocardial ischemia	Ischemic & Coronary Heart Disease
23	Subglottis Cancer	Cancer — Larynx
87	Sudden Death	Unknown Causes & Ill-Defined Causes
81	Sudeck’s atrophy	Other Skin & Musculoskeletal Diseases
97	Suicide	Suicide

Benefit Payments Procedure Manual
Ordinary Life Claims

47	Sulfatid lipidosis	Other Nervous System
81	Sunburn	Other Skin & Musculoskeletal Diseases
55	Suppurative phlebitis	Veins, Other Circulatory
23	Supraglottis Cancer	Cancer — Larynx
37	Suprarenal Infarction	Diabetes Mellitus — Endocrine Disorders
30	Synovial Sarcoma	Cancer — Bone, Cartilage
3	Syphilis	Syphilis
3	Syphilitic aortitis	Syphilis
3	Syphilitic encephalitis	Syphilis
3	Syphilitic endocarditis	Syphilis
3	Syphilitic meningitis	Syphilis
3	Syphilitic Parkinsonism	Syphilis
3	Syphilitic Retrobulbar neuritis	Syphilis
47	Syringobulbia	Other Nervous System
47	Syringomyelia	Other Nervous System
81	Systemic lups erythematosus	Other Skin & Musculoskeletal Diseases
81	Systemic sclerosis	Other Skin & Musculoskeletal Diseases
3	Tabes dorsalis	Syphilis
52	Tachycardia	Other Heart Disease
54	Takayasu’s disease	Arteries, Arterioles, Capillaries
47	Tay-Sachs disease	Other Nervous System
69	Terminal Hemorrhagic enteropathy	Gastgro-enteritis, Colitis
54	Termporal arteritis	Arteries, Arterioles, Capillaries
99	Terrorism	War
31	Testicular Cancer	Cancer — Other
31	Testis Cancer	Cancer — Other
77	Testis Infarction	Other Genito-Urinary
11	Tetanus	Tetanus
39	Thalassemia	Anemia, Thalassemia
62	Thickening of pleura	Pleurisy
54	Thoracic aneurysm	Arteries, Arterioles, Capillaries
54	Thromboangiitis obliterans	Arteries, Arterioles, Capillaries
32	Thrombocytic leukemia	Leukemia
55	Thrombophlebitis	Veins, Other Circulatory
55	Thrombophlebitis migrans	Veins, Other Circulatory
55	Thrombophlebitis of breast	Veins, Other Circulatory
55	Thrombosis	Veins, Other Circulatory
55	Thrombosis	Veins, Other Circulatory
53	Thrombosis of basilar artery	Cerebrovascular Diseases
53	Thrombosis of carotid artery	Cerebrovascular Diseases
69	Thrombosis of mesenteric artery	Gastgro-enteritis, Colitis
47	Thrombosis of Spinal cord	Other Nervous System
53	Thrombosis of vertebral artery	Cerebrovascular Diseases
54	Thrombotic infarction	Arteries, Arterioles, Capillaries
55	Thrombotic Infarction	Veins, Other Circulatory
54	Thrombotic microangiopathy	Arteries, Arterioles, Capillaries
54	Thrombotic thrombocytopenic purpura	Arteries, Arterioles, Capillaries
38	Thymic hypoplasia	Nutritional, Metabolic & Immunity Disorders
24	Thymus Cancer	Cancer — Lung, Trachea
37	Thymus gland disorders	Diabetes Mellitus — Endocrine Disorders
36	Thyroid Hemorrhage	Thyrotoxicosis
36	Thyroid Infarction	Thyrotoxicosis
36	Thyroiditis	Thyrotoxicosis
36	Thyrotoxicosis	Thyrotoxicosis
33	TIAs	Lymphosarcoma, Etc
15	Tick Fever	Typhus and Ricketsiosis
15	Tick-borne rickettsioses	Typhus and Ricketsiosis

Benefit Payments Procedure Manual
Ordinary Life Claims

13	Tick-borne viral encephalitis	Encephalitis
18	Tongue Cancer	Cancer — Mouth, Throat, Pharynx
18	Tonsil Cancer	Cancer — Mouth, Throat, Pharynx
63	Tonsillitis	Other Respiratory
36	Toxic Diffuse Goiter	Thyrotoxicosis
47	Toxic encephalopathy	Other Nervous System
81	Toxic epidermal necrolysis	Other Skin & Musculoskeletal Diseases
69	Toxic gastoenteritis	Gastgro-enteritis, Colitis
69	Toxic megacolon	Gastgro-enteritis, Colitis
52	Toxic myocarditis	Other Heart Disease
47	Toxic myoneural disorder	Other Nervous System
36	Toxic uninodular goiter	Thyrotoxicosis
17	Toxoplasmosis	Other Infective or Parasitic Diseases
24	Trachea Cancer	Cancer — Lung, Trachea
1	Tracheal tuberculosis	Tuberculosis — Respiratory System
63	Tracheitis	Other Respiratory
60	Tracheobronchitis	Bronchitis
17	Trachoma	Other Infective or Parasitic Diseases
53	Transient cerebral ischemia	Cerebrovascular Diseases
17	Trichinosis	Other Infective or Parasitic Diseases
17	Trichomoniasis	Other Infective or Parasitic Diseases
50	Tricuspid valve disorders	Ischemic & Coronary Heart Disease
52	Trifascicular block	Other Heart Disease
38	Triglyceride storage disease	Nutritional, Metabolic & Immunity Disorders
77	Trigonitis	Other Genito-Urinary
82	Trisomy 13, 21, 22, D1, 18, E3, G	Congenital Anomalies
63	Tropical eosinophilia	Other Respiratory
17	Tropical pyomyositis	Other Infective or Parasitic Diseases
17	Tropical Splenomegaly	Other Infective or Parasitic Diseases
72	Tropical sprue	Other Digestive Diseases
72	Tropical steatorrhea	Other Digestive Diseases
17	Trypanosomiasis	Other Infective or Parasitic Diseases
2	Tuberculosis — Nonrespiratory	Tuberculosis — Nonrespiratory
1	Tuberculosis — Respiratory System	Tuberculosis — Respiratory System
2	Tuberculosis of bones and joints	Tuberculosis — Nonrespiratory
2	Tuberculosis of genitourinary system	Tuberculosis — Nonrespiratory
1	Tuberculosis of intrathoracic lymph nodes	Tuberculosis — Respiratory System
2	Tuberculous encephalitis	Tuberculosis — Nonrespiratory
2	Tuberculous of brain or spinal cord	Tuberculosis — Nonrespiratory
2	Tuberculous peritonitis	Tuberculosis — Nonrespiratory
1	Tuberculous pleurisy	Tuberculosis — Respiratory System
1	Tuberculous pneumonia	Tuberculosis — Respiratory System
1	Tuberculous pneumothorax	Tuberculosis — Respiratory System
2	Tubercuous oophoritis	Tuberculosis — Nonrespiratory
73	Tubular necrosis	Nephritis, Renal Scleroris
17	Tularemia	Other Infective or Parasitic Diseases
4	Typhoid	Typhoid
15	Typhus and Ricketsiosis	Typhus and Ricketsiosis
38	Tyrosinosis	Nutritional, Metabolic & Immunity Disorders
38	Tyrosinuria	Nutritional, Metabolic & Immunity Disorders
64	Ulcer	Ulcer, Gastric Hemorrhage
54	Ulcer of artery	Arteries, Arterioles, Capillaries
72	Ulcer of esophagus	Other Digestive Diseases
72	Ulcer or rectum or anus	Other Digestive Diseases
63	Ulcerative tonsillitis	Other Respiratory
81	Ulcers — Decubitis	Other Skin & Musculoskeletal Diseases
67	Umbilical hernia	Intestinal Obstruction, Hernia

Benefit Payments Procedure Manual
Ordinary Life Claims

87	Unattended death	Unknown Causes & Ill-Defined Causes
87	Unknown	Unknown Causes & Ill-Defined Causes
47	Unverricht-Lundborg disease	Other Nervous System
72	Upper Gastrointestinal bleeding	Other Digestive Diseases
24	Upper Respiratory Cancer	Cancer — Lung, Trachea
73	Uremia	Nephritis, Renal Scleroris
87	Uremia	Unknown Causes & Ill-Defined Causes
51	Uremic hypertension	Hypertensive Disease
31	Ureter Cancer	Cancer — Other
77	Ureteral fistula	Other Genito-Urinary
74	Ureteritis cystica	Kidney Infections
31	Urethra Cancer	Cancer — Other
77	Urethral abscess	Other Genito-Urinary
77	Urethral caruncle	Other Genito-Urinary
77	Urethral diverticulum	Other Genito-Urinary
77	Urethral granuloma	Other Genito-Urinary
77	Urethral stricture	Other Genito-Urinary
77	Urethritis	Other Genito-Urinary
77	Urethrotrigonitis	Other Genito-Urinary
77	Urethrovesical fistula	Other Genito-Urinary
38	Uric Acid nephrolithiasis	Nutritional, Metabolic & Immunity Disorders
75	Urinary bladder stone	Urinary System Infections
75	Urinary calculus	Urinary System Infections
77	Urinary obstruction	Other Genito-Urinary
75	Urinary System Infection	Urinary System Infections
77	Urinary Tract infection	Other Genito-Urinary
77	Urinoma	Other Genito-Urinary
77	Urosepsis	Other Genito-Urinary
27	Uterine Cancer	Cancer — Other Uterine
77	UTI	Other Genito-Urinary
31	Vagina Cancer	Cancer — Other
50	Valvular heart disease	Ischemic & Coronary Heart Disease
55	Varicose veins	Veins, Other Circulatory
54	Vascular degeneration	Arteries, Arterioles, Capillaries
69	Vascular insufficiency of intestine	Gastgro-enteritis, Colitis
47	Vascular myelopathies	Other Nervous System
55	Vein inflammation	Veins, Other Circulatory
17	Venereal disease	Other Infective or Parasitic Diseases
55	Venofibrosis	Veins, Other Circulatory
55	Venous insufficiency	Veins, Other Circulatory
63	Ventilation pneumonitis	Other Respiratory
67	Ventral hernia	Intestinal Obstruction, Hernia
52	Ventricular cardiac arrhythmia	Other Heart Disease
52	Ventricular failure	Other Heart Disease
52	Ventricular fibrillation	Other Heart Disease
52	Ventricular flutter	Other Heart Disease
53	Ventricular hemorrhage	Cerebrovascular Diseases
52	Ventricular hypertrophy	Other Heart Disease
53	Vertebral Artery Ischemia	Cerebrovascular Diseases
53	Vertebral artery syndrome	Cerebrovascular Diseases
30	Vertebral Cancer	Cancer — Bone, Cartilage
81	Vertebral collapse	Other Skin & Musculoskeletal Diseases
77	Vesicocolic fistula	Other Genito-Urinary
77	Vesicocutaneous fistula	Other Genito-Urinary
77	Vesicoenteric fistula	Other Genito-Urinary
77	Vesicoperineal fistula	Other Genito-Urinary
77	Vesicorectal fistula	Other Genito-Urinary

Benefit Payments Procedure Manual
Ordinary Life Claims

77	Vesicoureteral reflux	Other Genito-Urinary
17	Vincent’s angina	Other Infective or Parasitic Diseases
17	Viral conjunctivitis	Other Infective or Parasitic Diseases
17	Viral hepatitis	Other Infective or Parasitic Diseases
17	Viral hepatitis A	Other Infective or Parasitic Diseases
17	Viral hepatitis B	Other Infective or Parasitic Diseases
57	Viral pneumonia	Pneumonia
57	Viral pneumonitis	Pneumonia
63	Viral tonsillitis	Other Respiratory
77	Viral URTI (Urinary Tract Infection)	Other Genito-Urinary
38	Vitamin A deficiency	Nutritional, Metabolic & Immunity Disorders
38	Vitamin B deficiency	Nutritional, Metabolic & Immunity Disorders
38	Vitamin B12 deficiency	Nutritional, Metabolic & Immunity Disorders
38	Vitamin B6 deficiency syndrome	Nutritional, Metabolic & Immunity Disorders
38	Vitamin Deficiency	Nutritional, Metabolic & Immunity Disorders
31	Vocal Cord Cancer	Cancer — Other
47	Vogt’s Disease	Other Nervous System
38	Volume Depletion	Nutritional, Metabolic & Immunity Disorders
67	Volvulus	Intestinal Obstruction, Hernia
38	von Gierke’s disease	Nutritional, Metabolic & Immunity Disorders
31	Vulva Cancer	Cancer — Other
38	Waardenburg syndrome	Nutritional, Metabolic & Immunity Disorders
38	Waldenstrom’s hypergammaglobulinemia	Nutritional, Metabolic & Immunity Disorders
38	Waldenstrom’s macroglobulinemia	Nutritional, Metabolic & Immunity Disorders
99	War	War
87	Wasting disease	Unknown Causes & Ill-Defined Causes
10	Waterhouse-Friderichsen syndrome	Meningococcal Infection
52	Weak heart	Other Heart Disease
54	Wegeber’s granulomatosis	Arteries, Arterioles, Capillaries
54	Wegener’s syndrome	Arteries, Arterioles, Capillaries
47	Werdnig-Hoffmann disease	Other Nervous System
37	Wermer’s syndrome	Diabetes Mellitus — Endocrine Disorders
41	Wernicke-Korsakoff syndrome	Mental, Drugs, Alcohol
17	Whipple’s disease	Other Infective or Parasitic Diseases
9	Whooping Cough	Whooping Cough
38	WIlson’s Disease	Nutritional, Metabolic & Immunity Disorders
38	Wiskott-Aldrich syndrome	Nutritional, Metabolic & Immunity Disorders
63	Woakes’ syndrome	Other Respiratory
52	Wolff-Parkinson-White syndrome	Other Heart Disease
38	Wolman’s disease	Nutritional, Metabolic & Immunity Disorders
38	Xanthinuria	Nutritional, Metabolic & Immunity Disorders
38	Xanthoma tuberosum	Nutritional, Metabolic & Immunity Disorders
38	Xerophthalmia due to Vitamin A deficiency	Nutritional, Metabolic & Immunity Disorders
38	X-Linked agammaglobulinemia	Nutritional, Metabolic & Immunity Disorders
38	Xylosuria	Nutritional, Metabolic & Immunity Disorders
38	Xylulosuria	Nutritional, Metabolic & Immunity Disorders
17	Yaws	Other Infective or Parasitic Diseases
72	Yellow atrophy of liver	Other Digestive Diseases

Exhibit D
REINSURANCE PREMIUMS
D.1	Life

Plans covered under this Agreement will be reinsured on a YRT basis. Reinsurance premiums will be based on the following percentage of the attached 2001 Select and Ultimate Valuation Basic Table, Male, Smoker Composite, Age Last Birthday.

Plan(s)/Rider(s)	Class	Duration 1	Duration 2 on
Modified	Aggregate	0%	110%
Whole Life
D.2	Age Basis

Age Last

D.3	Policy Fees

IHLIC will not participate in any policy fees.

D.4	Recapture Period

Number of years: 20

D.5	Substandard Ratings

Premiums will be based on the standard rate increased by an extra 25% per table of assessed rating. Allowances are the same as those for standard life coverage.

D.6	Flat Extras

The total premium remitted to IHLIC will include the flat extra premium minus the allowances shown below.

Type of Flat Extra Premium	First Year	Renewal
Temporary (1-5 years)	90%	90%
Permanent (6 years & greater)	25%	90%

Exhibit E
SELF-ADMINISTERED REPORTING
E.1	The Ceding Company, through the Administrator, will self-administer all reinsurance reporting. The Ceding Company, through the Administrator, will send IHLIC the reports listed below at the frequency specified.

Transaction Reports [monthly]
1.	New Business

2.	First Year – Other than New Business

3.	Renewal Year

4.	Changes and Terminations

5.	Accounting Information
Periodic Reports
6.	Statutory Reserve Information (quarterly)

7.	Policy Exhibit Information (monthly)

8.	Inforce (monthly)
A brief description of the data requirements follows below.

Transaction Reports

The Ceding Company, through the Administrator, agrees to provide the following policy data in each report as outlined in Exhibits F, G and H, and as referenced below:
1.	New Business

This report will include new issues only, the first time the policy is reported to IHLIC. Automatic and Facultative business will be identified separately.

2.	First Year – Other than New Business

This report will include policies previously reported on the new business detail and still in their first duration, or policies involved in first year premium adjustments.

3.	Renewal Year

All policies with renewal dates within the Accounting Period will be listed.

Exhibit E
(continued)
4.	Changes and Terminations

Policies affected by a change during the current reporting period will be included in this report. Type of change or termination activity must be clearly identified for each policy.

The Ceding Company, through the Administrator, will identify the following transactions either by separate listing or unique transaction codes: Terminations, Reinstatements, Changes, Conversions, and Replacements. For Conversions and Replacements, the Ceding Company, through the Administrator, will report the original policy date, as well as the current policy date.

5.	Accounting Information

Premiums and allowances will be summarized for Life coverages, Benefits, and Riders by the following categories: Automatic and Facultative, First Year and Renewals.
Periodic Reports
6.	Statutory Reserve Information

Statutory reserves will be summarized for Life coverages, Benefits and Riders. The Ceding Company, through the Administrator, will specify the reserve basis used.

7.	Policy Exhibit Information

This is a summary of transactions during the current period and on a year-to-date basis, reporting the number of policies and reinsured amount.

8.	Inforce

This is a detailed report of each policy in force.

Exhibit F
LIST OF RISKS REINSURED
The “List of Risks Reinsured,” showing all renewing policies, should be prepared and submitted monthly, quarterly, or annually according to the terms of the Agreement. At least once a year at the end of each year, a list must be submitted by the Ceding Company to IHLIC including ALL risks reinsured under this Agreement. Premiums due should be included only for the period being reported. The information required to be shown on such lists is set out below.

	A.	Policy number

	B.	Name of insured (minimum is surname and first initial; prefer to have first name and middle initial as well.)

	C.	Sex

	D.	Date of birth (month, day, year)

	E.	Issue age

*	F.	Attained age

	G.	Policy date (month, day, year) or date of increase/decrease in specified amount

	H.	Transaction code (in force)

		1.	First year, newly reported (i.e., new business)

		2.	First year, previously reported (i.e., renewal business in first policy year)

		3.	Renewal

	I.	Substandard rating (table, mortality percentage, flat extra amount and duration. Show multiple of standard for ADB or WPD.)

	J.	Plan or plan code (if more than one plan is covered by the Agreement)

	K.	Underwriting class (smoker, nonsmoker, preferred, etc.)

	L.	Specified amount issued (life, ADB, WPD)

	M.	Death benefit option (i.e., cash value included in or in addition to the specified amount)

*	N.	Current death benefit (under original policy)

	O.	Proportion reinsured this policy (where applicable)

	P.	Amount reinsured

	Q.	Current reinsurance amount at risk

	R.	Reinsurance premium (life, ADB, WPD)

*	S.	Net cash amount due IHLIC (life, ADB, WPD)

*	T.	Automatic or facultative

*	U.	Currency code if not U.S. currency

*	Desirable but not required

Exhibit F
(continued)
There should be separate subtotals for all items listed below. Each subtotal should include:

Policy count	(life—separately for new business, renewals, and combined)
Reinsurance amount at risk	(separately for new business, renewals, and combined)
Reinsurance premium	(separately for new business, renewals, and combined)
Reinsurance commission	(separately for new business, renewals, and combined)
Net amount due IHLIC	(separately for new business, renewals, and combined)
The various policy details including reinsurance amount at risk and proportion reinsured shown on the “List of Risks Reinsured” should correspond to the in force after any changes reported concurrently on the “List of Amendments.” We need a grand total each reporting period for policy count in force and reinsurance amount at risk in force (separately for new business, renewals, and combined). A separate total of ADB in force is needed. This need not be separated into new business and renewals.
A grand total of reinsurance premium and net amount due IHLIC, including all in force and amendments, should be shown (separately for first year, renewals, and combined categories). Separate totals should be provided for life, ADB, and WPD. This may be shown on the “List of Risks Reinsured” or may be included in a separate summary.
Where premiums for more than one period are being reported on a single list, the basic identification (policy number, name of insured, sex, date of birth, age, and policy date) need be shown only one time on the first line for the policy. Subsequent lines should each relate to a different period and the period involved should be indicated.
Although an increase or decrease in the specified amount will not, as a rule, result in the issuance of a new policy, the amount of such increase or decrease should be reported separately from the base specified amount so that differences in premium rates can be reflected. For example, the amount of increase in specified amount might involve a substandard rating that differs from the rating for the base specified amount. In any such case, it might be a good idea to assign a separate policy number suffix.
Any significant deviations from these reporting guidelines must be agreed to by IHLIC.

Exhibit G
LIST OF AMENDMENTS
Each “List of Amendments” (monthly, quarterly, or annual) should show details for each policy for which any transaction (see codes 4–12 below) occurred which has an effect on either the reinsurance amount at risk or reinsurance premium. The basic policy details to be shown include the following:

	a.	Policy number

	b.	Name of insured

*	c.	Date of birth

	d.	Transaction code (changes to in force)

		4.	Termination without value

		5.	Policy not placed (NTO)

		6.	Surrender (full or partial)

		7.	Reinstatement

		8.	Increase in specified amount

		9.	Decrease in specified amount

		10.	Conversion or change of plan (e.g., Option A to Option B)

		11.	Death

		12.	Other (Please describe.)

Under item 12, we would like you to describe any other amendments such as partial recapture, full recapture, table rating reduction, etc,

	e.	Effective date of transaction

	f.	Net increase or decrease in reinsurance amount at risk from the reinsurance amount at risk last reported to IHLIC before the change

	g.	Reinsurance premium adjustment (separately for first year/renewal)

	h.	Net adjustment due IHLIC (separately for first year/renewal)

	i.	Currency code if not U.S. currency

Subtotals of policy count and reinsurance amount at risk should be provided for each transaction code where the transaction is such that the life policy count in force is altered by the transaction. For items g and h only grand totals are required (separately for first year/renewal/combined).

The premium adjustments should include adjustments up to the current reporting period (e.g., month, quarter). Premiums for the current reporting period should appear on the “List of Risks Reinsured.”

It is not necessary to adhere strictly to the set of transaction codes shown above as long as the amendments are clearly identified and appropriate subtotals and totals can be provided.

*	Desirable but not required

Exhibit H

IN-FORCE SUMMARY FORM

Ceding Co.: ______________________
Address: ______________________
Underwriter's Name: ______________________
Underwriting Area: ______________________

FACULTATIVE-AUTOMATIC SUBMISSION
ORIGINAL-ADDITIONAL-MIB Inquiry Only

DATE: ____________

Insured's Name (Lst, Fst, M) ______________________
Date of Birth: ____________ Issue Age: ________ Sex: ____
Birth State: ____________ Birth Country: ____________
Reside State: ____________ Reside Country: ____________
Occupation: ______________________
Second Insured's Name: ______________________
Date of Birth: ____________ Issue Age: ________ Sex: ____

Policy Number: ______________________
Policy Date: ______________________
Reins Eff Date: ______________________

Policy Certificate ID: ______________________

Plan Name: ____________ Smoker Code: ____________
Rider Name: ____________ Smoker Code: ____________

Life Rates: ______________________
Reserve Basis: ______________________

Policy Year	Age	Amount At Risk

Inforce Policie
Policy Number

Comments ____

Circle Withdrawal Reason:

a) Rating b) Requirements c) Quicker Response

	Submitted File Includes:	
	Application	
	Medical Examination	
	Blood Profile	
	Heart Chart	
	Attending Physician's Report	
	Microscopic Urinalysis	
	Electrocardiogram	

RADF61

IHLIC
Munich Re Group

IN-FORCE SUMMARY FORM
SELF-ADMINISTERED LIFE REINSURANCE
Summary Report
For the Period through
| | Investors Heritage Life Insurance Company Account Company Name Number —— — Treaty ID: — Plan ID: — Prepared By Date Phone —
| |
I. Policy Exhibit Summary (Life Reinsurance Only)
Number of Amount of Policies Reinsurance A. In Force As Of Last Report B. New Paid Reinsurance Ceded C. NTO D. Reinstatements E. Administrative New Business (Conversions, Etc.) F. Lapses G. Recaptures H. Surrenders (Coinsurance Only) I. Death J. Expiries K. Administrative Lapses L. Increase/Decrease XXXXXX M. In Force As Of Current Report N. ADB In Force As of Current Report XXXXXX ==================================== =========
II. Accounting Summary
Net Due Category Premiums Commissions Other* IHLIC-Life First Year Renewal Year First Year Renewal Year Life WP ADB Total =====
* If more than one category is included (e.g., surrender benefits, dividends), please show details on the reverse side of this form. RADF61
Exhibit I Application for Facultative Reinsurance
| | | LIFE WPD ADB —— -— — Previous In Force Previous Retained Issued This Policy Retained This Policy Reinsured Amount —
| | |
Inforce Policies: — Policy Number Issue Amount Retained Amount —— —— —
Comments
Policy Amount Year Age At Risk ====== === =======
FACULTATIVE-AUTOMATIC SUBMISSION Investors Heritage Life Insurance Company
Ceding Co.: ORIGINAL-ADDITIONAL-MIB Inquiry Only P. O. Box 717, Frankfort, KY 40602 Address: Telephone: (502) 223-2361 Underwriter’s Name: DATE: Fax: (502) 875-7084 Underwriting Area:
Insured’s Name (Lst, Fst, M) Policy Number: Original Pol No.: Date of Birth: Issue Age: Sex: Policy Date: Original Pol Date: Birth State: Birth Country: Reins Eff Date: Original Iss Age: Reside State: Reside Country: Continuation: Duration:
Occupation: Policy Certificate ID: —— —— — Second Insured’s Name: —— —— — Date of Birth: Issue Age: Sex: —— —
Plan Name: Smoker Code: —— —— — Rider Name: Smoker Code: —— —— —
Life Rates: —— —— — Reserve Basis: —— —— —
Benefit 1: Ben 1 Rating: —— —— — Benefit 2: Ben 2 Rating: —— —— — Benefit 3: Ben 3 Rating: —— —— — Benefit 4: Ben 4 Rating: —— —— — Benefit 5: Ben 5 Rating: —— —— —
Flat Extra 1: Flat Ex 1 Dur: Flat Extra 2: Flat Ex 2 Dur:
Submission Type:Fac Auto —— —— — Original Submission Date: —— — Offer Accepted Date: —— —— — Withdrawal Date: —— —— —
Submitted File Includes: ======================== Application X-Ray —— — Medical Examination Other Medical Underwriting Data —— — Blood Profile Inspection Report —— — Heart Chart Additional Inspection Report —— — Attending Physician’s Report Aviation Questionnaire —— — Microscopic Urinalysis Other Non-medical Data —— — Electrocardiogram =================
Circle Withdrawal Reason:
1. Underwriting Not Complete 2. Policy Not Delivered 3. All Within Our Retention 4. Placed With Automatic Reinsurer 5. Placed With Another Reinsurer:
a) Rating b) Requirements c) Quicker Response